As filed with the Securities and Exchange Commission on December 3, 2012

   Securities Act Registration No. 333-
Investment Company Act Registration No. 811-

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-2

☑	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐	PRE-EFFECTIVE AMENDMENT NO.
☐	POST-EFFECTIVE AMENDMENT NO.
and/or
☑	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☐	AMENDMENT NO.

Tortoise MLP Growth Fund, Inc.

11550 Ash Street, Suite 300
Leawood, Kansas 66211
(913) 981-1020

AGENT FOR SERVICE
Terry C. Matlack
11550 Ash Street, Suite 300
Leawood, Kansas 66211

Copies of Communications to:

Steven F. Carman, Esq.
Eric J. Gervais, Esq. Husch Blackwell Sanders LLP
4801 Main Street, Suite 1000
Kansas City, MO 64112
(816) 983-8000

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.

It is proposed that this filing will become effective (check appropriate box):

☐     when declared effective pursuant to Section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
		Proposed	Proposed Maximum
Title of Securities Being Registered	Amount to be Registered	Maximum Offering Price Per Share	Aggregate Offering Price (1)	Amount of Registration Fee
Common Stock			$1,000,000	$136.40

(1)
Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933. In no event will the aggregate initial offering price of all securities offered from time to time pursuant to the prospectus included as a part of this Registration Statement exceed $1,000,000.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION DATED December 3, 2012

              Shares

Tortoise MLP Growth Fund, Inc.

Common Stock

Investment Objective.  Tortoise MLP Growth Fund, Inc. (the “Company,” “we,” “us” or “our”) is a newly organized, non-diversified closed-end management investment company.  Our investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders.  We cannot assure you that we will achieve our investment objective.  Similar to the tax characterization of distributions made by master limited partnerships (“MLPs”) to their unitholders, a portion of our distributions are expected to be treated as a return of capital to stockholders.  Unlike most investment companies, we have not elected to be treated as a regulated investment company under the Internal Revenue Code.

Investment Strategy.  We seek to provide our stockholders with an efficient vehicle to invest primarily in a portfolio of equity securities of energy MLPs and their affiliates with an emphasis on oil and petroleum products.  We intend to focus on oil and petroleum products MLPs with attractive long-term growth potential associated with expanding North American production and the resulting pipeline infrastructure build out.

No Prior History.  Prior to this offering, there has been no public or private market for shares of our common stock.  Our common stock is expected to be listed on the New York Stock Exchange under the trading or “ticker” symbol “     .”

Investing in our securities involves certain risks.  You could lose some or all of your investment.  See “Risk Factors” beginning on page ___ of this prospectus.  You should consider carefully these risks together with all of the other information contained in this prospectus before making a decision to purchase our securities.

Shares of closed-end management investment companies frequently trade at prices lower than their net asset value or initial offering price.  This discount risk may be greater for initial investors expecting to sell shares shortly after the completion of this offering.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

		Per Share	Total(1)
Public offering price	$
Sales load(2)	$
Proceeds, before expenses, to us(3)	$
(notes on following page)

The underwriters expect to deliver the common stock to purchasers on or about , 2013.

The date of this prospectus is                 , 2013.

(notes from previous page)

(1)
The underwriters named in this prospectus have the option to purchase up to      additional shares of common stock at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover over-allotments.  If the over-allotment option is exercised in full, the total public offering price, sales load and proceeds, before expenses, to us will be $ , $ , and $ , respectively.  See “Underwriting”.

(2)
Tortoise Capital Advisors, L.L.C., our Adviser, has agreed to pay from its own assets a       fee to each of                           in the aggregate amount of $        .  These fees are not reflected under sales load in the table above.  The sum of all compensation to the underwriters in connection with this public offering of shares of common stock, including the sales load and the    fees to underwriters will not exceed   % of the total public offering price of the shares of common stock sold in this offering.  See “Underwriting—Additional Compensation to be Paid by Our Adviser.”

(3)
In addition to the sales load, we will pay, and our stockholders will bear, offering costs of up to $0.05 per share, estimated to total approximately $  ($        , if the underwriters exercise the over-allotment option in full), which will reduce the “Proceeds, before expenses, to us.” Tortoise Capital Advisors, L.L.C., our Adviser, has agreed to pay all organizational expenses and the amount by which the aggregate of all of our offering costs (excluding the sales load, but including a portion of the amount payable to an affiliate of the Adviser for the marketing of our common stock) exceeds $0.05 per share.

(continued from cover page)

Portfolio.  Under normal circumstances, we will invest at least 80% of our Total Assets (as defined on page 1) in equity securities of energy MLPs.  Additionally, we will invest at least 70% of our Total Assets in equity securities of oil and petroleum products MLPs and other companies.   For purposes of these policies, we consider investments in MLPs to include investments in MLP affiliates, which are entities controlling, controlled by or under common control with an MLP.  Energy MLPs produce, develop, transport, gather, process and/or store oil, petroleum products, condensate and natural gas.  Oil and petroleum products MLPs and other companies are those with over 50% of their revenue, cash flow or assets related to oil or petroleum products assets.  We may invest up to 50% of our Total Assets in restricted securities, primarily through direct investments in securities of listed companies.  We will not invest in privately held companies.

Leverage.  The borrowing of money and issuance of preferred stock and debt securities represent the leveraging of our common stock.  We reserve the right at any time to use financial leverage to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”).  We anticipate that our initial leverage will consist of borrowings pursuant to a credit facility.  See “Risk Factors—Leverage Risk.”

Investment Adviser.  We will be managed by Tortoise Capital Advisors, L.L.C. (the “Adviser”), a registered investment adviser specializing in managing portfolios of investments in listed energy companies.  As of October 31, 2012, our Adviser managed investments of approximately $9.2 billion in the energy infrastructure sector, including the assets of publicly traded closed-end funds, an open-end fund and other accounts.  Our Adviser has a 25 person investment team dedicated to the energy sector.

This prospectus sets forth the information that you should know about us before investing.  You should read this prospectus before deciding whether to invest in our securities.  You should retain this prospectus for future reference.  A statement of additional information, dated                         , 2013, as supplemented from time to time, containing additional information, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into this prospectus.  You may request a free copy of the statement of additional information, the table of contents of which is on page 68 of this prospectus, request a free copy of our annual, semi-annual and quarterly reports, request other information or make stockholder inquiries, by calling toll-free at 1-866-362-9331 or by writing to us at 11550 Ash Street, Suite 300, Leawood, Kansas 66211.  Our annual, semi-annual and quarterly reports and the statement of additional information also will be available on our Adviser’s website at www.tortoiseadvisors.com.  Information included on such website does not form part of this prospectus.  You can review and copy documents we have filed at the SEC’s Public Reference Room in Washington, D.C.  Call 1-202-551-8090 for information.  The SEC charges a fee for copies.  You can get the same information on the EDGAR database, including other material incorporated by reference into this prospectus, free from the SEC’s website (http://www.sec.gov).  You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, 100 F. Street, N.E., Room 1580, Washington, D.C. 20549.

Our securities do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Until                   , 2013 (25 days after the date of this prospectus) all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus.  This is in addition to each dealer’s obligation to deliver a prospectus when acting as an underwriter and with respect to its unsold allotments or subscriptions.

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus and the statement of additional information contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” “could,” “should” and similar terms and the negative of such terms.  By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements.  Several factors that could materially affect our actual results are the performance of the portfolio of securities we hold, the time necessary to fully invest the proceeds of this offering, the conditions in the U.S. and international financial, oil, petroleum products, and other markets, the level and volatility of commodity prices, the price at which our shares will trade in the public markets and other factors.

Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements.  Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risk Factors” section of this prospectus.  All forward-looking statements contained or incorporated by reference in this prospectus are made as of the date of this prospectus.  Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement.  The forward-looking statements contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the 1933 Act.

Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the “Risk Factors” section of this prospectus.  We urge you to review carefully that section for a more detailed discussion of the risks of an investment in our securities.

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You should rely only on the information contained or incorporated by reference in this prospectus in making your investment decisions.  Neither we nor the underwriters have authorized any other person to provide you with different or inconsistent information.  If anyone provides you with different or inconsistent information, you should not rely on it.  This prospectus does not constitute an offer to sell or solicitation of an offer to buy any securities in any jurisdiction where the offer or sale is not permitted.  The information appearing in this prospectus is accurate only as of the date on its cover.  Our business, financial condition and prospects may have changed since such date.  We will advise investors of any material changes to the extent required by applicable law.

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PROSPECTUS SUMMARY

The following summary contains basic information about us and our securities.  It is not complete and may not contain all of the information you may want to consider.  You should review the more detailed information contained elsewhere in this prospectus and in the statement of additional information, especially the information set forth under the heading “Risk Factors” beginning on page       of this prospectus.

The Fund

We are a newly organized, non-diversified, closed-end management investment company.  Our investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders.  For purposes of our investment objective, total return includes capital appreciation of, and all distributions received from, securities in which we invest regardless of the tax character of the distributions.  Similar to the tax characterization of distributions made by MLPs to their unitholders, a portion of our distributions are expected to be treated as a return of capital to stockholders.  We seek to provide our stockholders with an efficient vehicle to invest primarily in a portfolio consisting of equity securities of energy MLPs and their affiliates with an emphasis on oil and petroleum products.  We cannot assure you that we will achieve our investment objective.

Our Adviser

We will be managed by Tortoise Capital Advisors, L.L.C. (the “Adviser”), a registered investment adviser specializing in managing portfolios of investments in listed energy companies.  As of October 31, 2012, our Adviser managed investments of approximately $9.2 billion in the energy sector, including the assets of publicly traded closed-end funds, an open-end fund and other accounts.  Our Adviser has a 25-person investment team dedicated to the energy sector.

The Offering

We are offering       shares of common shares at $25.00 per share through a group of underwriters (the “Underwriters”) led by                     .  You must purchase at least 100 shares of common stock in this offering.  We have given the Underwriters an option to             purchase up to additional shares of common stock to cover orders in excess of                shares of common stock.  See “Underwriting.”  The Adviser has agreed to pay all organizational expenses and the amount by which the aggregate of all of our offering costs (excluding the sales load, but including a portion of the amount payable to an affiliate of the Adviser for the marketing of our common stock) exceeds $0.05 per share.

Investment Strategy

We seek to provide our stockholders with an efficient vehicle to invest primarily in a portfolio consisting primarily of equity securities of energy MLPs, their affiliates and other companies with an emphasis on oil and petroleum products.  We intend to focus on oil and petroleum products MLPs with attractive long-term growth potential associated with expanding North American production and the resulting pipeline infrastructure build out.

Under normal circumstances, we will invest at least 80% of our Total Assets in equity securities of energy MLPs. Additionally, we will invest at least 70% of our Total Assets in equity securities of oil and petroleum products MLPs and other companies.  We define “Total Assets” as the value of securities, cash or other assets held, including securities or assets obtained through leverage, distributions and interest accrued but not yet received and net deferred tax assets.  For purposes of these policies, we consider investments in MLPs to include investments in MLP affiliates, which are  entities controlling, controlled by or under common control with an MLP.

Energy MLPs produce, develop, transport, gather, process and/or store oil, petroleum products, condensate and natural gas.  Oil and petroleum products MLPs and other companies are those with over 50% of their revenue, cash flow or assets related to oil or petroleum products assets.  We may invest up to 50% of our Total Assets in restricted securities, primarily through direct investments in securities of listed companies.  We will not invest in privately held companies.

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Listing and Symbol

Our common stock is expected to be listed on the New York Stock Exchange (“NYSE”) under the trading or “ticker” symbol “        .”

Use of Proceeds

We expect to use the net proceeds from the sale of our common stock to invest in accordance with our investment objective and policies and for working capital purposes.  We expect to fully invest the net proceeds of this offering within three to six months after the closing.  Pending such investment, we expect that the net proceeds of this offering will be invested in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities.

Market Opportunity

[To come]

Experience of the Adviser

Our Adviser has significant experience investing in North American energy companies including:

●	A Leading Energy Adviser. Our Adviser formed the first NYSE listed MLP focused closed-end fund and is one of the largest investment managers dedicated to managing closed-end funds focused on U.S. energy infrastructure MLPs. As of October 31, 2012, our Adviser had approximately $9.2 billion of assets under management in the energy sector, including the assets of publicly traded closed-end funds, an open-end fund and other accounts. The members of our Adviser’s investment committee have, on average, over years of experience.

●
Experience Across the Energy Value Chain.  Our Adviser has managed energy investments through various economic cycles through a disciplined, long-term oriented investment approach that it has used since its founding.  Through its in-house research coverage of companies throughout the entire energy value chain, our Adviser’s investment process uses a bottom-up, fundamentals-based approach.  Through proprietary models, including risk, valuation and financial models, our Adviser’s philosophy places extensive focus on quality and emphasizes downside risk mitigation, and total return potential.  Our Adviser believes its investment process is a competitive advantage, allowing it to evaluate risk and reward intelligently across the energy universe.

●	Deep Relationships and Access to Deal Flow. We believe our Adviser’s history in the energy sector, its long-term investment strategy and its deep relationships with issuers, underwriters and sponsors offers competitive advantages in evaluating and managing investment opportunities. Our Adviser led the first MLP direct placement and has participated in over direct investments in which it has invested over $ billion since 2002 through listed funds it advises and other specialty vehicles and accounts.

●	Capital Markets Innovation. Our Adviser is a leader in providing investment, financing and structuring opportunities through listed funds it advises. Our Adviser formed the first listed, closed-end fund focused primarily on investing in energy infrastructure MLPs and led the development of institutional MLP direct placements to fund capital projects, acquisitions and sponsor liquidity. In addition, our Adviser established one of the first registered closed-end fund universal shelf registration statements and completed the first registered direct offering from a universal shelf registration statement for a closed-end fund.

●
Disciplined Investment Philosophy.  In making its investment decisions, our Adviser uses a disciplined investment approach that it has utilized since its founding.  Our Adviser’s investment process involves an assessment of the overall attractiveness of the specific segment in which an energy company is involved, the company’s specific competitive position within that segment, potential commodity price risk, supply and

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demand, regulatory considerations, the stability and potential growth of the company’s cash flows, and the company’s management track record.

Fees

Pursuant to our investment advisory agreement, we will pay our Adviser a fee for its investment management services equal to an annual rate of            % of our average monthly “Managed Assets”.  “Managed Assets” means our Total Assets (including any assets attributable to any leverage that may be outstanding but excluding any net deferred tax assets) minus the sum of accrued liabilities other than (1) net deferred tax liabilities, (2) debt entered into for purposes of leverage, and (3) the aggregate liquidation preference of any outstanding preferred stock.  The fee will be calculated and accrued daily and paid quarterly in arrears.  See “Management of the Company—Compensation and Expenses.”

Comparison with Directly Owning MLPs

We believe that our investors will benefit from a number of portfolio and tax features that would not be available from directly owning MLP units, including the following:

●
Access to Direct Investments.  We will seek to invest in direct investments.  Direct investments offer the potential for increased return, but are typically only available to a limited number of institutional investors such as us.

●
Simplified Tax Reporting.  Each stockholder will receive a single Form 1099, rather than a Form K-1 from each MLP if such stockholder had instead invested directly in the MLP.  In addition, whereas limited partners of an MLP may be required to make state filings in states in which the MLP operates, our stockholders will not be required to file state income tax returns in each state in which MLPs we own operate.

●	Diversified Portfolio. An investment in our common shares offers diversification among a number of MLPs within the energy sector through a single investment vehicle.

●	Active Management by Leading MLP Adviser. Our Adviser’s investment committee has more than 100 years combined investment experience to select and manage a diversified portfolio on behalf of stockholders. The ability to access investment grade credit markets may also lead to greater stockholder returns.

●	No Unrelated Business Taxable Income. The Internal Revenue Code generally excludes corporate dividends from treatment as unrelated business taxable income (“UBTI”), unless the stock is debt-financed. Tax-exempt investors, including pension plans, foundations, 401(k)s and IRAs, will not have UBTI upon receipt of distributions from us, whereas a tax-exempt limited partner’s allocable share of income of an MLP is treated as UBTI.

●	Retirement Plan Suitability. The tax characteristics of a direct MLP investment are generally undesirable for tax-exempt investors such as retirement plans. We are structured as a c-corporation and accrue federal and state income taxes based on taxable earnings and profits. Because of this innovative structure, pioneered by our Adviser, institutions and retirement accounts are able to join individual stockholders as investors in MLPs through their investment in us. The tax characteristics of distributions you may receive from us can vary. See “Certain Federal Income Tax Matters.”

In addition, the passive activity income and loss rules apply to a direct investment in MLPs but not to an investment in our common shares (these rules limit the ability of an investor to use losses to offset other gains).

Unlike MLPs, we will be obligated to pay current and accrue deferred taxes with respect to our income, thereby subjecting our income to a double layer of tax upon distribution to our stockholders.  Like other investment companies, our stockholders will bear our operating costs, including management fees, custody and administration fees, and the costs of operating as a public company.

Investment Policies

We have adopted the following nonfundamental investment policies:

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●
Under normal circumstances, we will invest at least 80% of our Total Assets in equity securities of energy MLPs.  Additionally, we will invest at least 70% of our Total Assets in equity securities of oil and petroleum products MLPs and other companies.  For purposes of these policies, we consider investments in MLPs to include investments in MLP affiliates.

●	We may invest up to 50% of our Total Assets in restricted securities, primarily through direct investments in securities of listed companies.

●	We will not invest in privately held companies.

●	We will not invest more than 10% of our Total Assets in any single issuer.

●	We will not engage in short sales.

The Board of Directors may change our nonfundamental investment policies without stockholder approval and will provide notice to stockholders of material changes (including notice through stockholder reports), although a change in the policy of investing at least 80% of our Total Assets in equity securities of energy MLPs requires at least 60 days’ prior written notice to stockholders.  Unless otherwise stated, these investment restrictions apply at the time of purchase.  Furthermore, we will not be required to reduce a position due solely to market value fluctuations.

During the period in which we are investing the net proceeds of this offering, we may deviate from our investment policies by investing the net proceeds in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities.  Under adverse market or economic conditions, we may invest up to 100% of our Total Assets in these securities.  To the extent we invest in these securities on a temporary basis or for defensive purposes, we may not achieve our investment objective.

Federal Income Tax Status of the Company

Unlike most investment companies, we have not elected to be treated as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).  Therefore, we are obligated to pay federal and applicable state corporate taxes on our taxable income.  On the other hand, we are not subject to the Internal Revenue Code’s diversification rules limiting the assets in which regulated investment companies can invest.  Under current federal income tax law, these rules limit the amount that regulated investment companies may invest directly in the securities of certain MLPs to 25% of the value of their total assets.  We will invest a substantial portion of our assets in securities of MLPs.  Although MLPs may generate taxable income to us, we expect the MLPs to pay cash distributions in excess of the taxable income reportable by us.  Similarly, over the long term, we expect to distribute substantially all of our distributable cash flow (“DCF”) to our common stockholders.  DCF is the amount we receive as cash or paid-in-kind distributions from MLPs or affiliates of MLPs in which we will invest and interest payments on short-term debt securities we own, less current or anticipated operating expenses, taxes on our taxable income, and leverage costs paid by us (including leverage costs of any preferred stock, debt securities and borrowings under any credit facility).  However, unlike regulated investment companies, we are not effectively required by the Internal Revenue Code to distribute substantially all of our income and capital gains.  See “Certain Federal Income Tax Matters.”

Taxation of MLPs and MLP Investors

We invest primarily in the equity securities of MLPs, which are treated as partnerships for federal income tax purposes.  Limited partners, such as us, are required to pay tax on their allocable share of each MLP’s income, gains, losses and deductions, including accelerated depreciation and amortization deductions.  Such items generally are allocated among the general partner and limited partners in accordance with their percentage interests in the MLP.  Partners recognize and must report their allocable share of income regardless of whether any cash distributions are paid out.  MLPs typically are required by their charter documents to distribute substantially all of their distributable cash flow.  The types of MLPs in which we intend to invest have historically made cash distributions to limited partners that exceed the amount of taxable income allocable to limited partners.  This may be due to a variety of factors, including that the MLP may have significant non-cash deductions, such as accelerated depreciation.  If the cash distributions exceed the taxable income reported, the MLP investor’s basis in MLP units will decrease.  This

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feature will reduce current income tax liability, but potentially will increase the investor’s gain upon the sale of its MLP interest.

Stockholder Tax Features

Our stockholders hold common stock of a corporation.  Shares of common stock differ substantially from partnership interests for federal income tax purposes.  Unlike holders of MLP common units, our stockholders will not recognize an allocable share of our income, gains, losses and deductions.  Stockholders recognize income only if we pay out distributions.  The tax character of the distributions can vary.  If we make distributions from our current or accumulated earnings and profits, such distributions will be taxable to stockholders in the current period as dividend income.  Dividend income will be treated as “qualified dividends” for federal income tax purposes, subject to favorable capital gains rates provided that certain requirements are met.  If distributions exceed our current or accumulated earnings and profits, such excess distributions will constitute a tax-deferred return of capital to the extent of a stockholder’s basis in its common shares.  To the extent excess distributions exceed a stockholder’s basis, they will be taxed as capital gain.  Based on the historical performance of MLPs, we expect that a portion of distributions to holders of our common shares will constitute a tax-deferred return of capital.  There is no assurance that we will make regular distributions or that our expectation regarding the tax character of our distributions will be realized.  The provisions of the Internal Revenue Code applicable to qualified dividend income are effective through December 31, 2012.  Thereafter, higher federal income tax rates will apply unless further legislative action is taken.

Upon the sale of common shares, a stockholder generally will recognize capital gain or loss measured by the difference between the sale proceeds received by the stockholder and the stockholder’s federal income adjusted tax basis in its common shares sold, as adjusted to reflect return(s) of capital.  Generally, such capital gain or loss will be long-term capital gain or loss if common shares were held as a capital asset for more than one year.  See “Certain Federal Income Tax Matters.”

Distributions

Our Board of Directors has adopted a policy of declaring what it believes to be sustainable distributions. In determining distributions, our Board of Directors considers a number of current and anticipated factors, including, among others: DCF; realized and unrealized gains; leverage amounts and rates; current and deferred taxes payable; and potential volatility in returns from our investments and the overall market. Over the long term, we expect to distribute substantially all of our DCF to holders of our common stock.  It is expected that we will declare a distribution to holders of our common stock approximately 45 to 60 days following the completion of this offering and pay a distribution no later than                    , 2013.  Subsequently, we will pay distributions on our common stock each fiscal quarter out of our DCF, if any.  If distributions paid to common stockholders exceed the current and accumulated earnings and profits allocated to the particular shares held by a stockholder, the excess of such distribution will constitute, for federal income tax purposes, a tax-deferred return of capital to the extent of the stockholder’s basis in the shares and capital gain thereafter.  A return of capital reduces the basis of the shares held by a stockholder, which may increase the amount of gain recognized upon the sale of such shares.  See “Distributions.”

Automatic Dividend Reinvestment Plan

We intend to have an automatic dividend reinvestment plan for our stockholders that will be effective upon completion of this offering.  Our plan will be an “opt out” dividend reinvestment plan.  Registered holders of our common stock will automatically be enrolled and entitled to participate in the plan.  As a result, if we declare a distribution after the plan is effective, a registered holder’s cash distribution will be automatically reinvested in additional common stock, unless the registered holder specifically “opts out” of the dividend reinvestment plan so as to receive cash distributions.  Stockholders who receive distributions in the form of common stock will generally be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash.  See “Automatic Dividend Reinvestment Plan” and “Certain U.S. Federal Income Tax Considerations.”

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Leverage

The borrowing of money and the issuance of preferred stock and debt securities represent the leveraging of our common stock.  The issuance of additional common stock may enable us to increase the aggregate amount of our leverage.  We reserve the right at any time to use financial leverage to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), or we may elect to reduce the use of leverage or use no leverage at all.  Our Board of Directors has approved a leverage target of    % to      % of our Total Assets at the time of incurrence and has also approved a policy permitting temporary increases in the amount of leverage we may use to up to     % of our Total Assets at the time of incurrence, provided that (i) such leverage is consistent with the limits set forth in the 1940 Act, and (ii) we expect to reduce such increased leverage over time in an orderly fashion.  The timing and terms of any leverage transactions will be determined by our Board of Directors.  In addition, the percentage of our assets attributable to leverage may vary significantly during periods of extreme market volatility and will increase during periods of declining market prices of our portfolio holdings.

Under the 1940 Act, we are not permitted to issue preferred stock unless immediately after such issuance, the value of our Total Assets (including the proceeds of such issuance) less all liabilities and indebtedness not represented by senior securities is at least equal to 200% of the total of the aggregate amount of senior securities representing indebtedness plus the aggregate liquidation value of any outstanding preferred stock.  Stated another way, we may not issue preferred stock that, together with outstanding preferred stock and debt securities, has a total aggregate liquidation value and outstanding principal amount of more than 50% of the value of our Total Assets, including the proceeds of such issuance, less liabilities and indebtedness not represented by senior securities.  Under the 1940 Act, we are not permitted to issue debt securities or incur other indebtedness constituting senior securities unless immediately thereafter, the value of our Total Assets (including the proceeds of the indebtedness) less all liabilities and indebtedness not represented by senior securities is at least equal to 300% of the amount of the outstanding indebtedness.  Stated another way, we may not issue debt securities or incur other indebtedness with an aggregate principal amount of more than 33 1/3% of the value of our Total Assets, including the amount borrowed, less all liabilities and indebtedness not represented by senior securities.

There can be no assurance that a leveraging strategy will be successful during any period in which it is used.  The use of leverage involves risks, which can be significant.  See “Leverage” and “Risk Factors—Leverage Risk.”

Hedging & Risk Management

We may utilize hedging techniques such as interest rate transactions to mitigate potential interest rate risk on a portion of our leverage.  Such interest rate transactions would be used to protect us against higher costs on our leverage resulting from increases in short-term interest rates.  We anticipate that the majority of such interest rate hedges would be interest rate swap contracts, interest rate caps and floors purchased from financial institutions.

We may in the future, but do not currently intend to, use other hedging and risk management strategies, including futures, forward contracts, options, options on such contracts and interest rate and total return swaps, to seek to manage other market risks.  Such hedging strategies may be utilized to seek to protect against possible adverse changes in the market value of securities held in our portfolio, exposure to commodities prices and non-U.S. currencies, or to otherwise protect the value of our portfolio.  See “Leverage—Hedging and Risk Management” and “Risk Factors—Hedging and Derivatives Risk.”

Conflicts of Interest

Conflicts of interest may arise from the fact that our Adviser and its affiliates carry on substantial investment activities for other clients, in which we have no interest.  Our Adviser or its affiliates may have financial incentives to favor certain of these accounts over us.  Any of their proprietary accounts or other customer accounts may compete with us for specific trades.  Our Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for, other accounts and customers, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for us, even though their investment objectives may be the same as, or similar to, ours.

6

Situations may occur when we could be disadvantaged because of the investment activities conducted by our Adviser and its affiliates for their other accounts.  Certain of our Adviser’s managed funds and accounts may invest in the equity securities of a particular company, while other funds and accounts managed by our Adviser may invest in the debt securities of the same company.  Such situations may be based on, among other things, the following: (i) legal or internal restrictions on the combined size of positions that may be taken for us or the other accounts, thereby limiting the size of our position; (ii) the difficulty of liquidating an investment for us or the other accounts where the market cannot absorb the sale of the combined position; or (iii) limits on co-investing in direct placement securities under the 1940 Act.  Our investment opportunities may be limited by affiliations of our Adviser or its affiliates with energy companies.

The use of leverage creates an opportunity for increased income and capital appreciation for common stockholders, but at the same time creates special risks that may adversely affect common stockholders.  Because our management fee is based upon a percentage of our Managed Assets, our management fee is higher when we are leveraged.  Therefore, our Adviser has a financial incentive to use leverage, which will create a conflict of interest between our Adviser and our common stockholders, who will bear the costs of our leverage.  See “Investment Objective and Principal Investment Strategies—Conflicts of Interest.”

Adviser’s Information

The offices of our Adviser are located at 11550 Ash Street, Suite 300, Leawood, Kansas 66211.  The toll-free telephone number of our Adviser is (866) 362-9331 and our Adviser’s website is www.tortoiseadvisors.com.  Information posted to our Adviser’s website should not be considered part of this prospectus.

Who May Want to Invest

Investors should consider their investment goals, time horizons and risk tolerance before investing in our common shares.  An investment in our common shares is not appropriate for all investors, and we are not intended to be a complete investment program.  We are designed as a long-term investment and not as a trading vehicle.  We may be an appropriate investment for investors who are seeking:

●	an efficient investment vehicle for accessing a portfolio of energy MLPs, their affiliates and other companies with an emphasis on oil and petroleum products;

●	the opportunity for tax deferred distributions and distribution growth;

●	simplified tax reporting compared to directly owning MLP units;

●	an investment by retirement and other tax exempt accounts;

●	potential diversification of their overall investment portfolio; and

●	professional securities selection and active management by an experienced adviser.

An investment in our common shares involves a high degree of risk.  Investors could lose some or all of their investment.

Risks

Investing in our common stock involves risk, including the risk that you may receive little or no return on your investment, or even that you may lose part or all of your investment.  Our strategy of concentrating in energy MLPs means that our performance will be closely tied to the performance of the energy sector, and we will be subject to the risks inherent in the business of energy MLPs, including of commodity prices fluctuations.  These risks, along with other risks applicable to an investment in our common stock, are more fully set forth under the heading “Risk Factors.”  Before investing in our common stock, you should consider carefully all of these risks.

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In addition, we are designed primarily as a long-term investment vehicle, and our common stock is not an appropriate investment for a short-term trading strategy.  An investment in our securities should not constitute a complete investment program for any investor and involves a high degree of risk.  Due to the uncertainty in all investments, there can be no assurance that we will achieve our investment objective.

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SUMMARY OF COMPANY EXPENSES

The following table and example contain information about the costs and expenses that common stockholders will bear directly or indirectly.  In accordance with Securities and Exchange Commission (“SEC”) requirements, the expenses shown in the table under "Other Expenses" and "Total Annual Expenses" are based on estimated amounts for our annual operations and assume that we issue approximately        million shares of common stock.  The table below shows our expenses, including leverage costs, as a percentage of our net assets and not as a percentage of gross assets or Managed Assets.  We caution you that the percentages in the table below indicating annual expenses are estimates and may vary.

Stockholder Transaction Expenses (as a percentage of offering price):

Sales Load	____%(1)
Offering Expenses Borne by the Company	____%(2)
Dividend Reinvestment Plan Fees	(3)
Total Stockholder Transaction Expenses Paid	%

Annual Expenses (as a percentage of net assets attributable to common stock)(4):
Management Fee(5)	___%
Leverage Costs(6)	___%
Other Expenses(7)	___%
Total Annual Expenses(8)	___%

____________________
(1)	For a description of the sales load and other compensation paid to the underwriters, see “Underwriting.”
(2)
Stockholders will pay offering costs of up to $0.05 per share, estimated to total approximately $ .  Our Adviser has agreed to pay all organizational expenses and the amount by which the aggregate of all of our offering costs (excluding the sales load, but including a portion of the amount payable to an affiliate of the Adviser for the marketing of our common stock) exceeds $0.05 per share.

(3)
The expenses associated with the administration of our automatic dividend reinvestment plan are included in “Other Expenses.” The participants in our automatic dividend reinvestment plan will pay a transaction fee if they direct the plan agent to sell shares of common stock held in their investment account and a per share fee with respect to open market purchases, if any, made by the plan agent under the plan.  For more details about the plan, see “Automatic Dividend Reinvestment Plan.”

(4)
Assumes leverage of approximately $      million determined using the assumptions set forth in footnote (6) below.  We have not included a line item for “Acquired Fund Fees and Expenses” as such expenses are not anticipated to exceed one basis point.

(5)
Although our management fee is     % (annualized) of our average monthly Managed Assets, the table above reflects expenses as a percentage of net assets.  “Managed Assets” means our Total Assets (including any assets attributable to any leverage that may be outstanding but excluding any net deferred tax assets) minus the sum of accrued liabilities other than (1) net deferred tax liabilities, (2) debt entered into for purposes of leverage, and (3) the aggregate liquidation preference of any outstanding preferred stock.  Our Advisor does not charge an advisory fee based on net deferred tax assets.  Net Assets is defined as Managed Assets minus sum of net deferred tax liabilities, debt entered into for the purposes of leverage and the aggregate liquidation preference of any outstanding preferred shares.  See “Management of the Company—Compensation and Expenses.”

(6)
The table above assumes that we borrow approximately $      million, which reflects leverage in an amount representing approximately       % of our Total Assets assuming an annual interest rate of      % on the amount borrowed and assuming we issue      million shares of common stock.

(7)	“Other Expenses” includes our estimated overhead expenses, including payments to our transfer agent,

administrator, custodian, fund accountant, and legal and accounting expenses for our first year of operation assuming we issue       million shares of common stock.  The holders of our common stock indirectly bear the cost associated with such other expenses as well as all other costs not specifically assumed by our Adviser and incurred in connection with our operations.

(8)
The table presented above estimates what our annual expenses would be, stated as a percentage of our net assets attributable to our shares of common stock.  This results in a higher percentage than the percentage attributable to our estimated annual expenses stated as a percentage of our Managed Assets.  See “Leverage – Annual Expenses” on page     .

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock.  These amounts are based upon an assumed sales load of     %, offering expenses of     % and our payment of annual operating expenses at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return.	$	$	$	$

The example and the expenses in the tables above are intended to assist you in understanding the various costs and expenses an investor in our common stock may bear directly or indirectly and should not be considered a representation of our future expenses.  Actual expenses may be greater or less than those shown.  Moreover, while the example assumes, as required by the applicable rules of the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%.  In addition, while the example assumes reinvestment of all distributions at net asset value, participants in our dividend reinvestment plan may receive common stock valued at the market price in effect at that time.  This price may be at, above or below net asset value.  See “Automatic Dividend Reinvestment Plan” for additional information regarding our automatic dividend reinvestment plan.

For additional information with respect to our expenses, see “Management of the Fund” and “Automatic Dividend Reinvestment Plan.”

THE COMPANY

We are a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act.  We were organized as a Maryland corporation on November 29, 2012 pursuant to articles of incorporation.  Our fiscal year ends on November 30.  We expect our common stock to be listed on the New York Stock Exchange under the trading or ticker symbol “          .”

USE OF PROCEEDS

We expect to use the net proceeds from the sale of our common stock to invest in accordance with our investment objective and policies and for working capital purposes.  We expect to fully invest the net proceeds of this offering within three to six months after the closing.  Pending such investment, we expect that the net proceeds of this offering will be invested in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities.  See “Risk Factors—Delay in Use of Proceeds Risk.” The three to six month timeframe associated with the anticipated use of proceeds could lower returns and reduce the amount of cash available to make distributions.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Investment Objective and Strategy

Our investment objective is to provide our stockholders a high level of total return, with an emphasis on current distributions paid to stockholders.  We seek to provide our stockholders with an efficient vehicle to invest primarily in a portfolio consisting primarily of equity securities of energy MLPs, their affiliates and other companies with an emphasis on oil and petroleum products.  We intend to focus on oil and petroleum products MLPs with attractive long-term growth potential associated with expanding North American production and the resulting pipeline infrastructure build out.

Under normal circumstances, we will invest at least 80% of our Total Assets in equity securities of energy MLPs. Additionally, we will invest at least 70% of our Total Assets in equity securities of oil and petroleum products MLPs and other companies. For purposes of these policies, we consider investments in MLPs to include investments in MLP affiliates , which are  entities controlling, controlled by or under common control with an MLP.  We define “Total Assets” as the value of securities, cash or other assets held, including securities or assets obtained through leverage, and interest accrued but not yet received and net deferred tax assets.  We will invest in equity securities that are publicly traded on an exchange or in the OTC market, primarily consisting of MLP common units, LLC common units and common stock.

Energy MLPs produce, develop, transport, gather, process and/or store oil, petroleum products, condensate and natural gas.  Oil and petroleum products MLPs and other companies are those with over 50% of their revenue, cash flow or assets related to oil or petroleum products assets.

Investment Process and Risk Management

Our Adviser’s investment process utilizes fundamental analysis and a comparison of quantitative, qualitative, and relative value factors.  Investment decisions are driven by proprietary financial, risk, and valuation models developed and maintained by our Adviser which assist in the evaluation of investment decisions and risk.  Financial models, based on business drivers with historical and multi-year operational and financial projections, quantify growth, facilitate sensitivity and credit analysis, and aid in peer comparisons.  The risk models assess a company’s asset quality, management, and stability of cash flows operational and financial performance.  Our Adviser also uses traditional valuation metrics such as cash flow multiples and net asset value in its investment process.  In addition, the Adviser analyzes production growth potential and the company’s ability to grow production over time through internally generated cash flows as well as uses its midstream energy expertise to assist in analyzing emerging areas of production growth.

Our Adviser’s investment committee is responsible for approving investment decisions and monitoring our investments.  In conducting due diligence, our Adviser relies on first-hand sources of information, such as company filings, meetings and conference calls with management, site visits, government information, etc.  Although our Adviser intends to use research provided by broker-dealers and investment firms, primary emphasis will be placed on proprietary analysis and valuation models conducted and maintained by our Adviser’s in-house investment analysts.  To determine whether a company meets its investment criteria, our Adviser will generally look for the targeted investment characteristics as described herein.  All decisions to invest in a company must be approved by the unanimous decision of our investment committee.

The due diligence process followed by our Adviser is comprehensive and includes:

•	review of historical and prospective financial information

•	diligence of quarterly updates and conference calls;

•	analysis of financial models and projections;

•	meetings with management and key employees;

•	on-site visits; and

•	screening of relevant partnership and other key documents.

Market Opportunity and Targeted Investment Characteristics

[To Come]

Investment Policies

We have adopted the following nonfundamental investment policies:

•
Under normal circumstances, we will invest at least 80% of our Total Assets in equity securities of energy MLPs. Additionally, we will invest at least 70% of our Total Assets in equity securities of oil and petroleum products MLPs and other companies. For purposes of these policies, we consider investments in MLPs to include investments in MLP affiliates.

•	We may invest up to 50% of our Total Assets in restricted securities, primarily through direct investments in securities of listed companies.

•	We will not invest in privately held companies.

•	We will not invest more than 10% of our Total Assets in any single issuer.

•	We will not engage in short sales.

The Board of Directors may change our nonfundamental investment policies without stockholder approval and will provide notice to stockholders of material changes (including notice through stockholder reports), although a change in the policy of investing at least 80% of our Total Assets in equity securities of energy MLPs requires at least 60 days’ prior written notice to stockholders.  Unless otherwise stated, these investment restrictions apply at the time of purchase.  Furthermore, we will not be required to reduce a position due solely to market value fluctuations.

During the period in which we are investing the net proceeds of this offering, we may deviate from our investment policies by investing the net proceeds in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities.  Under adverse market or economic conditions, we may invest up to 100% of our Total Assets in these securities.  To the extent we invest in these securities on a temporary basis or for defensive purposes, we may not achieve our investment objective.

Investment Securities

The types of securities in which we may invest include, but are not limited to, the following:

Equity Securities of MLPs.  Consistent with our investment objective, we may invest up to 100% of our Total Assets in equity securities issued by MLPs, including common units, convertible subordinated units, and equity securities issued by affiliates of MLPs, including I-Shares.

The table below summarizes the features of these securities, and a further discussion of these securities follows:

	Common Units	Convertible Subordinated Units
	(for MLPs Taxed as Partnerships)(1)	(for MLPs Taxed as Partnerships)	I-Shares

Voting Rights	Limited to certain significant decisions; no annual election of directors	Same as common units	No direct MLP voting rights
Dividend	First right to MQD specified	Second right to MQD; no	Equal in amount and priority

Dividend Priority	in Partnership Agreement; arrearage rights	arrearage rights; may be paid in additional units	to common units but paid in additional I-Shares at current market value of I-Shares
Dividend Rate	Minimum set in Partnership Agreement; participate pro rata with subordinated after both MQDs are met	Equal in amount to common units; participate pro rata with common units above the MQD	Equal in amount to common units
Trading	Listed on NYSE, NYSE Alternext U.S. and NASDAQ National Market	Not publicly traded	Listed on NYSE
Federal Income Tax Treatment	Generally, ordinary income to the extent of taxable income allocated to holder; distributions are tax-deferred return of capital to extent of holder’s basis; remainder as capital gain	Same as common units	Full distribution treated as return of capital; since distribution is in shares, total basis is not reduced
Type of Investor	Retail; creates unrelated business taxable income for tax-exempt investor; investment by regulated investment companies limited to 25% of total assets	Same as common units	Retail and institutional; does not create unrelated business taxable income; qualifying income for regulated investment companies
Liquidity Priority	Intended to receive return of all capital first	Second right to return of capital; pro rata with common units thereafter	Same as common units (indirect right through I-Share issuer)
Conversion Rights	None	Typically one-to-one ratio into common units	None

(1)
Some energy companies in which we may invest have been organized as LLCs.  Such LLCs are treated in the same manner as MLPs for federal income tax purposes.  Common units of LLCs have similar characteristics of those of MLP common units, except that LLC common units typically have voting rights with respect to the LLC, and LLC common units held by management are not entitled to increased percentages of cash distributions as increased levels of cash distributions are received by the LLC.  The characteristics of LLCs and their common units are more fully discussed below.

MLP Common Units.  MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation.  Unlike stockholders of a corporation, common unitholders do not elect directors annually and generally have the right to vote only on certain significant events, such as a merger, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement.  MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings.  Common unitholders generally have first right to a minimum quarterly distribution (“MQD”) prior to distributions to the convertible subordinated unitholders or the general partner (including incentive distributions).  Common unitholders typically have arrearage rights if the MQD is not met.  In the event of liquidation, MLP common unitholders have first rights to the partnership’s remaining assets after bondholders, other debt holders, and preferred unitholders have been paid in full.  MLP common units trade on a national securities exchange or over-the-counter.  In addition, like common stock, prices of MLP common units are sensitive to general movements in the stock market and a drop in the stock market may depress the price of MLP common units to which we have exposure.

Limited Liability Company Units.  Some energy companies in which we may invest have been organized as LLCs.  Such LLCs are treated in the same manner as MLPs for federal income tax purposes.  Consistent with its investment objective and policies, we may invest in common units or other securities of such LLCs.  LLC common units represent an equity ownership interest in an LLC, entitling the holder to a share of the LLC’s success through distributions and/or capital appreciation.  Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their earnings.  LLC common unitholders generally have first rights to a MQD prior to distributions to subordinated unitholders and typically have arrearage rights if the MQD is not met.  In the event of liquidation, LLC common unitholders have first rights to the LLC’s remaining assets after bond holders, other debt holders and preferred unitholders, if any, have been paid in full.  LLC common units may trade on a national securities exchange or over-the-counter.

In contrast to MLPs, LLCs have no general partner, and there are generally no incentives that entitle management or other unitholders to increased percentages of cash distributions as distributions reach higher target levels.  In addition, LLC common unitholders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights.

MLP Convertible Subordinated Units.  MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors.  The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unitholders.  Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified MQD, plus any arrearages, and may receive less than common unitholders in distributions upon liquidation.  Convertible subordinated unitholders generally are entitled to MQD prior to the payment of incentive distributions to the general partner but are not entitled to arrearage rights.  Therefore, convertible subordinated units generally entail greater risk than MLP common units.  They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time and/or the satisfaction of certain financial tests.  These units generally do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units.  Although the means by which convertible subordinated units convert into senior common units depend on a security’s specific terms, MLP convertible subordinated units typically are exchanged for common units.  The value of a convertible security is a function of its worth if converted into the underlying common units.  Convertible subordinated units generally have similar voting rights as MLP common units.  Distributions may be paid in cash or in-kind.

Equity Securities of MLP Affiliates.  In addition to equity securities of MLPs, we may also invest in equity securities of MLP affiliates.  MLP affiliates are issuers of MLP I-Shares and general partners of MLPs.

MLP I-Shares.  I-Shares represent an indirect investment in MLP I-units.  I-units are equity securities issued to an affiliate of an MLP, typically a limited liability company, that owns an interest in and manages the MLP.  The I-Shares issuer has management rights but is not entitled to incentive distributions.  The I-Share issuer’s assets consist exclusively of MLP I-units.  Distributions by MLPs to I-unitholders are made in the form of additional I-units, generally equal in amount to the cash received by common unitholders of MLPs.  Distributions to I-Share holders are made in the form of additional I-Shares, generally equal in amount to the I-units received by the I-Share issuer.  The issuer of the I-Shares is taxed as a corporation; however, the MLP does not allocate income or loss to the I-Share issuer.  Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLPs and are not subject to state income tax filing obligations based solely on the issuer’s operations within a state.

General Partner Interests.  General partner interests of MLPs are typically retained by an MLP’s original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors.  An entity holding general partner interests, but not its investors, can be liable under certain circumstances for amounts greater than the amount of the entity’s investment in the general partner interest.  General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP.  These interests themselves are generally not publicly traded, although they may be owned by publicly traded entities.  General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement.  In addition, holders of general partner interests typically hold incentive distribution rights (“IDRs”), which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unitholders are increased to prescribed levels.  General partner interests generally cannot be converted into common units.  The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Other Non-MLP Equity Securities.  In addition to equity securities of MLPs and their affiliates, we may also invest up to 20% of our Total Assets in common and preferred stock, limited partner interests, convertible securities, warrants and depository receipts of companies that are organized as corporations, limited liability companies or limited partnerships.  Common stock generally represents an equity ownership interest in an issuer.  Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may under-perform relative to fixed-income securities during certain periods.  An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock we hold.  In addition, prices of common stocks are sensitive to general movements in the stock market, and a drop in the stock market may depress the price of common stocks to which we have exposure.  Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting an issuer occur.  In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.

Restricted Securities. We may invest up to 50% of our Total Assets in restricted securities, primarily through direct investments in securities of listed companies.  An issuer may be willing to offer the purchaser more attractive features with respect to securities issued in direct investments because it has avoided the expense and delay involved in a public offering of securities.  Adverse conditions in the public securities markets also may preclude a public offering of securities.  MLP convertible subordinated units typically are purchased in private placements and do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units.  MLP convertible subordinated units typically are purchased from affiliates of the issuer or other existing holders of convertible units rather than directly from the issuer.

Restricted securities obtained by means of direct investments are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale.  Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate.  This lack of liquidity creates special risks for us.  However, we could sell such securities in private transactions with a limited number of purchasers or in public offerings under the 1933 Act.  MLP convertible subordinated units generally also convert to publicly traded common units upon the passage of time and/or satisfaction of certain financial tests.  We intend to seek direct investment opportunities (direct placements or follow-on offerings) that could take place soon after the closing of this offering.  MLPs typically issue new equity in such transactions at some discount to prevailing market price.  If we are successful in our efforts to purchase direct investments at a discount, we may be able to both mitigate the costs of this offering to our common stockholders and increase our net asset value per common share.  However, we cannot assure you that we will be successful in this strategy.

Temporary Investments and Defensive Investments.  Pending investment of the proceeds of this offering (which we expect may take up to approximately three to six months following the closing of this offering), we may invest offering proceeds in mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial or other liquid securities—all of which are expected to provide a lower yield than the securities of MLPs and their affiliates.  We may also invest in these instruments on a temporary basis to meet working capital needs, including, but not limited to, for collateral in connection with certain investment techniques, to hold a reserve pending payment of distributions, and to facilitate the payment of expenses and settlement of trades.  We anticipate that under normal market conditions and following the investment of the proceeds of this offering not more than 5% of our Total Assets will be invested in these instruments.

Under adverse market or economic conditions, we may invest 100% of our Total Assets in these securities.  The yield on these securities may be lower than the returns on MLPs or yields on lower rated fixed income securities.  To the extent we invest in these securities on a temporary basis or for defensive purposes, we may not achieve our investment objective.

Debt Securities. We may invest up to 20% of our Total Assets in debt securities, including securities rated below investment grade, commonly referred to as “junk bonds.”  Our debt securities may have fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, floating rate, adjustable rate, zero coupon, contingent, deferred and payment in kind features, and may include securities that are or are not exchange traded.  To the extent that we invest in below investment grade debt securities, such securities will be rated, at the time of investment, at least B- by Standard & Poor’s Rating Services (“S&P”) or B3 by Moody’s Investors Services,

Inc. or a comparable rating by at least one other nationally recognized statistical rating organization or, if unrated, determined by the Adviser to be of comparable quality.  If a security satisfies our minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, we will not be required to dispose of such security.  If a downgrade occurs, the Adviser will consider what action, including the sale of such security, is in the best interest of us and our stockholders.

Portfolio Turnover

Our annual portfolio turnover rate may vary greatly from year to year.  We may, but under normal market conditions, do not intend to, engage in frequent and active trading of portfolio securities.  Although we cannot accurately predict our portfolio turnover rate, we expect to maintain relatively low (e.g., less than 30% under normal market conditions) turnover of our core equity portfolio under normal market conditions, not including any purchases and sales of equity securities and call options in connection with any covered call option program.  As such, on an overall basis, our annual turnover rate may exceed 100%.  A high turnover rate involves greater trading costs to us and may result in greater realization of taxable capital gains.

Conflicts of Interest

Conflicts of interest may arise from the fact that our Adviser and its affiliates carry on substantial investment activities for other clients in which we have no interest, some of which may have investment strategies similar to ours.  Our Adviser or its affiliates may have financial incentives to favor certain of such accounts over us.  For example, our Adviser and its affiliates may have an incentive to allocate potentially more favorable investment opportunities to other funds and clients that pay our Adviser and its affiliates an incentive or performance fee.  Performance and incentive fees also create the incentive to allocate potentially riskier, but potentially better performing, investments to such funds and other clients in an effort to increase the incentive fee.  Our Adviser also may have an incentive to make investments in one fund, having the effect of increasing the value of a security in the same issuer held by another fund, which, in turn, may result in an incentive fee being paid to our Adviser by that other fund.  Any of the Adviser’s or its affiliates’ proprietary accounts and other customer accounts may compete with us for specific trades.  Our Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for us, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers, although their investment objectives may be the same as, or similar to our objectives.  Our Adviser has written allocation policies and procedures designed to address potential conflicts of interest.  For instance, when two or more clients advised by our Adviser seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by our Adviser in its discretion and in accordance with the client’s various investment objectives and our Adviser’s procedures.  In some cases, this system may adversely affect the price or size of the position we may obtain.  In other cases, the ability to participate in volume transactions may produce better execution for us.  When possible, our Adviser combines all of the trade orders into one or more block orders, and each account participates at the average unit or share price obtained in a block order.  When block orders are only partially filled, our Adviser considers a number of factors in determining how allocations are made, with the overall goal to allocate in a manner so that accounts are not preferred or disadvantaged over time.  Our Adviser also has allocation policies for transactions involving private placement securities, which are designed to result in a fair and equitable participation in offerings or sales for each participating client.

Our Adviser also serves as investment adviser for other publicly traded closed-end management investment companies, an open-end management investment company and other accounts which invest in energy companies.  See “Management of the Company.”

Our Adviser will evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account.  Because these considerations may differ when applied to us and relevant accounts under management in the context of any particular investment opportunity, our investment activities, on the one hand, and other managed accounts, on the other hand, may differ considerably from time to time.  In addition, our fees and expenses will differ from those of the other managed accounts.  Accordingly, stockholders should be aware that our future performance and the future performance of the other accounts of our Adviser may vary.

Situations may occur when we could be disadvantaged because of the investment activities conducted by our Adviser and its affiliates for their other funds or accounts.  Certain of our Adviser’s managed funds and accounts may invest in the equity securities of a particular company, while other funds and accounts managed by our Adviser may invest in the debt securities of the same company.  Such situations may be based on, among other things, the following: (i) legal or internal restrictions on the combined size of positions that may be taken for us or the other accounts, thereby limiting the size of our position; or (ii) the difficulty of liquidating an investment for us or the other accounts where the market cannot absorb the sale of the combined position, or (iii) limits on co-investing in negotiated transactions under the 1940 Act, as discussed further below.

Under the 1940 Act, we may be precluded from co-investing in negotiated private placements of securities with our affiliates, including other funds managed by our Adviser.  Except as permitted by law, our Adviser will not co-invest its other clients’ assets in negotiated private transactions in which we invest.

Our Adviser will observe a policy for allocating negotiated private placement opportunities among its clients that takes into account the amount of each client’s available cash and its investment objectives.  To the extent we are precluded from co-investing, our Adviser will allocate private investment opportunities among its clients, including but not limited to us and our affiliated companies, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives.  These allocation policies may result in the allocation of investment opportunities to an affiliated company rather than to us.

To the extent that our Adviser sources and structures private investments, certain employees of our Adviser may become aware of actions planned, such as acquisitions that may not be announced to the public.  It is possible that we could be precluded from investing in or selling securities of companies about which our Adviser has material, non-public information; however, it is our Adviser’s intention to ensure that any material, non-public information available to certain employees of our Adviser are not shared with those employees responsible for the purchase and sale of publicly traded securities or to confirm prior to receipt of any material non-public information that the information will shortly be made public.

Our Adviser and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on our behalf.  As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of our Adviser that are the same as, different from, or made at a different time than positions taken for us.  Furthermore, our Adviser may at some time in the future manage other investment funds with the same investment objective as ours.

The use of leverage creates an opportunity for increased income and capital appreciation for common stockholders, but at the same time creates special risks that may adversely affect common stockholders.  Because our management fee is based upon a percentage of our Managed Assets, our management fee is higher when we are leveraged.  Therefore, our Adviser has a financial incentive to use leverage, which will create a conflict of interest between our Adviser and our common stockholders, who will bear the costs of our leverage.

RISK FACTORS

Investing in our common stock involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment.  Therefore, before investing in our common stock you should consider carefully the following risks.

General.  We are a newly organized closed-end management investment company and have no operating history or history of public trading of our common stock.  We are designed primarily as a long-term investment vehicle and not as a trading tool.  An investment in our securities should not constitute a complete investment program for any investor and involves a high degree of risk.  Due to the uncertainty in all investments, there can be no assurance that we will achieve our investment objective.  The value of an investment in our common stock could decline substantially and cause you to lose some or all of your investment.

Non-Diversified Risk.    We are classified as a “non-diversified” investment company under the 1940 Act.  Therefore, we may invest a relatively high percentage of our assets in a smaller number of issuers or may invest a larger proportion of our assets in a single company.  As a result, we may be more susceptible than a diversified fund to any single corporate, political, geographic or regulatory occurrence.

Concentration Risk.    Our strategy of concentrating in energy investments, particularly energy MLPs, means that our performance will be closely tied to the performance of the energy industry.  For further information about investments we may make in energy MLPs and companies, see “Investment Objective and Principal Investment Strategies—Investment Objective and Strategy.” Our concentration in these investments may present more risk than if we were broadly diversified over numerous industries and sectors of the economy.  A downturn in these investments would have a greater impact on us than on a fund that does not concentrate in such investments.  At times, the performance of these investments may lag the performance of other industries or the market as a whole.  Risks inherent in the business of energy MLPs and companies include:

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Commodity Price Volatility Risk.    The volatility of energy commodity prices can significantly affect energy MLPs due to the impact of prices on the volume of commodities developed, produced, gathered and processed.  Historically, energy commodity prices have been cyclical and exhibited significant volatility which may adversely impact the value, operations, cash flows and financial performance of energy MLPs and companies in which we invest.

Commodity prices fluctuate for several reasons and can be swift, including changes in global and domestic energy market, general economic conditions, consumer demand, price and level of foreign imports, the impact of weather on demand, levels of domestic and worldwide supply, levels of production and imports, domestic and foreign governmental regulation, political instability, acts of war and terrorism, the success and costs of exploration projects, conservation and environmental protection efforts, alternative energy, taxation and the availability of local, intrastate and interstate transportation systems.

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Supply and Demand Risk.    A decrease in the exploration, production or development of natural gas, natural gas liquids, oil, refined petroleum products, or a decrease in the volume of such commodities, may adversely impact the financial performance and profitability of energy MLPs and companies.  Production declines and volume decreases could be caused by various factors, including changes in commodity prices, oversupply, depletion of resources, declines in estimates of proved reserves, catastrophic events affecting production, labor difficulties, political events, production variance from expectations, Organization of the Petroleum Exporting Countries (“OPEC”) actions, environmental proceedings, increased regulations, equipment failures and unexpected  maintenance problems or outages, inability to obtain necessary permits or carryout new construction or acquisitions, unanticipated expenses, import supply disruption, increased competition from alternative energy sources, and other events.  All of the above is particularly true for new or emerging areas of supply in that may have limited or no production history.  Reductions in or prolonged periods of low prices for natural gas and oil can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher.

A sustained decline in or varying demand for such commodities, could also adversely affect the financial performance of energy MLPs and companies. Factors that could lead to a decline in demand include economic recession or other adverse economic conditions, political and economic conditions in other natural resource producing countries including embargoes, hostilities in the Middle East, military campaigns and terrorism, OPEC actions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, exchange rates, and changes in commodity prices or weather.

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Reserve & Depletion Risk.    Estimates of proved reserves and projected future net revenue by energy MLPs and companies are generally based on internal reserve reports, engineering data, and reports of independent petroleum engineers.  Estimated reserves are based on many assumptions that may prove inaccurate and require subjective estimates of underground accumulations and assumptions concerning future prices, production levels, and operating and development costs.  As a result, estimated quantities of proved reserves, projections of future production rates, and the timing of related expenditures may prove to be inaccurate.  Any material negative inaccuracies in these reserve estimates or underlying assumptions could materially lower the value of upstream energy MLPs and companies.  Future natural gas, NGL and oil production is highly dependent upon the success in acquiring or finding additional reserves that are economically recoverable.  This can be particularly true for new areas of exploration and development, such as in North American oil and gas reservoirs, including shale.  A portion of any one upstream company’s assets may be dedicated to oil or natural gas reserves that naturally deplete over time and a significant slowdown in the identification or availability of reasonably priced and accessible proved reserves for these companies could adversely affect their business.

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Operating Risk.    Energy MLPs and companies are subject to many operating risks, including: equipment failure causing outages; structural, maintenance, impairment and safety problems; transmission or transportation constraints, inoperability or inefficiencies; dependence on a specified fuel source; changes in electricity and fuel usage; availability of competitively priced alternative energy sources; changes in generation efficiency and market heat rates; lack of sufficient capital to maintain facilities; significant capital expenditures to keep older assets operating efficiently; seasonality; changes in supply and demand for energy; catastrophic and/or weather-related events such as spills, leaks, well blowouts, uncontrollable flows, ruptures, fires, explosions, floods, earthquakes, hurricanes, discharges of toxic gases and similar occurrences; storage, handling, disposal and decommissioning costs; and environmental compliance.  Breakdown or failure of an energy MLP’s  or company’s assets may prevent it from performing under applicable sales agreements, which in certain situations, could result in termination of the agreement or incurring a liability for liquidated damages.  As a result of the above risks and other potential hazards associated with energy MLPs and companies, certain companies may become exposed to significant liabilities for which they may not have adequate insurance coverage.  Any of the aforementioned risks could have a material adverse effect on the business, financial condition, results of operations and cash flows of energy MLPs and companies.  The energy industry is cyclical and from time to time may experience a shortage of drilling rigs, equipment, supplies, or qualified personnel, or due to significant demand, such services may not be available on commercially reasonable terms.  A company’s ability to successfully and timely complete capital improvements to existing or other capital projects is contingent upon many variables.  Should any such efforts be unsuccessful, an energy MLP or company could be subject to additional costs and / or the write-off of its investment in the project or improvement.  The marketability of oil and gas production depends in large part on the availability, proximity and capacity of pipeline systems owned by third parties.  Oil and gas properties are subject to royalty interests, liens and other burdens, encumbrances, easements or restrictions, all of which could impact the production of a particular energy MLP or company.  Energy companies operate in a highly competitive and cyclical industry, with intense price competition.  A significant portion of their revenues may depend on a relatively small number of customers, including governmental entities and utilities.

Energy MLPs and companies engaged in interstate pipeline transportation of natural gas, refined petroleum products and other products are subject to regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to tariff rates these companies may charge for pipeline transportation services.  An adverse determination by the FERC with respect to the tariff rates of an energy MLP could have a material adverse effect on its business, financial condition, results of operations and cash flows and its ability to make cash distributions to its equity owners.

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Regulatory Risk.    Energy MLPs and companies are subject to regulation by governmental authorities in various jurisdictions and may be adversely affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.  Regulation exists in multiple aspects of their operations, including reports and permits concerning exploration, drilling, and production; how facilities are constructed, maintained and operated; how wells are spaced; the unitization and pooling of properties; environmental and safety controls, including emissions release, the reclamation and abandonment of wells and facility sites, remediation, protection of endangered species, and the discharge and disposition of waste materials; offshore oil and gas operations; and the prices they may charge for the oil and gas produced or transported under federal and state leases and other products and services.  Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including fines, injunctions or both.  Stricter laws, regulations or enforcement policies could be enacted in the future which may increase compliance costs and may adversely affect the financial performance of energy MLPs and companies.  Additionally, legislation has been proposed that would, if enacted into law, make significant changes to U.S. federal income tax laws, including the elimination of certain U.S. federal income tax benefits currently available to oil and gas exploration and production companies.

The use of methods such as hydraulic fracturing may be subject to new or different regulation in the future.  Any new state or federal regulations that may be imposed on hydraulic fracturing could result in additional permitting and disclosure requirements (including of substances used in the fracturing process) and in additional operating restrictions.  The imposition of various conditions and restrictions on drilling and completion operations could lead to operational delays and increased costs and, moreover, could delay or effectively prevent the development of oil and gas from formations that would not be economically viable without the use of hydraulic fracturing.

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Environmental Risk.    Activities of energy MLPs and companies are subject to stringent environmental laws and regulation by many federal, state and local authorities, international treaties and foreign governmental authorities.  Failure to comply with such laws and regulations or to obtain any necessary environmental permits pursuant to such laws and regulations could result in fines or other sanctions.  Congress and other domestic and foreign governmental authorities have either considered or implemented various laws and regulations to restrict or tax certain emissions, particularly those involving air and water emissions.  Existing environmental regulations could be revised or reinterpreted, new laws and regulations could be adopted or become applicable, and future changes in environmental laws and regulations could occur, which could impose significant additional costs.  Energy MLPs and companies have made and will likely continue to make significant capital and other expenditures to comply with these and other environmental laws and regulations.   There can be no assurance that such companies would be able to recover all or any increased environmental costs from their customers or that their business, financial condition or results of operations would not be materially and adversely affected by such expenditures or any changes in domestic or foreign environmental laws and regulations, in which case the value of these companies’ securities could be adversely affected.  In addition, energy MLPs and companies may be responsible for environmentally-related liabilities, including any on-site liabilities associated with the environmental condition of facilities that it has acquired, leased or developed, or liabilities from associated activities, regardless of when the liabilities arose and whether they are known or unknown.

Hydraulic fracturing is a common practice used to stimulate production of natural gas and/or oil from dense subsurface rock formations such as shales that generally exist several thousand feet below ground.  The companies in which we will invest commonly apply hydraulic-fracturing techniques in onshore oil and natural gas drilling and completion programs.  The process involves the injection of water, sand, and additives under pressure into a targeted subsurface formation.  The water and pressure create fractures in the rock formations, which are held open by the grains of sand, enabling the oil or natural gas to flow to the wellbore.  The use of hydraulic fracturing may produce certain wastes that may in the future be designated as hazardous wastes and may thus become subject to more rigorous and costly compliance and disposal requirements.  The EPA has commenced a study of potential environmental effects of hydraulic fracturing on drinking water and groundwater, with initial results expected to be available by late 2012 and final results by 2014 and, more recently in October 2011, the EPA announced that it is launching a study regarding wastewater resulting from hydraulic fracturing activities and currently plans to propose standards by 2014 that such wastewater must meet before being transported to a treatment plant.  Also, the Department of Energy is conducting an investigation into practices the agency could recommend to better protect the environment from drilling using hydraulic fracturing completion methods and the Department of the Interior has proposed disclosure, well testing and monitoring requirements for hydraulic fracturing on federal lands.  The White House Council on Environmental Quality and a committee of the US House of Representatives are reviewing hydraulic-fracturing practices.  At the same time, legislation has been introduced before Congress to provide for federal regulation of hydraulic fracturing and to require disclosure of the chemicals used in the fracturing process.  In addition, some states have adopted, and other states are considering adopting, regulations that could impose more stringent permitting, disclosure and well construction requirements on hydraulic fracturing operations.  Additional regulations could be imposed that could include, among other things, limiting injection of oil and gas well wastewater into underground disposal wells, due to concerns about the possibility of minor earthquakes being linked to such injection, an indirect activity to drilling utilized in certain geographic regions.  If new laws or regulations that significantly restrict hydraulic fracturing or associated activity are adopted, such laws could make it more difficult or costly for the companies in which we invest to perform fracturing to stimulate production from tight formations, which could adversely impact their production levels, operations, cash flow and the value of their securities.

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Climate Change Regulation Risk.    Climate change regulation could result in increased operations and capital costs for the companies in which we invest.  Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the U.S. and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, which some scientists and policymakers believe contribute to global climate change.  These measures and future measures could result in increased costs to certain companies in which the Fund invests to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies in which we invest.  These actions could result in increased costs of operations and impact the demand and prices for fossil fuels.

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Terrorism Risk.    Energy MLPs and companies, and the market for their securities, are subject to disruption as a result of terrorist activities, such as the terrorist attacks on the World Trade Center on September 11, 2001; war, such as the wars in Afghanistan and Iraq and their aftermaths; and other geopolitical events, including upheaval in the Middle East or other energy producing regions.  Cyber hacking could also cause significant disruption and harm to energy MLPs and companies.  The U.S. government has issued warnings that energy assets, specifically those related to energy, including exploration and production facilities, pipelines and transmission and distribution facilities, might be specific targets of terrorist activity.  Such events have led, and in the future may lead, to short-term market volatility and may have long-term effects on companies in the energy industry and markets.  Such events may also adversely affect our business and financial condition.

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Natural Disaster Risk.    Natural risks, such as earthquakes, flood, lightning, hurricanes, tsunamis, tornadoes and wind, are inherent risks in operations of energy MLPs and companies.  For example, extreme weather patterns, such as Hurricane Ivan in 2004 and Hurricanes Katrina and Rita in 2005, the Tohuku earthquake and resulting tsunami in Japan in 2011, or the threat thereof, could result in substantial damage to the facilities of certain companies located in the affected areas and significant volatility in the supply of energy and could adversely impact the prices of the securities in which we invest.  This volatility may create fluctuations in commodity prices and earnings of energy MLPs and companies.

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MLP Risk.  We will invest primarily in equity securities of energy MLPs and their affiliates.  As a result, we are subject to the risks associated with an investment in MLPs, including cash flow risk, tax risk, deferred tax risk and capital markets risk, as described in more detail below.

Cash Flow Risk.  We expect to derive substantially all of our cash flow from investments in equity securities of MLPs and their affiliates.  The amount of cash that we will have available to pay or distribute to holders of our securities depends on the ability of the MLPs whose securities we hold to make distributions to their partners and the tax character of those distributions.  We will not control the actions of underlying MLPs.  The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the energy infrastructure market generally and on factors affecting the particular business lines of the MLP.  Available cash will also depend on the MLPs’ level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors.

Tax Risk of MLPs.  Our ability to meet our investment objective will depend on the level of taxable income, dividends and distributions we receive from the MLPs and energy companies in which we invest, a factor over which we have no control.  The benefit that we derive from our investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes.  As a partnership, an MLP has no federal income tax liability at the entity level.  If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its taxable income at the corporate tax rate.  If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and the distributions we receive might be taxed entirely as dividend income.  Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could affect our ability to meet our investment objective and would reduce the amount of cash available to pay or distribute to holders of our securities.

Deferred Tax Risks of MLPs.  As a limited partner in the MLPs in which we invest, we will be required to include in our taxable income a pro rata share of income, gains, losses and deductions from each MLP without regard to cash distributions from the MLP.  Historically, a significant portion of income from such MLPs has been offset by tax deductions.  We will incur a current tax liability on our share of that portion of an MLP’s income and gains that is not offset by tax deductions and losses.  The percentage of an MLP’s income and gains which is offset by tax deductions and losses will fluctuate over time for various reasons.  A significant slowdown in acquisition activity by MLPs held in our portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current income tax liability to us.

We will accrue deferred income taxes for any future tax liability associated with that portion of MLP distributions considered to be a tax-deferred return of capital as well as capital appreciation of our investments.  Upon the sale of an MLP security, we may be liable for previously deferred taxes.  We will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining our NAV.  From time to time we will modify our estimates or assumptions regarding our deferred tax liability as new information becomes available.

Tax Law Change Risk.  The favorable U.S. federal tax treatment of certain qualified dividends is set to expire for taxable years beginning on or after January 1, 2013, unless further Congressional action is taken.  If no action is taken, dividends paid by us to certain non-corporate U.S. shareholders (including individuals) will be fully taxable at ordinary income rates (i.e., up to 39.6%), and long-term capital gains of certain non-corporate U.S. shareholders (including individuals) will increase to 20% for taxable years beginning after December 31, 2012.

Equity Securities Risk.    MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow).  Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including size, earnings power, coverage ratio and characteristics and features of different classes of securities.

Investing in securities of smaller companies may involve greater risk than is associated with investing in more established companies.  Companies with smaller capitalization may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than larger more established companies.

Because MLP convertible subordinated units generally convert to common units on a one-to-one ratio, the price that we can be expected to pay upon purchase or to realize upon resale is generally tied to the common unit price less a discount.  The size of the discount varies depending on a variety of factors including the likelihood of conversion, the length of time remaining to conversion and the size of the block purchased.

The price of I-Shares and their volatility tend to be correlated to the price of common units, although the price correlation is not precise.

Capital Markets Risk.    Global financial markets and economic conditions have been, and may continue to be, volatile due to a variety of factors, including significant write-offs in the financial services sector.  Despite more stabilized economic activity, if the volatility continues, the cost of raising capital in the debt and equity capital markets, and the ability to raise capital, may be impacted.  In particular, concerns about the general stability of financial markets, fiscal cliff, and the solvency of lending counterparties, may impact the cost of raising capital from the credit markets through tax reforms, increased interest rates, tighter lending standards, difficulties in refinancing debt on existing terms or at all and reduced, or in some cases ceasing to provide, funding to borrowers.  In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations.  As a result of any of the foregoing, we or the companies in which we invest may be unable to obtain new debt or equity financing on acceptable terms.  If funding is not available when needed, or is available only on unfavorable terms, we or the companies in which we invest may not be able to meet obligations as they come due.  Moreover, without adequate funding, energy MLPs may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.  Rising interest rates could limit the capital appreciation of equity units of energy MLPs as a result of the increased availability of alternative investments at competitive yields.  Rising interest rates may increase the cost of capital for companies operating in this sector.  A higher cost of capital or an inflationary period may lead to inadequate funding, which could limit growth from acquisition or expansion projects, the ability of such entities to make or grow dividends or distributions or meet debt obligations, the ability to respond to competitive pressures, all of which could adversely affect the prices of their securities.

In 2010, several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain, and Portugal, began to face budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries.  There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries.  A return to unfavorable economic conditions could impair our ability to achieve our investment objective.  In addition, the events surrounding the recent negotiations regarding the U.S. federal government debt ceiling and the resulting agreement could adversely affect us.  In 2011, S&P lowered its long-term sovereign credit rating on the U.S. federal government debt to “AA+” from “AAA.” We cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on our portfolio.

Leverage Risk.    Our use of leverage through the issuance of preferred stock or debt securities, and any borrowings or other transactions involving indebtedness (other than for temporary or emergency purposes) would be considered “senior securities” for purposes of the 1940 Act and create risks.  Leverage is a speculative technique that may adversely affect common stockholders.  If the return on securities acquired with borrowed funds or other leverage proceeds does not exceed the cost of the leverage, the use of leverage could cause us to lose money.  Successful use of leverage depends on our Adviser’s ability to predict or hedge correctly interest rates and market movements, and there is no assurance that the use of a leveraging strategy will be successful during any period in which it is used.  Because the fee paid to our Adviser will be calculated on the basis of Managed Assets, the fees will increase when leverage is utilized, giving our Adviser an incentive to utilize leverage.

Our issuance of senior securities involves offering expenses and other costs, including interest payments, which are borne indirectly by our common stockholders.  Fluctuations in interest rates could increase interest or distribution payments on our senior securities, and could reduce cash available for distributions on common stock.  Increased operating costs, including the financing cost associated with any leverage, may reduce our total return to common stockholders.

The 1940 Act and/or the rating agency guidelines applicable to senior securities impose asset coverage requirements, distribution limitations, voting right requirements (in the case of the senior equity securities), and restrictions on our portfolio composition and our use of certain investment techniques and strategies.  The terms of any senior securities or other borrowings may impose additional requirements, restrictions and limitations that are more stringent than those currently required by the 1940 Act, and the guidelines of the rating agencies that rate outstanding senior securities.  These requirements may have an adverse effect on us and may affect our ability to pay distributions on common stock and preferred stock.  To the extent necessary, we currently intend to redeem any senior securities to maintain the required asset coverage.  Doing so may require that we liquidate portfolio securities at a time when it would not otherwise be desirable to do so.

Legal and Regulatory Risk.    Legal, tax and regulatory changes could occur and may adversely affect us or our ability to pursue our investment strategy and/or increase the costs of implementing such strategies.  New (or revised) laws or regulations may be imposed by the Commodity Futures Trading Commission (“CFTC”), the SEC, the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect us.  In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States.  We also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.

The recent instability in the financial markets has led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.  U.S. federal and state governments and foreign governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities in which we invest, or the issuers of such securities, in ways that are unforeseeable and on an “emergency” basis with little or no notice, with the consequence that some market participants’ ability to continue to implement certain strategies or manage the risk of their outstanding positions has been suddenly and/or substantially eliminated or otherwise negatively impacted.  Given the complexities of the global financial markets and the limited timeframe within which governments have been able to take action, these interventions have sometimes been unclear in scope and application, resulting in confusion and uncertainty, which in itself has been materially detrimental to the efficient functioning of such markets as well as previously successful investment strategies.  Decisions made by government policy makers could exacerbate the current economic difficulties in the U.S. and other countries.

In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements.  The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized under these statutes, regulations and otherwise to take extraordinary actions in the event of market emergencies.  We and our Adviser have historically been eligible for exemptions from certain regulations.  However, there is no assurance that we or our Adviser will continue to be eligible for such exemptions.  For example, we have filed with the CFTC and the National Futures Association a notice claiming an exclusion from the definition of the term “commodity pool operator” under Regulation 4.5 under the Commodity Exchange Act, as amended (the “CEA”), with respect to our operation.  However, the CFTC has recently adopted amendments to CFTC Regulation 4.5, which, when effective, may subject our Adviser to regulation by the CFTC, and require it to operate us subject to applicable CFTC requirements, including registration, disclosure and operational requirements.  Compliance with these additional requirements may increase our expenses.  Certain of the rules that would apply to us if we becomes subject to CFTC regulation have not yet been adopted, and while it is unclear what the effect of those rules would be on us if they are adopted, these rules could potentially limit or restrict our ability to pursue our investment objective and execute our investment strategy.

Congress recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, recordkeeping, and registration requirements.  Because the legislation leaves much to agency rule making, its ultimate impact remains unclear.  New regulations could, among other things, restrict our ability to engage in derivative transactions (for example, by making certain types of derivative transactions no longer available to us) and/or increase the costs of such derivative transactions (for example, by increasing margin or capital requirements), and we may be unable to execute our investment strategy as a result.  It is unclear how the regulatory changes will affect counterparty risk.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts; those position limits may also apply to certain other derivatives positions we may wish to take.  All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded.  Thus, even if we do not intend to exceed applicable position limits, it is possible that different clients managed by our Adviser and its affiliates may be aggregated for this purpose.  Therefore it is possible that the trading decisions of our Adviser may have to be modified and that positions we hold may have to be liquidated in order to avoid exceeding such limits.  The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect our performance.

Performance and Distribution Risk.    We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time.  We cannot assure you that you will receive distributions at a particular level or at all.  Dividends and distributions on equity securities are not fixed but are declared at the discretion of the issuer’s board of directors.  If stock market volatility declines, the level of premiums from writing any covered call options would likely decrease as well.  Payments to close-out any written call options will reduce amounts available for distribution from gains earned in respect of call option expiration or close out.  The equity securities in which we invest may not appreciate or may decline in value.  Net realized and unrealized gains on the securities investments will be determined primarily by the direction and movement of the applicable securities markets and the Fund’s holdings.  Any gains that we do realize on the disposition of any securities may not be sufficient to offset losses on other securities or option transactions.  A significant decline in the value of the securities in which we invest may negatively impact our ability to pay distributions or cause you to lose all or a part of your investment.

In addition, the 1940 Act may limit our ability to make distributions in certain circumstances.  Restrictions and provisions in any future credit facilities and our debt securities may also limit our ability to make distributions.

Operating Results Risk.    We could experience fluctuations in our operating results due to a number of factors, including the return on our investments, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses on our investments and any written call options, the level of call premium we receive if any covered calls are written, the degree to which we encounter competition in our markets and general economic conditions.  As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Portfolio Turnover Risk.    We may, but under normal market conditions do not intend to, engage in frequent and active trading of portfolio securities to achieve our investment objective.  However, annual portfolio turnover as a result of our purchases and sales of equity securities and call options in connection with any covered call options may exceed 100%, which is higher than many other investment companies and would involve greater trading costs to us and may result in greater realization of taxable capital gains.

Hedging and Derivatives Risk.    We may invest in derivative instruments for hedging or risk management purposes.  Our use of derivatives could enhance or decrease the cash available to us for payment of distributions or interest, as the case may be.  Derivatives can be illiquid, may disproportionately increase losses and have a potentially large negative impact on our performance.  Derivative transactions, including options on securities and securities indices and other transactions in which we may engage (such as forward currency transactions, futures contracts and options thereon, and total return swaps), may subject us to increased risk of principal loss due to unexpected movements in stock prices, changes in stock volatility levels, interest rates and foreign currency exchange rates and imperfect correlations between our securities holdings and indices upon which derivative transactions are based.  We also will be subject to credit risk with respect to the counterparties to any OTC derivatives contracts we purchased.  If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, we may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding.  We may obtain only a limited recovery or may obtain no recovery in such circumstances.  In addition, if the counterparty to a derivative transaction defaults, we would not be able to use the anticipated net receipts under the derivative to offset our cost of financial leverage.

Interest rate transactions will expose us to certain risks that differ from the risks associated with our portfolio holdings.  There are economic costs of hedging reflected in the price of interest rate swaps, floors, caps and similar techniques, the costs of which can be significant, particularly when long-term interest rates are substantially above short-term rates.  In addition, our success in using hedging instruments is subject to our Adviser’s ability to predict correctly changes in the relationships of such hedging instruments to our leverage risk, and there can be no assurance that our Adviser’s judgment in this respect will be accurate.  Consequently, the use of hedging transactions might result in a poorer overall performance, whether or not adjusted for risk, than if we had not engaged in such transactions.  There is no assurance that the interest rate hedging transactions into which we enter will be effective in reducing our exposure to interest rate risk.  Hedging transactions are subject to correlation risk, which is the risk that payment on our hedging transactions may not correlate exactly with our payment obligations on senior securities.  To the extent there is a decline in interest rates, the value of certain derivatives could decline, and result in a decline in our net assets

Tax Risk.     Because we intend to be treated as a corporation for federal income tax purposes, our financial statements reflect deferred tax assets or liabilities according to generally accepted accounting principles. Deferred tax assets may constitute a relatively high percentage of NAV.  Realization of deferred tax assets including net operating loss and capital loss carryforwards, are dependent, in part, on generating sufficient taxable income of the appropriate character prior to expiration of the loss carryforwards.  In addition, a substantial change in our ownership may limit our ability to utilize our loss carryforwards.  Unexpected significant decreases in MLP cash distributions or significant declines in the fair value of our MLP investments, among other factors, may change our assessment regarding the recoverability of deferred tax assets and would likely result in a valuation allowance, or recording of a larger allowance.  If a valuation allowance is required to reduce the deferred tax asset in the future, it could have a material impact on our NAV and results of operations in the period it is recorded.  Conversely, in periods of generally increasing MLP prices, we will accrue a deferred tax liability to the extent the fair value of our assets exceeds our tax basis.  We may incur significant tax liability during periods in which gains on MLP investments are realized.  Because deferred taxes are not taken into account in calculating Managed Assets, our Adviser may have an incentive to defer taxes rather than incur taxes in the current period.

Liquidity Risk.    We may invest in securities of any market capitalization and may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair our ability to sell particular securities or close call option positions at an advantageous price or a timely manner.  We may invest in mid-capitalization and small-capitalization MLPs and other companies, which may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength.  In the event certain securities experience limited trading volumes, the prices of such securities may display abrupt or erratic movements at times.  These securities may be difficult to sell at a favorable price at the times when we believe it is desirable to do so.

Delay in Use of Proceeds Risk.    Although we expect to fully invest the net proceeds of this offering within three to six months after the closing of this offering, such investments may be delayed if suitable investments are unavailable at the time, if market conditions and volumes of securities are not favorable at the time or for other reasons.  As a result, the proceeds may be invested in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities.  The three to six month timeframe associated with the anticipated use of proceeds could lower returns and lower our yield in the first year after the issuance of the common stock.

Restricted Securities Risk.   We may invest up to 50% of Total Assets in restricted securities, primarily through direct investments in securities of listed companies.  Restricted securities are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale.  Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate.  As discussed further below, this lack of liquidity creates special risks for us.  However, we could sell such securities in private transactions with a limited number of purchasers or in public offerings under the 1933 Act.  MLP convertible subordinated units generally convert to publicly-traded common units upon the passage of time and/or satisfaction of certain financial tests.  Although the means by which convertible subordinated units convert into senior common units depend on a security’s specific terms, MLP convertible subordinated units typically are exchanged for common units.

Restricted securities are subject to statutory and contractual restrictions on their public resale, which may make it more difficult to value them, may limit our ability to dispose of them and may lower the amount we could realize upon their sale.  To enable us to sell our holdings of a restricted security not registered under the 1933 Act, we may have to cause those securities to be registered.  The expenses of registering restricted securities may be determined at the time we buy the securities.  When we must arrange registration because we wish to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we could sell it.  We would bear the risks of any downward price fluctuation during that period.

Anti-Takeover Provisions Risks.    Maryland law and our Articles of Incorporation (“Charter”) and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of us, causing us to engage in certain transactions or modifying our structure.  These provisions may be regarded as “anti-takeover” provisions.  Such provisions could limit the ability of common stockholders to sell their shares at a premium over the then-current market prices by discouraging a third party from seeking to obtain control of us.  See “Certain Provisions in Our Charter and Bylaws.”

Management Risk.    To the extent that our Adviser’s assets under management continue to grow, our Adviser may have to hire additional personnel and, to the extent they are unable to hire or retain qualified individuals, our operations may be adversely affected.  There can be no guarantee that the Adviser’s application of investment techniques, call option strategy and risk analyses in making investment decisions for us will produce the desired results.

Market Discount Risk.    Shares of closed-end investment companies frequently trade at a discount from net asset value but in some cases have traded above net asset value.  Continued development of alternatives as a vehicle for investing in listed energy securities may contribute to reducing or eliminating any premium or may result in our shares trading at a discount.  The risk of the shares of common stock trading at a discount is a risk separate from the risk of a decline in our net asset value as a result of investment activities.  Our net asset value will be reduced immediately following an offering of our common or preferred stock due to the offering costs for such stock, which are borne entirely by us.  Although we also bear the offering costs of debt securities, such costs are amortized over time and therefore do not impact our net asset value immediately following an offering.

Whether stockholders will realize a gain or loss for federal income tax purposes upon the sale of our common stock depends upon whether the market value of the common stock at the time of sale is above or below the stockholder’s basis in such shares, taking into account transaction costs, and it is not directly dependent upon our net asset value.  Because the market value of our common stock will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond our control, we cannot predict whether our common stock will trade at, below or above net asset value, or at, below or above the public offering price for our common stock.

LEVERAGE

The borrowing of money and the issuance of preferred stock and debt securities represent the leveraging of our common stock.  The issuance of additional common stock may enable us to increase the aggregate amount of our leverage or to maintain any existing leverage.  We reserve the right at any time to use financial leverage to the extent permitted by the 1940 Act (50% of Total Assets for preferred stock and 33 1/3% of Total Assets for senior debt securities) or we may elect to reduce the use of leverage or use no leverage at all.  Our Board of Directors has approved a leverage target of     % to      % of our Total Assets at the time of incurrence and has also approved a policy permitting temporary increases in the amount of leverage we may use to up to     % of our Total Assets at the time of incurrence, provided (i) that such leverage is consistent with the limits set forth in the 1940 Act, and (ii) that we expect to reduce such increased leverage over time in an orderly fashion.  We generally will not use leverage unless we believe that leverage will serve the best interests of our stockholders.  We anticipate that our initial leverage will consist of borrowings pursuant to a credit facility.  The principal factor used in making this determination is whether the potential return is likely to exceed the cost of leverage.  We will not issue additional leverage where the estimated costs of issuing such leverage and the on-going cost of servicing the payment obligations on such leverage exceed the estimated return on the proceeds of such leverage.  We note, however, that in making the determination of whether to issue leverage, we must rely on estimates of leverage costs and expected returns.  Actual costs of leverage vary over time depending on interest rates and other factors.  In addition, the percentage of our assets attributable to leverage may vary significantly during periods of extreme market volatility and will increase during periods of declining market prices of our portfolio holdings.  Actual returns vary depending on many factors.  The Board of Directors also will consider other factors, including whether the current investment opportunities will help us achieve our investment objective and strategies.

Under the 1940 Act, we are not permitted to issue preferred stock unless immediately after such issuance, the value of our Total Assets (including the proceeds of such issuance) less all liabilities and indebtedness not represented by senior securities is at least equal to 200% of the total of the aggregate amount of senior securities representing indebtedness plus the aggregate liquidation value of any outstanding preferred stock.  Stated another way, we may not issue preferred stock that, together with outstanding preferred stock and debt securities, has a total aggregate liquidation value and outstanding principal amount of more than 50% of the value of our Total Assets, including the proceeds of such issuance, less liabilities and indebtedness not represented by senior securities.  In addition, we are not permitted to declare any distribution on our common stock, or purchase any of our shares of common stock (through tender offers or otherwise) unless we would satisfy this 200% asset coverage requirement test after deducting the amount of such distribution or share price, as the case may be.  We may, as a result of market conditions or otherwise, be required to purchase or redeem preferred stock, or sell a portion of our investments when it may be disadvantageous to do so, in order to maintain the required asset coverage.  Common stockholders would bear the costs of issuing additional preferred stock, which may include offering expenses and the ongoing payment of distributions.  Under the 1940 Act, we may only issue one class of preferred stock.

Under the 1940 Act, we are not permitted to issue debt securities or incur other indebtedness constituting senior securities unless immediately thereafter, the value of our Total Assets (including the proceeds of the indebtedness) less all liabilities and indebtedness not represented by senior securities is at least equal to 300% of the amount of the outstanding indebtedness.  Stated another way, we may not issue debt securities or incur other indebtedness with an aggregate principal amount of more than 33 1/3% of the value of our Total Assets, including the amount borrowed, less all liabilities and indebtedness not represented by senior securities.  We also must maintain this 300% “asset coverage” for as long as the indebtedness is outstanding.  The 1940 Act provides that we may not declare any distribution with respect to any class of shares of our stock, or purchase any of our shares of stock (through tender offers or otherwise), unless we would satisfy this 300% asset coverage requirement test after deducting the amount of the distribution or share purchase price, as the case may be, except that distributions may be declared upon any preferred stock if such senior security representing indebtedness has an asset coverage of at least 200% at the time of declaration of such distribution and after deducting the amount of such distribution.  If the asset coverage for indebtedness declines to less than 300% as a result of market fluctuations or otherwise, we may be required to redeem debt securities, or sell a portion of our investments when it may be disadvantageous to do so.  Under the 1940 Act, we may only issue one class of senior securities representing indebtedness.

Annual Expenses

The table presented below estimates our annual expenses stated as a percentage of our Managed Assets, which includes assets attributable to leverage.  The assumptions used in the table presented below are the same assumptions used in the table found under the heading “Summary of Company Expenses” on page _____.

Management Fee	%
Other Expenses	%
Subtotal	%
Leverage Costs	%
Net Annual Expenses	%

Hedging and Risk Management

We may utilize certain derivative instruments for hedging or risk management purposes.

In an attempt to reduce the interest rate risk arising from our leveraged capital structure, we may, but are not obligated to, use interest rate transactions intended to reduce our interest rate risk with respect to our interest and distribution payment obligations under our outstanding leverage.  Such interest rate transactions would be used to protect us against higher costs on our leverage resulting from increases in short-term interest rates.  We anticipate that the majority of such interest rate hedges would be interest rate swap contracts and interest rate caps and floors purchased from financial institutions.  There is no assurance that the interest rate hedging transactions into which we may enter will be effective in reducing our exposure to interest rate risk.  Hedging transactions are subject to correlation risk, which is the risk that payment on our hedging transactions may not correlate exactly with our payment obligations on senior securities.  The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions.  In an interest rate swap, we would agree to pay to the other party to the interest rate swap (known as the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay to us a variable rate payment intended to approximate our variable rate payment obligations on outstanding leverage.  The payment obligations would be based on the notional amount of the swap.  In an interest rate cap, we would pay a premium to the counterparty up to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate of interest, would receive from the counterparty payments equal to the difference based on the notional amount of such cap.  In an interest rate floor, we would be entitled to receive, to the extent that a specified index falls below a predetermined interest rate, payments of interest on a notional principal amount from the party selling the interest rate floor.  Depending on the state of interest rates in general, our use of interest rate transactions could affect our ability to make required interest or distribution payments on our outstanding leverage.  To the extent there is a decline in interest rates, the value of the interest rate transactions could decline.  If the counterparty to an interest rate transaction defaults, we would not be able to use the anticipated net receipts under the interest rate transaction to offset our cost of financial leverage.  We intend to enter into transactions only with counterparties that meet certain standards of creditworthiness set by our Advisor and to continually monitor the creditworthiness of any counterparties.

We may write covered call options on equity securities in our portfolio to seek to provide income earned through gains earned through an option strategy.  We may, but do not currently intend to, use other hedging and risk management strategies to seek to manage other market risks.  Such hedging strategies may be utilized to seek to protect against possible adverse changes in the market value of securities held in our portfolio (such as through changes in commodity prices or currencies) or to otherwise protect the value of our portfolio.  We may, but do not currently intend to, enter into forward agreements or purchase futures contracts to hedge our exposure to commodity prices.  We may, but do not currently intend to, enter into currency exchange transactions to hedge our exposure to foreign currency exchange rate risk to the extent we invest in non-U.S. dollar denominated securities of non-U.S. issuers.  Any currency transactions will generally be limited to portfolio hedging involving portfolio positions.  Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency.  A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract.  Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year.  The Fund may also, but does not currently intend to, purchase and sell other derivative investments such as exchange-listed and over-the-counter options on securities or indices, futures contracts and options thereon or derivative investments that combine features of these instruments.

For a further discussion of such derivative instruments, see “Risk Factors—Hedging and Derivatives Risk” in this prospectus and “Investment Objective and Principal Investment Strategies—Our Investments—Hedging and Risk Management” in the statement of additional information.

Effects of Leverage

The following table is designed to illustrate the effect of leverage on the return to a common stockholder, assuming hypothetical annual returns (net of expenses) of our portfolio of (10)% to 10%.  As the table shows, the leverage generally increases the return to common stockholders when portfolio return is positive or greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage.  The figures appearing in the table are hypothetical, and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Corresponding Common Stock Return	%	%	%	%	%

If we use leverage, the amount of the fees paid to our Adviser for investment advisory and management services will be higher than if we do not use leverage because the fees paid are calculated based on our Managed Assets, which include assets purchased with leverage.  Therefore, our Adviser has a financial incentive to use leverage, which creates a conflict of interest between our Adviser and our common stockholders.  Because payments on any leverage would be paid by us at a specified rate, only our common stockholders would bear management fees and other expenses we incur.

We cannot fully achieve the benefits of leverage until we have invested the proceeds resulting from the use of leverage in accordance with our investment objective and policies.  For further information about leverage, see “Risk Factors—Leverage Risk.”

MANAGEMENT OF THE FUND

Directors and Officers

Our business and affairs are managed under the direction of our Board of Directors.  Accordingly, our Board of Directors provides broad supervision over our affairs, including supervision of the duties performed by our Adviser.  Our officers are responsible for our day-to-day operations.  Each director and officer will hold office until his successor is duly elected and qualifies, or until he resigns or is removed in the manner provided by law.  Unless otherwise indicated, the address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.  Additional information regarding our Board and its committees, and our officers, is set forth under “Management of the Fund” in our statement of additional information.  Our Board of Directors consists of a majority of directors who are not interested persons (as defined in the 1940 Act) of our Adviser or its affiliates.

Investment Adviser

We have entered into an investment advisory agreement with Tortoise Capital Advisors, L.L.C., a registered investment adviser, pursuant to which it will serve as our investment adviser (the “Advisory Agreement”).

Our Adviser is located at 11550 Ash Street, Suite 300, Leawood, Kansas 66211.  Our Adviser specializes in managing portfolios of investments in listed energy companies.  Our Adviser was formed in 2002 to provide portfolio management services to institutional and high-net worth investors seeking professional management of their MLP investments.  As of October 31, 2012, our Adviser had approximately $9.2 billion of assets under management in publicly traded closed-end management investment companies, an open-end management investment company and other managed accounts.

Our Adviser also serves as investment adviser to Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Energy Capital Corporation (“TYY”), Tortoise North American Energy Corporation (“TYN”), Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), Tortoise MLP Fund, Inc. (“NTG”), Tortoise Pipeline & Energy Fund, Inc. (“TTP”) and Tortoise Energy Independence Fund, Inc. (“NDP”), which are publicly traded closed-end investment management companies that invest in MLPs and other energy infrastructure companies.  Our Adviser also serves as investment adviser to an open-end investment management company that invests in MLPs and pipeline companies.  Our Adviser continues to provide to CorEnergy Infrastructure Trust, Inc. (“CORR”), a publicly traded company, certain securities focused investment services necessary to evaluate, monitor and liquidate its remaining securities portfolio.  CORR was formerly regulated as a business development company named Tortoise Capital Resources Corporation and is now focusing on acquiring infrastructure real property assets.

Our Adviser is wholly-owned by Tortoise Holdings, LLC, a holding company.  Montage Investments, LLC (“Montage Investments”), a registered investment adviser, owns a majority interest in Tortoise Holdings, LLC, with the remaining interests held by the Adviser’s five Managing Directors and certain other senior employees of our Adviser.

Investment Committee

Subject to the supervision of the Board of Directors, and pursuant to the Advisory Agreement, our Adviser’s investment committee is responsible for management of our investments.  The investment committee determines which portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to our securities transactions, manages our business and financial affairs and provides certain clerical, bookkeeping and other administrative services and reports to the Board of Directors on our investments and performance.

The members of our Adviser’s investment committee are H. Kevin Birzer, Zachary Hamel, Kenneth Malvey, Terry Matlack and Dave Schulte, all of whom share responsibility for management of our investments.  It is the policy of the investment committee that any decision to add a portfolio investment must be approved by their unanimous vote.  The members of the investment committee have the following years of experience: Mr. Birzer—30 years; Mr. Hamel—23 years; Mr. Malvey—24 years; Mr. Matlack—29 years; and Mr. Schulte—22 years.

H. Kevin Birzer.    Mr. Birzer has been a Managing Director of our Adviser since 2002.  Mr. Birzer has also served as a Director of ours since inception, of each of TYG, TYY, TYN, TPZ, NTG, TTP and NDP since inception, and of CORR from inception through November 2011.  Mr. Birzer, who was a member in Fountain Capital Management, L.L.C. (“Fountain Capital”), a registered investment adviser, from 1990 to May 2009, has 30 years of investment experience including 19 in high-yield securities.  Mr. Birzer graduated with a Bachelor of Business Administration degree from the University of Notre Dame and holds a Master of Business Administration degree from New York University.  He earned his CFA designation in 1988.

Zachary A. Hamel.    Mr. Hamel has been a Managing Director of our Adviser since 2002 and was a Partner with Fountain Capital from 2001 through September 2012.  Mr. Hamel has served as our President since inception, and as the President of TYG, TYY and TPZ since May 2011, of NTG since 2010, and of NDP and TTP since inception; as the Senior Vice President of TYY from 2005 to May 2011, as Senior Vice President of TYG from 2007 to May 2011, of TYN since 2007, of CORR from 2005 through November 2011, and of TPZ from inception to May 2011.  Mr. Hamel graduated from Kansas State University with a Bachelor of Science in Business Administration.  He also attained a Master in Business Administration from the University of Kansas School of Business.  He earned his CFA designation in 1998.

Kenneth P. Malvey.    Mr. Malvey has been a Managing Director of our Adviser since 2002 and was a Partner with Fountain Capital from 2004 through September 2012.  Mr. Malvey has served as our Senior Vice President and Treasurer since inception, and as the Treasurer of TYG, TYY and TYN since November 2005, as Treasurer of CORR from September 2005 through November 2011, and as Treasurer of TPZ, NTG, TTP and NDP since inception; as Senior Vice President of TYY since 2005, as Senior Vice President of CORR from 2005 through November 2011, as Senior Vice President of TYG and TYN since 2007 and of TPZ, NTG and TTP since inception.  Mr. Malvey graduated with a Bachelor of Science degree in Finance from Winona State University, Winona, Minnesota.  He earned his CFA designation in 1996.

Terry C. Matlack.    Mr. Matlack has been a Managing Director of our Adviser since 2002 and has also served as our Chief Executive Officer since inception and as the Chief Executive Officer of each of TYG, TYY, TYN and TPZ since May 2011, as Chief Executive Officer of NTG since 2010 and of TTP and NDP since inception.  Mr. Matlack has served as our Director since inception, and as a Director of each of TYG, TYY, TYN, TPZ, NTG, TTP and NDP since November 12, 2012.  He formerly served as a Director of each of TYG, TYY, TYN, TPZ and CORR from inception until September 15, 2009, and as the Chief Financial Officer of each of TYG, TYY, TYN and TPZ from inception to May 2011, and of CORR from inception to June 2012.  Mr. Matlack graduated with a Bachelor of Science in Business Administration from Kansas State University and holds a Masters of Business Administration and a Juris Doctorate from the University of Kansas.  He earned his CFA designation in 1985.

David J. Schulte.    Mr. Schulte has been a Managing Director of our Adviser since 2002, has served as our Senior Vice President since inception and as Senior Vice President of each of TYG, TYY, TYN and TPZ since May 2011; of NTG since 2010 and of TTP and NDP since inception; as Chief Executive Officer and President of each of TYG, TYY and TPZ from inception to May 2011; as Chief Executive Officer of TYN from 2005 to May 2011 and President of TYN from 2005 to September 2008; as Chief Executive Officer of CORR since 2005 and as President of CORR from 2005 to April 2007 and since June 2012.  Mr. Schulte holds a Bachelor of Science degree in Business Administration from Drake University and a Juris Doctorate degree from the University of Iowa.  He earned his CFA designation in 1992.

The statement of additional information provides additional information about the compensation structure of, the other accounts managed by, and the ownership of our securities by the investment committee members listed above.

Compensation and Expenses

Under the Advisory Agreement, we pay the Adviser quarterly, as compensation for the services rendered by it, a fee equal on an annual basis to       % of our average monthly Managed Assets.  “Managed Assets” means our Total Assets (including any assets attributable to any leverage that may be outstanding but excluding any net deferred tax assets) minus the sum of accrued liabilities other than (1) net deferred tax liabilities, (2) debt entered into for purposes of leverage, and (3) the aggregate liquidation preference of any outstanding preferred stock.  Our Advisor does not charge an advisory fee based on net deferred tax assets.  Because the fee paid to the Adviser is determined on the basis of our Managed Assets, the Adviser’s interest in determining whether we should incur additional leverage will conflict with our interests.

Our average monthly Managed Assets are determined for the purpose of calculating the management fee by taking the average of the monthly determinations of Managed Assets during a given calendar quarter.  The fees are payable for each calendar quarter within five days after the end of that quarter.

We bear all expenses not specifically assumed by our Adviser incurred in our operations and will bear the expenses of all future offerings.  Expenses we bear include, but are not limited to, the following: (1) expenses of maintaining and continuing our existence and related overhead, including, to the extent services are provided by personnel of the Adviser or its affiliates, office space and facilities, training and benefits; (2) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments, including placement and similar fees in connection with direct placements in which we participate; (3) auditing, accounting, tax and legal service expenses; (4) taxes and interest; (5) governmental fees; (6) expenses of listing our shares with a stock exchange, and expenses of the issue, sale, repurchase and redemption (if any) of our shares, including expenses of conducting tender offers for the purpose of repurchasing our shares; (7) expenses of registering and qualifying us and our securities under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes; (8) expenses of communicating with stockholders, including website expenses and the expenses of preparing, printing and mailing press releases, reports and other notices to stockholders and of meetings of stockholders and proxy solicitations therefor; (9) expenses of reports to governmental officers and commissions; (10) insurance expenses; (11) association membership dues; (12) fees, expenses and disbursements of custodians and subcustodians for all services to us (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset value); (13) fees, expenses and disbursements of transfer agents, dividend paying agents, stockholder servicing agents, registrars and administrator for all services to us; (14) compensation and expenses of our directors who are not members of the Adviser’s organization; (15) pricing, valuation, and other consulting or analytical services employed by us; (16) all expenses incurred in connection with leveraging of our assets through a line of credit, or issuing and maintaining notes or preferred stock; (17) all expenses incurred in connection with the offerings of our common and preferred stock and debt securities; and (18) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and our obligation to indemnify our directors, officers and stockholders with respect thereto.

Duration and Termination

The Advisory Agreement was approved by our Board of Directors on                            ,          .  The basis for the Board of Directors’ initial approval of the Investment Advisory Agreement will be provided in our initial annual report to stockholders.  The Advisory Agreement will become effective as of the close of this offering.  Unless terminated earlier as described below, it will continue in effect for a period of two years from the effective date and will remain in effect from year to year thereafter if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, upon approval by a majority of our directors who are not interested persons or parties to the Advisory Agreement.

The Advisory Agreement provides that it may be terminated by us at any time, without the payment of any penalty, by our Board of Directors or by the vote of the holders of a majority of the outstanding shares of the Fund on 60 days written notice to the Adviser.  The Advisory Agreement provides that it may be terminated by the Adviser at any time, without the payment of any penalty, upon 60 days written notice to the Fund.  The Advisory Agreement also provides that it will automatically terminate in the event of an “assignment” (as defined in the 1940 Act).

DETERMINATION OF NET ASSET VALUE

We compute the net asset value of our common stock as of the close of trading of the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each calendar month and at such other times as the Board of Directors may determine.  When considering an offering of common stock, we calculate our net asset value on a more frequent basis, generally daily, to the extent necessary to comply with the provisions of the 1940 Act.  We currently intend to make our net asset value available for publication weekly on our Adviser’s website. The NAV per share of our common stock equals our NAV divided by the number of shares of outstanding common stock.   Our NAV equals the value of our Total Assets less: (i) all of our liabilities (including accrued expenses and both current and net deferred tax liabilities); (ii) accumulated and unpaid distributions on any outstanding preferred stock; (iii) the aggregate liquidation preference of any outstanding preferred stock; (iv) accrued and unpaid interest payments on any outstanding indebtedness; (v) the aggregate principal amount of any outstanding indebtedness; and (vi) any distributions payable on our common stock.

We will determine the value of our assets and liabilities in accordance with valuation procedures adopted by our Board of Directors.  Securities for which market quotations are readily available shall be valued at “market value.” If a market value cannot be obtained or if our Adviser determines that the value of a security as so obtained does not represent value as of the measurement date (due to a significant development subsequent to the time its price is determined or otherwise), value for the security shall be determined pursuant to the methodologies established by our Board of Directors.

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The value for equity securities and equity-related securities is determined by using readily available market quotations from the principal market.  For equity and equity-related securities that are freely tradable and listed on a securities exchange or over the counter market, value is determined using the last sale price on that exchange or OTC market on the measurement date.  If the security is listed on more than one exchange, we will use the price of the exchange that we consider to be the principal exchange on which the security is traded.  Securities listed on the NASDAQ Stock Market will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If a security is traded on the measurement date, then the last reported sale price on the exchange or OTC market on which the security is principally traded, up to the time of valuation, is used.  If there were no reported sales on the security’s principal exchange or OTC market on the measurement date, then the average between the last bid price and last asked price, as reported by the pricing service, shall be used.  We will obtain direct written broker-dealer quotations if a security is not traded on an exchange or quotations are not available from an approved pricing service.  Exchange-traded options will be valued at the mean of the best bid and best asked prices across all option exchanges.

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An equity security of a publicly traded company acquired in a private placement transaction without registration is subject to restrictions on resale that can affect the security’s liquidity and value.  Such securities that are convertible into publicly traded common shares or securities that may be sold pursuant to Rule 144 will generally be valued based on the value of the freely tradable common share counterpart less an applicable discount.  Generally, the discount will initially be equal to the discount at which we purchased the securities.  To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be determined for the discount.

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Fixed income securities (other than the short-term securities as described below) are valued by (i) using readily available market quotations based upon the last updated sale price or a market value from an approved pricing service generated by a pricing matrix based upon yield data for securities with similar characteristics or (ii) by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security.

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A fixed income security acquired in a private placement transaction without registration is subject to restrictions on resale that can affect the security’s liquidity and value.  Among the various factors that can affect the value of a privately placed security are (i) whether the issuing company has freely trading fixed income securities of the same maturity and interest rate (either through an initial public offering or otherwise); (ii) whether the company has an effective registration statement in place for the securities; and (iii) whether a market is made in the securities.  The securities normally will be valued at amortized cost unless the portfolio company’s condition or other factors lead to a determination of value at a different amount.

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Short-term securities, including bonds, notes, debentures and other fixed income securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of 60 days or less, for which reliable market quotations are readily available are valued on an amortized cost basis.

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Other assets will be valued at market value pursuant to written valuation procedures adopted by our Board of Directors, or if a market value cannot be obtained or if our Adviser determines that the value of a security as so obtained does not represent value as of the measurement date (due to a significant development subsequent to the time its price is determined or otherwise), value shall be determined pursuant to the methodologies established by our Board of Directors.

Valuations of public company securities determined pursuant to fair value methodologies will be presented to our Board of Directors or a designated committee thereof for approval at the next regularly scheduled board meeting.  See “Investment Objective and Principal Investment Strategies—Conflicts of Interest.”

DISTRIBUTIONS

Our Board of Directors has adopted a policy of declaring what it believes to be sustainable distributions. In determining distributions, our Board of Directors considers a number of current and anticipated factors, including, among others: distributable cash flow, or DCF; realized and unrealized gains; leverage amounts and rates; current and deferred taxes payable; and potential volatility in returns from our investments and the overall market. Over the long term, we expect to distribute substantially all of our DCF to holders of our common stock.  DCF is the amount we receive as cash or paid-in-kind distributions from MLPs or affiliates of MLPs in which we will invest and interest payments on short-term debt securities we own, less current or anticipated operating expenses, taxes on our taxable income, and leverage costs paid by us (including leverage costs of any preferred stock, short-term debt securities and borrowings under any credit facility).  It is expected that we will declare a distribution to holders of common stock approximately 45 to 60 days following the completion of this offering and pay a distribution no later than               , 2013.  Subsequent distributions will be paid each fiscal quarter thereafter out of DCF, if any.  There is no assurance that we will continue to make regular distributions.  All realized capital gains, if any, net of applicable taxes, will be retained by us.

If a stockholder’s shares are registered directly with us or with a brokerage firm that participates in our Dividend Reinvestment Plan (the “Plan”), distributions will be automatically reinvested in additional common stock under the Plan unless a stockholder elects to receive distributions in cash.  If a stockholder elects to receive distributions in cash, payment will be made by check.  The federal income tax treatment of distributions is the same whether they are reinvested in our shares or received in cash.  See “Automatic Dividend Reinvestment Plan.”

The yield on our common stock will likely vary from period to period depending on various factors, including market conditions; the timing and type of our investments in portfolio securities; the securities comprising our portfolio; changes in interest rates (including changes in the relationship between short-term rates and long-term rates); the amount and timing of the use of leverage by us; the effects of leverage on our common stock (discussed above under “Leverage”); the timing of investing the offering proceeds and leverage proceeds in portfolio securities; and our net assets and operating expenses.  Consequently, we cannot guarantee any particular yield on our common stock, and the yield for any given period is not an indication or representation of future yields on the common shares.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

General

Our Automatic Dividend Reinvestment Plan (the “Plan”) will allow participating common stockholders to reinvest distributions in additional shares of our common stock.  Shares of common stock will be issued by us under the Plan when our common stock is trading at a premium to net asset value.  If our common stock is trading at a discount to NAV, shares issued under the Plan will be purchased on the open market.  Shares of common stock issued directly from us under the Plan will be acquired at the greater of (i) net asset value at the close of business on the payment date of the distribution, or (ii) 95% of the market price per share of common stock on the payment date.  Common stock issued under the Plan when shares are trading at a discount to net asset value will be purchased in the market at market price or a negotiated price determined by Computershare Trust Company, N.A. (the “Plan Agent”).

If a stockholder’s shares are registered directly with us or with a brokerage firm that participates in our Plan through the facilities of The Depository Trust & Clearing Corporation (“DTC”) and such stockholder’s account is coded dividend reinvestment by such brokerage firm, all distributions are automatically reinvested for stockholders by the Plan Agent, in additional shares of our common stock (unless a stockholder is ineligible or elects otherwise).  If a stockholder’s shares are registered with a brokerage firm that participates in the Plan through the facilities of DTC, but such stockholder’s account is not coded dividend reinvestment by such brokerage firm or if a stockholder’s shares are registered with a brokerage firm that does not participate in the Plan through the facilities of DTC, a stockholder will need to ask its investment executive what arrangements, if any, can be made to set up their account to participate in the Plan.  In either case, until such arrangements are made, a stockholder will receive distributions in cash.

Stockholders who elect not to participate in the Plan will receive all distributions payable in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend paying agent.  Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving written, telephone or internet instructions to the Plan Agent; such termination will be effective with respect to a particular distribution if notice is received prior to the record date for such distribution.

Whenever we declare a distribution payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common stock.  The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional shares of common stock from us (“Additional Common Stock”) or (ii) by purchase of outstanding common stock on the open market (“open-market purchases”) on the NYSE or elsewhere.  If, on the payment date, the net asset value per share of our common stock is equal to or less than the market price per share of our common stock plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will receive Additional Common Stock from us for each participant’s account.  The number of shares of Additional Common Stock to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per share of common stock on the payment date, or (ii) 95% of the market price per share of common stock on the payment date.

If, on the payment date, the net asset value per share of common stock exceeds the market price plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the distribution amount in shares acquired in open-market purchases as soon as practicable but not later than 30 days following the payment date.  We expect to declare and pay quarterly distributions.  The weighted average price (including brokerage commissions) of all common stock purchased by the Plan Agent as Plan Agent will be the price per share of common stock allocable to each participant.

The Plan Agent maintains all stockholders’ accounts in the Plan and furnishes written confirmation of each acquisition made for the participant’s account as soon as practicable, but in no event later than 60 days after the date thereof.  Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the Plan Agent’s name or that of its nominee, and each stockholder’s proxy will include those shares purchased or received pursuant to the Plan.  The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan first in accordance with the instructions of the participants, and then with respect to any proxies not returned by such participant, in the same proportion as the Plan Agent votes the proxies returned by the participants.

There will be no brokerage charges with respect to shares issued directly by us as a result of distributions payable either in shares or in cash.  However, each participant will pay a per share fee (currently $0.05) with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of distributions.  If a participant elects to have the Plan Agent sell part or all of his or her shares of common stock and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold plus a $15.00 transaction fee.

The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions.  See “Certain U.S. Federal Income Tax Considerations.”

Stockholders participating in the Plan may receive benefits not available to stockholders not participating in the Plan.  If the market price plus commissions of our shares of common stock is higher than the net asset value, participants in the Plan will receive shares of our common stock at less than they could otherwise purchase such shares and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares.  If the market price plus commissions is below the net asset value, participants will receive distributions of shares of common stock with a net asset value greater than the value of any cash distribution they would have received on their shares.  However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value.  In addition, because we do not redeem our shares, the price on resale may be more or less than the net asset value.  See “Certain U.S. Federal Income Tax Considerations” for a discussion of tax consequences of the Plan.

Experience under the Plan may indicate that changes are desirable.  Accordingly, we reserve the right to amend or terminate the Plan if in the judgment of the Board of Directors such a change is warranted.  The Plan may be terminated by the Plan Agent or by us upon notice in writing mailed to each participant at least 60 days prior to the effective date of the termination.  Upon any termination, the Plan Agent will cause a certificate or certificates to be issued for the full shares held by each participant under the Plan and cash adjustment for any fraction of a share of common stock at the then-current market value of the common stock to be delivered to him or her.  If preferred, a participant may request the sale of all of the shares of common stock held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan.  If such participant elects in advance of such termination to have the Plan Agent sell part or all of his or her shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus a $0.05 fee per share for the transaction.  If a participant has terminated his or her participation in the Plan but continues to have shares of common stock registered in his or her name, he or she may re-enroll in the Plan at any time by notifying the Plan Agent in writing at the address below.  The terms and conditions of the Plan may be amended by the Plan Agent or by us at any time.  Any such amendments to the Plan may be made by mailing to each participant appropriate written notice at least 30 days prior to the effective date of the amendment, except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority, such prior notice does not apply.  The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Plan Agent receives notice of the termination of the participant’s account under the Plan.  Any such amendment may include an appointment by the Plan Agent of a successor Plan Agent, subject to the prior written approval of the successor Plan Agent by us.  All correspondence concerning the Plan should be directed to Computershare Trust Company, N.A., P.O. Box 43078, Providence, Rhode Island 02940.

Cash Purchase Option

In the future, we may amend the Plan to implement a cash purchase option, whereby participants in the Plan may elect to purchase additional shares of common stock through optional cash investments in limited amounts on a monthly or other periodic basis.  If and when we implement the cash purchase option under the Plan, common stockholders will receive notice 60 days prior to its implementation and further details, including information on the offering price and other terms, the frequency of offerings and how to participate in the cash purchase option.

DESCRIPTION OF SECURITIES

The information contained under this heading is only a summary and is subject to the provisions contained in our Charter and Bylaws and the laws of the State of Maryland.

Common Stock

General.  Our Charter authorizes us to issue up to 100,000,000 shares of common stock, $0.001 par value per share.  The Board of Directors may, without any action by the stockholders, amend our Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue under our Charter and the 1940 Act.  In addition, our Charter authorizes our Board of Directors, without any action by our stockholders, to classify and reclassify any unissued common stock and preferred stock into other classes or series of stock from time to time by setting or changing the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption for each class or series.  Although we have no present intention of doing so, we could issue a class or series of stock that could delay, defer or prevent a transaction or a change in control of us that might otherwise be in the stockholders’ best interests.  Under Maryland law, stockholders generally are not liable for our debts or obligations.

All common stock offered pursuant to this prospectus will be, upon issuance, duly authorized, fully paid and nonassessable.  All outstanding common stock offered pursuant to this prospectus will be of the same class and will have identical rights, as described below.  Holders of shares of common stock are entitled to receive distributions when authorized by the Board of Directors and declared by us out of assets legally available for the payment of distributions.  Holders of common stock have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of our securities.  All shares of common stock have equal distribution, liquidation and other rights.

Limitations on Distributions.  If any shares of preferred stock are outstanding, holders of shares of common stock will not be entitled to receive any distributions from us unless we have paid all accumulated distributions on preferred stock, and unless asset coverage (as defined in the 1940 Act) with respect to preferred stock would be at least 200% after giving effect to such distributions.  See “Leverage.”

If any senior securities representing indebtedness are outstanding, holders of shares of common stock will not be entitled to receive any distributions from us unless we have paid all accrued interest on such senior indebtedness and unless asset coverage (as defined in the 1940 Act) with respect to any outstanding senior indebtedness would be at least 300% after giving effect to such distributions.

Liquidation Rights.  Common stockholders are entitled to share ratably in the assets legally available for distribution to stockholders in the event of liquidation, dissolution or winding up, after payment of or adequate provision for all known debts and liabilities, including any outstanding debt securities or other borrowings and any interest accrued thereon.  These rights are subject to the preferential rights of any other class or series of our stock, including any preferred stock.  The rights of common stockholders upon liquidation, dissolution or winding up would be subordinated to the rights of holders of any preferred stock or senior securities representing indebtedness.

Voting Rights.  Each outstanding share of common stock entitles the holder to one vote on all matters submitted to a vote of stockholders, including the election of directors.  The presence of the holders of shares of stock entitled to cast a majority of the votes entitled to be cast (without regard to class) shall constitute a quorum at a meeting of stockholders.  Our Charter provides that, except as otherwise provided in the Bylaws, directors shall be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon.  The Bylaws provide that directors are elected by a plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present.  There is no cumulative voting in the election of directors.  Consequently, at each annual meeting of stockholders, the holders of a majority of the outstanding shares of stock entitled to vote will be able to elect all of the successors of the class of directors whose terms expire at that meeting.  Pursuant to the 1940 Act, holders of preferred stock will have the right to elect two directors at all times.  Pursuant to our Charter and Bylaws, the Board of Directors may amend the Bylaws to alter the vote required to elect directors.

Under the rules of the NYSE applicable to listed companies, we will be required to hold an annual meeting of stockholders in each fiscal year.  If we are converted to an open-end company or if for any other reason the shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of stockholders), we may amend our Bylaws so that we are not otherwise required to hold annual meetings of stockholders.

Market.  Our common stock has been approved to trade on the NYSE under the ticker symbol “            ,” subject to notice of issuance.

Transfer Agent, Dividend Paying Agent and Automatic Dividend Reinvestment Plan Agent.                                    , will serve as the transfer agent and agent for the Automatic Dividend Reinvestment Plan for our common stock and the dividend paying agent for our common stock.

Preferred Stock

General.  Our Charter authorizes the issuance of up to 10,000,000 shares of preferred stock, $0.001 par value per share, with preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption as determined by the Board of Directors.

Our Board of Directors may, without any action by our stockholders, amend our Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue under our Charter and under the 1940 Act.  In addition, our Charter authorizes the Board of Directors, without any action by the stockholders, to classify and reclassify any unissued preferred stock into other classes or series of stock from time to time by setting or changing the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption for each class or series.

Distributions.  Holders of any preferred stock will be entitled to receive cash distributions, when, as and if authorized by the Board of Directors and declared by us, out of funds legally available therefor.  The prospectus for any preferred stock will describe the distribution payment provisions for those shares.  Distributions so declared and payable shall be paid to the extent permitted under Maryland law and to the extent available and in preference to and priority over any distribution declared and payable on the common stock.  Because we may invest up to 25% of our Total Assets in MLPs, which are expected to generate cash in excess of the taxable income allocated to holders, it is possible that distributions payable on preferred stock could exceed our current and accumulated earnings and profits, which would be treated for federal income tax purposes as a tax-deferred return of capital to the extent of the basis of the shares on which the distribution is paid and thereafter as gain from the sale or exchange of the preferred stock.

Limitations on Distributions.  If we have senior securities representing indebtedness outstanding, holders of preferred stock will not be entitled to receive any distributions from us unless asset coverage (as defined in the 1940 Act) with respect to outstanding debt securities and preferred stock would be at least 200% after giving effect to such distributions.  See “Leverage.”

Liquidation Rights.  In the event of any voluntary or our involuntary liquidation, dissolution or winding up, the holders of preferred stock would be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per share plus accumulated and unpaid distributions, whether or not declared, before any distribution of assets is made to holders of common stock.  After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred stock will not be entitled to any further participation in any distribution of our assets.  Preferred stock ranks junior to our debt securities upon liquidation, dissolution or winding up.

Voting Rights.  Except as otherwise indicated in our Charter or Bylaws, or as otherwise required by applicable law, holders of any preferred stock will have one vote per share and vote together with holders of common stock as a single class.

The 1940 Act requires that the holders of any preferred stock, voting separately as a single class, have the right to elect at least two directors at all times.  The remaining directors will be elected by holders of common stock and preferred stock, voting together as a single class.  In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any shares of preferred stock have the right to elect a majority of the directors at any time two years’ accumulated distributions on any preferred stock are unpaid.  The 1940 Act also requires that, in addition to any approval by stockholders that might otherwise be required, the approval of the holders of a majority of shares of any outstanding preferred stock, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the preferred stock, and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in our subclassification as a closed-end investment company or changes in our fundamental investment restrictions.  See “Certain Provisions in Our Charter and Bylaws.” As a result of these voting rights, our ability to take any such actions may be impeded to the extent that any shares of our preferred stock are outstanding.

The affirmative vote of the holders of a majority of any outstanding preferred stock, voting as a separate class, generally will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred stock so as to affect materially and adversely such preferences, rights or powers.  The class vote of holders of preferred stock described above will in each case be in addition to any other vote required to authorize the action in question.

CERTAIN PROVISIONS IN OUR CHARTER AND BYLAWS

The following description of certain provisions of our Charter and Bylaws is only a summary.  For a complete description, please refer to our Charter and Bylaws, which have been filed as exhibits to our registration statement on Form N-2, of which this prospectus forms a part.

Our Charter and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of us, causing us to engage in certain transactions or modifying our structure.  Furthermore, these provisions can have the effect of depriving stockholders of the opportunity to sell their shares at a premium over prevailing market prices by discouraging third parties from seeking to obtain control of us.  These provisions, all of which are summarized below, may be regarded as “anti-takeover” provisions.

Classification of the Board of Directors; Election of Directors

Our Charter provides that the number of directors may be established only by the Board of Directors pursuant to the Bylaws, but may not be less than one.  The Bylaws provide that the number of directors may not be greater than nine.  Subject to any applicable limitations of the 1940 Act, any vacancy may be filled, at any regular meeting or at any special meeting called for that purpose, only by a majority of the remaining directors, even if those remaining directors do not constitute a quorum.  Pursuant to our Charter, the Board of Directors is divided into three classes: Class I, Class II and Class III.  Upon the expiration of their current terms, which expire in 20     , 20     and 20    , respectively, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify.  Each year only one class of directors will be elected by the stockholders.  The classification of the Board of Directors should help to assure the continuity and stability of our strategies and policies as determined by the Board of Directors.

The classified Board provision could have the effect of making the replacement of incumbent directors more time-consuming and difficult.  At least two annual meetings of stockholders, instead of one, will generally be required to effect a change in a majority of the Board of Directors.  Thus, the classified Board provision could increase the likelihood that incumbent directors will retain their positions.  The staggered terms of directors may delay, defer or prevent a change in control of the Board of Directors, even though a change in control might be in the best interests of the stockholders.

Removal of Directors

Our Charter provides that, subject to the rights of holders of one or more classes of preferred stock, a director may be removed only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.  This provision, when coupled with the provision in the Bylaws authorizing only the Board of Directors to fill vacant directorships, precludes stockholders from removing incumbent directors, except for cause and by a substantial affirmative vote, and filling the vacancies created by the removal with nominees of stockholders.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless declared advisable by the Board of Directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter.  However, a Maryland corporation may provide in its charter for stockholder approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter.  Subject to certain exceptions described below, our Charter provides for approval of Charter amendments by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter.  Our charter provides that (1) our liquidation or dissolution, or any merger, consolidation, share exchange or sale or exchange of all or substantially all of our assets that requires the approval of our stockholders under the Maryland General Corporation Law, (2) certain transactions between us and any person or group of persons acting together and any person controlling, controlled by or under common control with any such person or member of such group, that may exercise or direct the exercise of 10% or more of our voting power in the election of directors, (3) any amendment to our charter that would convert us from a closed-end investment company to an open-end investment company or otherwise make our common stock a redeemable security and (4) any amendment to certain provisions of our charter, including the provisions relating to the number, qualifications, classification, election and removal of directors, requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter.  If such a proposal is approved by at least two-thirds of our Continuing Directors (defined below), in addition to approval by the full Board, such proposal may be approved by the stockholders entitled to cast a majority of the votes entitled to be cast on such matter or, in the case of transactions with a group described above, by the vote, if any, of the stockholders required by applicable law.  The “Continuing Directors” are defined in our Charter as (i) our current directors, (ii) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of Continuing Directors then on the Board and (iii) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the Continuing Directors then in office.  This provision could make it more difficult for certain extraordinary transactions to be approved if they are opposed by the Continuing Directors, and discourage proxy contests for control of the Board by persons wishing to cause such transactions to take place.

Our Charter and Bylaws provide that the Board of Directors has the exclusive power to make, alter, amend or repeal any provision of our Bylaws.

Advance Notice of Director Nominations and New Business

The Bylaws provide that, with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to notice of the meeting, (2) by or at the direction of the Board of Directors, or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws.  With respect to special meetings of stockholders, only the business specified in the Company’s notice of the meeting may be brought before the meeting.  Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of the Board of Directors, or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

Stockholder-Requested Special Meetings

Our Bylaws provide that special meetings of stockholders may be called by the Board of Directors and certain of our officers.  In addition, our Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the Company upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Action by Stockholders

Under Maryland law, stockholder action can be taken only at an annual or special meeting of stockholders or, unless the charter provides for stockholder action by less than unanimous written consent (which is not the case for our Charter), by unanimous written consent in lieu of a meeting.

CLOSED END COMPANY STRUCTURE

We are a non-diversified closed-end investment company and as such our stockholders will not have the right to cause us to redeem their shares.  Instead, our common stock trades in the open market at a price that will be a function of several factors, including distribution levels (which are in turn affected by expenses), NAV, distribution stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors.

Shares of closed-end management investment companies frequently trade at a discount to their net asset value.  This characteristic of shares of closed-end management investment companies is a risk separate and distinct from the risk that our net asset value may decrease as a result of investment activities.  To the extent our common stock does trade at a discount, the Board of Directors may from time to time engage in open-market repurchases or tender offers for shares after balancing the benefit to stockholders of the increase in the net asset value per share resulting from such purchases against the decrease in our assets, the potential increase in the ratio of our expenses to our assets and the decrease in asset coverage with respect to any outstanding preferred stock.  Any such purchase or tender offers may result in the temporary narrowing of any discount but will not necessarily have any long-term effect on the level of any discount.  There is no guarantee or assurance that the Board of Directors will decide to engage in any of these actions.  Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share.  Any share repurchase or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the 1940 Act and the principal stock exchange on which the common stock is traded.

Conversion to an open-end mutual fund is extremely unlikely in light of our investment objective and policies and would require approval of our Board of Directors and stockholder approval to amend our Charter.  If we converted to an open-end mutual fund, we would be required to redeem all senior notes and preferred shares then outstanding (requiring us, in turn, to liquidate a significant portion of our investment portfolio), and our common stock would no longer be listed on the NYSE or any other exchange.  In contrast to a closed-end investment company, stockholders of an open-end investment company require a fund to redeem its shares of common stock at any time (except in certain circumstances as authorized by the 1940 Act or the rules thereunder) at their net asset value, without the discount commonly associated with closed-end investment companies.  Open-end investment companies engage in a continuous offering of their shares and may maintain large cash positions or be required to liquidate favorable investments to meet redemptions.  Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.  In addition, certain of our investment policies and restrictions may be incompatible with the requirements applicable to an open-end investment company.  Accordingly, conversion to an open-end investment company may require material changes to our investment policies.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a general summary of certain federal income tax considerations affecting us and our security holders.  This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to security holders in light of their particular circumstances or who are subject to special rules, such as banks, thrift institutions and certain other financial institutions, real estate investment trusts, regulated investment companies, insurance companies, brokers and dealers in securities or currencies, certain securities traders, tax-exempt investors, individual retirement accounts, certain tax-deferred accounts, foreign investors, and persons who will hold the securities as a position in a “straddle,” “hedge” or as part of a “constructive sale” for federal income tax purposes.  In addition, this discussion does not address the possible application of the U.S. federal alternative minimum tax.  Tax matters are very complicated, and the tax consequences of an investment in and holding of our securities will depend on the particular facts of each investor’s situation.  Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the general federal income taxation rules described below and with respect to other federal, state, local or foreign tax consequences to them before making an investment in our securities.  Unless otherwise noted, this discussion assumes that investors are U.S. persons and hold our securities as capital assets.

A “U.S. person” generally is a beneficial owner of our securities that is, for U.S. federal income tax purposes, any one of the following:

•	a citizen or resident of the United States;

•	a corporation, partnership or other entity created in or organized under the laws of the United States or any political subdivision thereof;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust subject to the supervision of a court within the United States and the control of a United States person.

A “Non-U.S. holder” is a beneficial owner of our securities that is not a U.S. person.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds our securities, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership.  A prospective security holder that is a partnership holding our securities or a partner of such a partnership should consult his, her or its own tax adviser with respect to the purchase, ownership and disposition of our securities.

Tax matters are very complicated and the tax consequences to a U.S. person or a Non-U.S. person of an investment in our securities will depend on the facts of his, her or its particular situation.  We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws and the effect of any possible changes in the tax laws.

Company Federal Income Taxation

Company Federal Income Taxation.  We are treated as a C corporation for federal and state income tax purposes.  Thus, we are obligated to pay federal and state income tax on our taxable income.  We will invest our assets primarily in equity securities of MLPs, which generally are treated as partnerships for federal income tax purposes.  As a partner in the MLPs, we must report our allocable share of the MLP’s taxable income in computing our taxable income regardless of whether the MLPs make any distributions.  Based upon our review of the historic results of the type of MLPs in which we intend to invest, we expect that the cash flow received by us, at least initially, with respect to our MLP investments will exceed the taxable income allocated to us.  There is no assurance that our expectation regarding the distribution from the partnerships exceeding taxable income from the partnerships will be realized.  If this expectation is not realized, there may be greater tax expense borne by us and less cash available to distribute to stockholders or to pay to creditors.  In addition, we will take into account in determining our taxable income the amounts of gain or loss recognized on the sale of MLP interests.  Currently, the maximum regular federal income tax rate for a corporation is 35 percent.  We may be subject to a 20 percent federal alternative minimum tax on our alternative minimum taxable income to the extent that the alternative minimum tax exceeds our regular federal income tax.  The extent to which we are required to pay corporate income tax or alternative minimum tax could materially reduce our cash available to make distributions on the common shares.

We are not treated as a regulated investment company under the Internal Revenue Code.  The Internal Revenue Code generally provides that a regulated investment company does not pay an entity level income tax, provided that it distributes all or substantially all of its income.  Our assets do not, and are not expected to, meet current tests for qualification as a regulated investment company for federal income tax purposes.  The regulated investment company taxation rules therefore have no application to us or to our stockholders.  Although changes to the federal income tax laws permit regulated investment companies to invest up to 25% of their total assets in securities of certain MLPs, such changes still would not allow us to pursue our objective.  Accordingly, we do not intend to change our federal income tax status as a result of such legislation.

Because we are treated as a corporation for federal income tax purposes, our financial statements reflect deferred tax assets or liabilities according to generally accepted accounting principles.  This differs from many closed-end funds that are taxed as regulated investment companies under the Internal Revenue Code.  Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital losses.  To the extent we have a deferred tax asset, consideration is given as to whether or not a valuation allowance is required.  We will periodically assess the need to establish a valuation allowance for deferred tax assets based on the criterion established by the Statement of Financial

Accounting Standards, Accounting for Income Taxes (“SFAS” No. 109) that it is more likely than not that some portion or all of the deferred tax asset will not be realized.  Our assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss and capital loss carryforwards may expire unused.  In addition, a substantial change in our ownership may limit our ability to utilize our loss carryforwards.  We will periodically review the recoverability of deferred tax assets based on the weight of available evidence.  Accordingly, realization of a deferred tax asset is dependent on whether there will be sufficient taxable income of the appropriate character within the carryforward periods to realize a portion or all of the deferred tax benefit.  We will accrue deferred federal income tax liability associated with that portion of MLP distributions considered to be a tax-deferred return of capital, as well as capital appreciation of our investments.  Upon the sale of an MLP security, we may be liable for previously deferred taxes, if any.  We will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining our NAV.  From time to time we will modify our estimates or assumptions regarding our deferred tax liability as new information becomes available.

Federal Income Taxation of U.S. Holders of Common Stock

Federal Income Tax Treatment of U.S. Holders of Common Stock.  Unlike a holder of a direct interest in MLPs, a stockholder will not include its allocable share of our income, gains, losses or deductions in computing its own taxable income.  Instead, since we are of the opinion that, under present law, the common stock will constitute equity, distributions with respect to such shares (other than distributions in redemption of shares subject to Section 302(b) of the Internal Revenue Code) will generally constitute dividends to the extent of our allocable current or accumulated earnings and profits, as calculated for federal income tax purposes.  Generally, a corporation’s earnings and profits are computed based upon taxable income, with certain specified adjustments.  As explained above, based upon the historic performance of the MLPs, we anticipate that the distributed cash from the MLPs will exceed our share of the MLPs’ income and our gain on the sale of MLP interests.  Our current earnings and profits may be increased if our portfolio turnover is increased.  Thus, a reduction in the return of capital portion of the distributions we receive from the MLPs or an increase in our portfolio turnover may increase our current earnings and profits and increase the portion of our distributions treated as dividends as opposed to a tax deferred return of capital.  In addition, earnings and profits are treated generally, for federal income tax purposes, as first being used to pay distributions on preferred stock, and then to the extent remaining, if any, to pay distributions on the common stock.  Thus, we anticipate that only a portion of the distributions of DCF will be treated as dividend income to common stockholders.  To the extent that distributions to a stockholder exceed our current and accumulated earnings and profits, the stockholder’s basis in shares of stock with respect to which the distribution is made will be reduced, which may increase the amount of gain realized upon the sale of such shares.  If a stockholder has no further basis in its shares, the stockholder will report any excess distributions as capital gain if the stockholder holds such shares as a capital asset.

Dividends of current or accumulated earnings and profits generally will be taxable as ordinary income to holders but are expected to be treated as “qualified dividend income” that is generally subject to reduced rates of federal income taxation for noncorporate investors and are also expected to be eligible for the dividends received deduction available to corporate stockholders under Section 243 of the Internal Revenue Code.  Under federal income tax law, qualified dividend income received by individual and other noncorporate stockholders is taxed at long-term capital gain rates, which as of the date of this prospectus reach a maximum of 15%.  Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain criteria.  To be treated as qualified dividend income, the stockholder must hold the shares paying otherwise qualifying dividend income more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the 181-day period beginning 90 days before the ex-dividend date in the case of certain preferred stock dividends attributable to periods exceeding 366 days).  A stockholder’s holding period may be reduced for purposes of this rule if the stockholder engages in certain risk reduction transactions with respect to the common or preferred stock.  The provisions of the Internal Revenue Code applicable to qualified dividend income are effective through December 31, 2012.  Thereafter, higher federal income tax rates will apply unless further legislative action is taken.

Corporate holders should be aware that certain limitations apply to the availability of the dividends received deduction, including limitations on the aggregate amount of the deduction that may be claimed and limitations based on the holding period of the shares of common or preferred stock on which the dividend is paid, which holding period may be reduced if the holder engages in risk reduction transactions with respect to its shares.  Corporate holders should consult their own tax advisors regarding the application of these limitations to their particular situation.

If a common stockholder participates in our Automatic Dividend Reinvestment Plan, such stockholder will be treated as receiving the amount of the distributions made by the Company, which amount generally will be either equal to the amount of the cash distribution the stockholder would have received if the stockholder had elected to receive cash or, for shares issued by the Company, the fair market value of the shares issued to the stockholder.

Sale of Shares.  The sale of shares of common or preferred stock by holders will generally be a taxable transaction for federal income tax purposes.  Holders of shares of stock who sell such shares will generally recognize gain or loss in an amount equal to the difference between the net proceeds of the sale and their adjusted tax basis in the shares sold.  If the shares are held as a capital asset at the time of the sale, the gain or loss will generally be a capital gain or loss.  Similarly, a redemption by us (including a redemption resulting from our liquidation), if any, of all the shares actually and constructively held by a stockholder generally will give rise to capital gain or loss under Section 302(b) of the Internal Revenue Code, provided that the redemption proceeds do not represent declared but unpaid dividends.  Other redemptions may also give rise to capital gain or loss, but certain conditions imposed by Section 302(b) of the Internal Revenue Code must be satisfied to achieve such treatment.

Capital gain or loss will generally be long-term capital gain or loss if the shares were held for more than one year and will be short-term capital gain or loss if the disposed shares were held for one year or less.  Net long-term capital gain recognized by a noncorporate U.S. holder generally will be subject to federal income tax at a lower rate (currently a maximum rate of 15%) than net short-term capital gain or ordinary income (as of the date of this prospectus a maximum rate of 35%, which rate is scheduled to increase to 39.6% for taxable years after 2012).  Under current law, the maximum federal income tax rate on capital gain for noncorporate holders is scheduled to increase to 20% for taxable years after 2012.  For corporate holders, capital gain is generally taxed at the same rate as ordinary income, that is, currently at a maximum rate of 35%.  A holder’s ability to deduct capital losses may be limited.

Losses on sales or other dispositions of shares may be disallowed under “wash sale” rules in the event of other investments in the Company (including those made pursuant to reinvestment of dividends) or other substantially identical stock or securities within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares.  In such a case, the disallowed portion of any loss generally would be included in the U.S. federal income tax basis of the shares acquired.  Stockholders should consult their own tax advisors regarding their individual circumstances to determine whether any particular transaction in the Company’s shares is properly treated as a sale for U.S. federal income tax purposes and the tax treatment of any gains or losses recognized in such transactions.

Medicare Tax.    For taxable years beginning after December 31, 2012,a 3.8 percent tax will generally be imposed on the net investment income of certain individuals with a modified adjusted gross income of over $200,000 ($250,000 in the case of joint filers) and on the undistributed net investment income of certain estates and trusts.  For these purposes, “net investment income” will generally include interest (including interest on our debt securities), dividends (including dividends paid with respect to our stock), annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of shares of our stock) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain.

Investment by Tax-Exempt Investors and Regulated Investment Companies.  Employee benefit plans, other tax-exempt organizations and regulated investment companies may want to invest in our securities.  Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on unrelated business taxable income (“UBTI”).  Because we are a corporation for federal income tax purposes, an owner of shares of common stock will not report on its federal income tax return any of our items of income, gain, loss and deduction.  Therefore, a tax-exempt investor generally will not have UBTI attributable to its ownership or sale of our common stock unless its ownership of the stock is debt-financed.  In general, stock would be debt-financed if the tax-exempt owner of stock incurs debt to acquire the stock or otherwise incurs or maintains debt that would not have been incurred or maintained if the stock had not been acquired.

For federal income tax purposes, a regulated investment company or “mutual fund,” may not have more than 25% of the value of its total assets, at the close of any quarter, invested in the securities of one or more qualified publicly traded partnerships, which will include most MLPs.  Shares of our common stock are not securities of a qualified publicly traded partnership and will not be treated as such for purposes of calculating the limitation imposed upon regulated investment companies.

Information and Backup Withholding.  In general, information reporting will apply to distributions in respect of common stock and the proceeds from the sale, exchange or other disposition of common stock that are paid to a U.S. holder within the United States (and in certain cases, outside the United States), unless the holder is an exempt recipient.  In addition, we may be required to withhold, for U.S. federal income tax purposes, such payments payable to stockholders who fail to provide us with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the Internal Revenue Service (“IRS”) that they are subject to backup withholding (or if we have been so notified).  Certain corporate and other stockholders specified in the Internal Revenue Code and the regulations thereunder are exempt from backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against the stockholder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS in a timely manner.

Other Taxation.  Foreign stockholders, including stockholders who are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty.  Our distributions also may be subject to state and local taxes.

Recently Enacted Legislation.  Beginning with payments made after December 31, 2012, recently enacted legislation will generally impose a 30% withholding tax on dividends paid with respect to our common stock and the gross proceeds from a disposition of our common stock paid to (i) a foreign financial institution (as defined in Section 1471(d)(4) of the Code) unless the foreign financial institution enters into an agreement with the U.S. Treasury Department to collect and disclose information regarding its U.S. account holders (including certain account holders that are foreign entities that have U.S. owners) and satisfies certain other requirements, and (ii) certain other non-U.S. entities unless the entity provides the payor with certain information regarding direct and indirect U.S. owners of the entity, or certifies that it has no such U.S. owners, and complies with certain other requirements.  You are encouraged to consult with your own tax advisor regarding the possible implications of this recently enacted legislation on your investment in our common stock.

The foregoing is a general and abbreviated summary of the provisions of the Code and the treasury regulations in effect as they directly govern the taxation of the Fund and its stockholders.  These provisions are subject to change by legislative and administrative action, and any such change may be retroactive.  Stockholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes

UNDERWRITING

The underwriters named below (the “Underwriters”), acting through                                             as lead manager(s), and                  as representatives (together with the lead manager, the “Representatives”), have severally agreed, subject to the terms and conditions of an underwriting agreement with us and our Adviser (the “Underwriting Agreement”), to purchase from us the number of shares of common stock set forth opposite their respective names.  The Underwriters are committed to purchase and pay for all such shares (other than those covered by the over-allotment option described below) if any are purchased.

Underwriters	Number of Shares

Total

We have granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to an additional                         shares of common stock to cover over-allotments, if any, at the initial offering price.  The Underwriters may exercise such option solely for the purpose of covering over-allotments incurred in the sale of the shares of common stock offered hereby.  To the extent that the Underwriters exercise this option, each of the Underwriters will have a firm commitment, subject to certain conditions, to purchase an additional number of shares of common stock proportionate to such Underwriter’s initial commitment.

We have agreed to pay a commission to the Underwriters in the amount of $       per share of common stock (      %) of the public offering price per share).  The Representatives have advised us that the Underwriters may pay up to $     per share of common stock from such commission to selected dealers who sell the shares and that such dealers may reallow a concession of up to $        per share to certain other dealers who sell shares.  Offering expenses paid by us (excluding the sales load, but including a portion of the amount payable to an affiliate of the Adviser for the marketing of the our common stock) will not exceed $        per share of common stock sold in this offering.  If the offering expenses referred to in the preceding sentence exceed this amount, the Adviser will pay the excess and will also pay all organizational expenses.  The aggregate offering expenses (excluding sales load) are estimated to be $  in total, $  of which will be borne by us (or $  if the Underwriters exercise their over-allotment option in full).  See “Summary of Fund Expenses.”  Investors must pay for any shares of commons stock purchased on or before                      , 2013.

Prior to this offering, there has been no public or private market for the shares of common stock being sold in this offering or any other of our securities.  Consequently, the offering price for the shares of common stock being sold in this offering was determined by negotiation among us and the Representatives.  There can be no assurance, however, that the price at which the shares of common stock sell after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in our shares of common stock will develop and continue after this offering.

The common stock is expected to be approved for listing on the NYSE under the trading symbol “      .”  In connection with the requirements for listing the shares of common stock on the NYSE, the Underwriters have undertaken to sell lots of 100 or more shares of common stock to a minimum of 400 beneficial owners in the United States.  The minimum investment requirement is 100 shares of common stock.

Us and our Adviser have each agreed to indemnify the several Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the 1933 Act, except in the cases of willful misfeasance, bad faith, gross negligence or reckless disregard of applicable obligations and duties.

We have agreed not to offer, sell or register with the SEC any additional equity securities of the Fund, other than issuances (i) of the common stock offered hereby, (ii) of preferred shares or (iii) pursuant to our Automatic Dividend Reinvestment Plan, for a period of            days after the date of the Underwriting Agreement without the prior written consent of the Representatives.

In connection with this offering, the Underwriters may purchase and sell shares of common stock in the open market.  These transactions may include over-allotment and stabilizing transactions and purchases to cover syndicate short positions created in connection with this offering.  Stabilizing transactions consist of certain bids or purchases for the purpose of preventing or retarding a decline in the market price of the shares of common stock and syndicate short positions involve the sale by the Underwriters of a greater number of shares of common stock than they are required to purchase from us in this offering.  The Underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the shares of common stock sold in this offering for their account may be reclaimed by the syndicate if such shares are repurchased by the syndicate in stabilizing or covering transactions.  These activities may stabilize, maintain or otherwise affect the market price of the shares of common stock sold in this offering, which may be higher than the price that might otherwise prevail in the open market; and these activities, if commenced, may be discontinued at any time without notice.  These transactions may be effected on the NYSE or otherwise.

In connection with the offering, certain of the Underwriters or selected dealers may distribute prospectuses electronically.

We anticipate that from time to time certain of the Underwriters may act as brokers or dealers in connection with the execution of our portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters.  Certain Underwriters have performed investment banking and advisory services for the Adviser and its affiliates from time to time, for which they have received customary fees and expenses.  Certain Underwriters may, from time to time, engage in transactions with or perform services for the Adviser and its affiliates in the ordinary course of business.

The Adviser has purchased shares of common stock from us in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.  As of the date of this Prospectus, the Adviser owned 100% of the outstanding shares of common stock.  The Adviser may be deemed to control us until such time as it owns less than 25% of the outstanding shares of common stock, which is expected to occur as of the completion of this offering.

Certain marketing or sales related support will be provided by Montage Investments and certain of its affiliates.  Montage Investments is the indirect majority owner of Tortoise Capital Advisors, L.L.C., the Adviser to the Fund.  Our Adviser has entered into an agreement with Montage Securities, LLC, a registered broker/dealer and an affiliate of our Adviser and Montage Investments, which contemplates the delivery of marketing support to our Adviser during the course of this offering.  Subject to the $       per share limitation on offering costs borne by the Fund, the Fund may pay a portion of the compensation due pursuant to this agreement and the remainder will be paid exclusively by our Adviser.

Additional Compensation to be Paid by Our Adviser

Our Adviser (and not us) has agreed to pay to                          from its own assets a      fee for advice relating to    as well as for services related to the sale and distribution of our shares of common stock in the amount of $             .   If the over-allotment option is not exercised, the       fee paid to                        will not exceed        %, of the total public offering price of the shares of common stock sold in this offering.

The sum of all compensation to the Underwriters in connection with this public offering of shares of common stock, including the sales load, the      fees and all forms of additional payments to the Underwriters and the amounts paid by the Fund to reimburse certain underwriters and certain other expenses, will not exceed           % of the total public offering price of the shares of common stock sold in this offering.

ADMINISTRATOR, CUSTODIAN & FUND ACCOUNTANT

                                                                                      , will serve as our administrator and provide certain back-office support such as oversight and supervision of the payment of expenses and preparation of financial statements and related schedules.  We will pay the administrator a monthly fee computed at an annual rate of     % of the first $                    of our assets,     % on the next $                  million of our assets and      % on the balance of our assets.

                                                                                    , will serve as our custodian.

                                                                                     , will serve as our fund accountant.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Husch Blackwell LLP (“HB”), Kansas City, Missouri and for the Underwriters by                                        .  HB and                            may rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland.

AVAILABLE INFORMATION

We will be subject to the informational requirements of the Exchange Act and the 1940 Act and will be required to file reports, including annual and semi-annual reports, proxy statements and other information with the SEC.  We intend to voluntarily file quarterly stockholder reports.  These documents will be available on the SEC’s EDGAR system and can be inspected and copied for a fee at the SEC’s Public Reference Room, 100 F Street, N.E., Room 1580, Washington, D.C. 20549.  Additional information about the operation of the Public Reference Room facilities may be obtained by calling the SEC at (202) 551-8090.

This prospectus does not contain all of the information in our registration statement, including amendments, exhibits, and schedules.  Statements in this prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

Additional information about us can be found in our Registration Statement (including amendments, exhibits and schedules) on Form N-2 filed with the SEC.  The SEC maintains a web site (http://www.sec.gov) that contains our Registration Statement, other documents incorporated by reference, and other information we have filed electronically with the SEC.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Page

Investment Limitations	S-

Investment Objective and Principal Investment Strategies	S-

Portfolio Transactions	S-

Net Asset Value	S-

Certain U.S. Federal Income Tax Considerations	S-

Proxy Voting Policies	S-

Independent Registered Public Accounting Firm	S-

Administrator, Custodian and Fund Accountant	S-

Additional Information	S-

Index to Financial Statements	F-1

SUBJECT TO COMPLETION, DATED December 3, 2012

     The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where an offer or sale is not permitted.

TORTOISE MLP GROWTH FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

Tortoise MLP Growth Fund, Inc., a Maryland corporation (the “Fund,” “we,” “us,” or “our”), is a newly-organized non-diversified, closed-end management investment company.

This statement of additional information relates to an offering of our common stock and does not constitute a prospectus, but should be read in conjunction with our prospectus relating thereto dated              , 2013. This statement of additional information does not include all information that a prospective investor should consider before purchasing any of our common stock. You should obtain and read our prospectus prior to purchasing any of our common stock. A copy of our prospectus may be obtained without charge from us by calling 1-866-362-9331. You also may obtain a copy of our prospectus on the SEC’s web site (http://www.sec.gov). Capitalized terms used but not defined in this statement of additional information have the meanings ascribed to them in the prospectus.

.

This statement of additional information is dated                    , 2013.

TABLE OF CONTENTS OF

THE STATEMENT OF ADDITIONAL INFORMATION

Page

Investment Limitations	S-1

Investment Objective and Principal Investment Strategies	S-3

Management of the Fund	S-11

Net Asset Value	S-21

Certain U.S. Federal Income Tax Considerations	S-22

Proxy Voting Policies	S-30

Independent Registered Public Accounting Firm	S-30

Administrator, Custodian and Fund Accountant	S-31

Additional Information	S-31

Index to Financial Statements	F-1

i

INVESTMENT LIMITATIONS

This section supplements the disclosure in the prospectus and provides additional information on our investment limitations. Investment limitations identified as fundamental may only be changed with the approval of the holders of a majority of our outstanding voting securities (which for this purpose and under the Investment Company Act of 1940, as amended (the “1940 Act”) means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are represented or (2) more than 50% of the outstanding voting shares).

Investment limitations stated as a maximum percentage of our assets are only applied immediately after, and because of, an investment or a transaction by us to which the limitation is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with our investment limitations. All limitations are based on a percentage of our Total Assets. We define “Total Assets” as the value of securities, cash or other assets held, including securities or assets obtained through leverage, distributions and interest accrued but not yet received and net deferred tax assets.

Fundamental Investment Limitations

The following are our fundamental investment limitations set forth in their entirety. We may not:

(1)	issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

(2)	borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

(3)
make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

(4)	concentrate (invest 25% or more of our Total Assets) our investments in any particular industry or group of related industries, except that we will concentrate our assets in the energy industry;

(5)
underwrite securities issued by others, except to the extent that we may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), in the disposition of restricted securities held in our portfolio;

(6)
purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that we may invest in securities or other instruments backed by real estate or securities of companies that invest in real estate or interests therein (including REITs); and

(7)
purchase or sell physical commodities unless acquired as a result of the ownership of securities or other instruments, except that we may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities.

All other investment policies are considered non-fundamental and may be changed by our Board of Directors (the “Board of Directors” or the “Board”) without prior approval of our outstanding voting securities.

Non-fundamental Investment Policies

We have adopted the following non-fundamental policies:

•
Under normal circumstances, we will invest at least 80% of our Total Assets in equity securities of energy MLPs.  Additionally, we will invest at least 70% of our Total Assets in equity securities of oil and petroleum products MLPs and other companies. For purposes of these policies, we consider investments in MLPs to include investments in MLP affiliates;

•	We may invest up to 50% of our Total Assets in restricted securities, primarily through direct investments in securities of listed companies;

•	We will not invest in privately held companies;

•	We will not invest more than 10% of our Total Assets in any single issuer; and

•	We will not engage in short sales.

Currently under the 1940 Act, we are not permitted to incur indebtedness unless immediately after such borrowing we have asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of our Total Assets, including the amount borrowed, less all liabilities and indebtedness not represented by senior securities). In addition, currently under the 1940 Act, we may not declare any distribution on any class of shares of our stock, or purchase any such stock, unless our aggregate indebtedness has, at the time of the declaration of any such distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such distribution, or purchase price, as the case may be, except that distributions may be declared upon any preferred stock if such senior security representing indebtedness has an asset coverage of at least 200% at the time of declaration of such distribution and after deducting the amount of such distribution. Currently under the 1940 Act, we are not permitted to issue preferred stock unless immediately after such issuance we have asset coverage of at least 200% of the total of the aggregate amount of senior securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred stock (i.e., the aggregate principal amount of such indebtedness and liquidation value may not exceed 50% of the value of our Total Assets, including the proceeds of such issuance, less liabilities and indebtedness not represented by senior securities). In addition, currently under the 1940 Act, we are not permitted to declare any distribution on our common stock or purchase any such common stock unless, at the time of such declaration or purchase, we would satisfy this 200% asset coverage requirement test after deducting the amount of such distribution or share price.

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. Both transactions involving indebtedness and any preferred stock issued by us would be considered senior securities under the 1940 Act, and as such, are subject to the asset coverage requirements discussed above.

Currently under the 1940 Act, we are not permitted to lend money or property to any person, directly or indirectly, if such person controls or is under common control with us, except for a loan from us to a company which owns all of our outstanding securities. Currently, under interpretative positions of the staff of the SEC, we may not have on loan at any given time securities representing more than one-third of our Total Assets.

We interpret our policies with respect to borrowing and lending to permit such activities as may be lawful, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

We interpret our policy with respect to concentration to include energy MLPs, as defined in the prospectus and below. See “Investment Objective and Principal Investment Strategies.”

Under the 1940 Act, we may, but do not intend to, invest up to 10% of our Total Assets in the aggregate in shares of other investment companies and up to 5% of our Total Assets in any one investment company, provided that the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, we will bear our ratable share of that investment company’s expenses and would remain subject to payment of our advisory fees and other expenses with respect to assets so invested. Holders of common stock would therefore be subject to duplicative expenses to the extent we invest in other investment companies. In addition, the securities of other investment companies also may be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. The net asset value and market value of leveraged shares will be more volatile and the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged shares. A material decline in net asset value may impair our ability to maintain asset coverage on any preferred stock and debt securities, including any interest and principal for debt securities.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The prospectus presents our investment objective and principal investment strategies and risks. This section supplements the disclosure in our prospectus and provides additional information on our investment policies, strategies and risks. Restrictions or policies stated as a maximum percentage of our assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with our restrictions and policies.

Our investment objective is to provide our stockholders a high level of total return, with an emphasis on current distributions paid to stockholders.  We seek to provide our stockholders with an efficient vehicle to invest primarily in a portfolio consisting primarily of equity securities of energy MLPs and their affiliates with an emphasis on oil and petroleum products.  We intend to focus on oil and petroleum products MLPs with attractive long-term growth potential associated with expanding North American production and the resulting pipeline infrastructure build out.  There is no assurance that we will achieve our objective. Our investment objective and the investment policies discussed below are non-fundamental. The Board of Directors may change the investment objective, or any policy or limitation that is not fundamental, without a stockholder vote. Stockholders will receive at least 60 days prior written notice of any change to the non-fundamental investment policy of investing at least 80% of our Total Assets in equity securities of energy MLPs.

Under normal circumstances, we will invest at least 80% of our Total Assets in equity securities of energy MLPs. Additionally, we will invest at least 70% of our Total Assets in equity securities of oil and petroleum products MLPs and other companies. For purposes of these policies, we consider investments in MLPs to include investments in MLP affiliates , which are  entities controlling, controlled by or under common control with an MLP.  We define “Total Assets” as the value of securities, cash or other assets held, including securities or assets obtained through leverage, and interest accrued but not yet received and net deferred tax assets.  We will invest in equity securities that are publicly traded on an exchange or in the OTC market, primarily consisting of MLP common units, LLC common units and common stock.

The following pages contain more detailed information about the types of issuers and instruments in which we may invest, strategies our investment adviser, Tortoise Capital Advisors, L.L.C. (the “Adviser”), may employ in pursuit of investment objective and a discussion of related risks. Our Adviser may not buy these instruments or use these techniques unless it believes that doing so will help us achieve our objective.

Master Limited Partnerships

Under normal circumstances, we will invest at least 80% of our Total Assets in equity securities of energy MLPs.  Additionally, we will invest at least 70% of our Total Assets in equity securities of oil and petroleum products MLPs and other companies.  For purposes of these policies, we consider investments in MLPs to include investments in MLP affiliates.  An MLP is an entity that is generally taxed as a partnership for federal income tax purposes and that derives each year at least 90% of its gross income from “Qualifying Income”. Qualifying Income for MLPs includes interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from commodities or commodity futures, and income and gain from mineral or natural resources activities that generate Qualifying Income. MLP interests (known as units) are traded on securities exchanges or over-the-counter. An MLP’s organization as a partnership and compliance with the Qualifying Income rules generally eliminates federal tax at the entity level.

An MLP has one or more general partners (who may be individuals, corporations, or other partnerships) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. Typically, the general partner is owned by company management or another publicly traded sponsoring corporation. When an investor buys units in an MLP, the investor becomes a limited partner.

MLPs are formed in several ways. A nontraded partnership may decide to go public. Several nontraded partnerships may roll up into a single MLP. A corporation may spin-off a group of assets or part of its business into an MLP of which it is the general partner, to realize the assets’ full value on the marketplace by selling the assets and using the cash proceeds received from the MLP to address debt obligations or to invest in higher growth opportunities, while retaining control of the MLP. A corporation may fully convert to an MLP, although since 1986 the tax consequences have made this an unappealing option for most corporations. Unlike the ways described above, it is also possible for a newly formed entity to commence operations as an MLP from its inception.

The sponsor or general partner of an MLP, other energy companies, and utilities may sell assets to MLPs in order to generate cash to fund expansion projects or repay debt. The MLP structure essentially transfers cash flows generated from these acquired assets directly to MLP limited partner unitholders.

In the case of an MLP buying assets from its sponsor or general partner the transaction is intended to be based upon comparable terms in the acquisition market for similar assets. To help insure that appropriate protections are in place, the board of the MLP generally creates an independent committee to review and approve the terms of the transaction. The committee often obtains a fairness opinion and can retain counsel or other experts to assist its evaluation. Since both parties normally have a significant equity stake in the MLP, both parties are aligned to see that the transaction is accretive and fair to the MLP.

MLPs tend to pay relatively higher distributions than other types of companies and we intend to use these MLP distributions in an effort to meet our investment objective.

As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. Although the percentages vary among MLPs, the general partner’s marginal interest in distributions generally increases from 2% to 15% at the first designated distribution target level moving up to 25% and ultimately 50% as pre-established distribution per unit thresholds are met. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

Because the MLP itself generally does not pay federal income tax, its income or loss is allocated to its investors, irrespective of whether the investors receive any cash payment or other distributions from the MLP. An MLP typically makes quarterly cash distributions. Although they resemble corporate dividends, MLP distributions are treated differently for tax purposes. The MLP distribution is treated as a return of capital to the extent of the investor’s basis in his MLP interest and, to the extent the distribution exceeds the investor’s basis in the MLP, generally as capital gain. The investor’s original basis is the price paid for the units. The basis is adjusted downwards with each distribution and allocation of deductions (such as depreciation) and losses, and upwards with each allocation of taxable income and gain.

The partner will not incur federal income tax on distributions until: (1) he sells his MLP units and pays tax on his gain, which gain is increased due to the basis decrease due to prior distributions; or (2) his basis reaches zero. When the units are sold, the difference between the sales price and the investor’s adjusted basis is gain or loss for federal income tax purposes.

The business of MLPs is affected by supply and demand for energy commodities because most MLPs derive revenue and income based upon the volume of the underlying commodity produced, transported, processed, distributed, and/or marketed. Pipeline MLPs have indirect commodity exposure to gas and oil price volatility because although they do not own the underlying energy commodity, the general level of commodity prices may affect the volume of the commodity that the MLP delivers to its customers and the cost of providing services such as distributing natural gas liquids (“NGLs”). The costs of natural gas pipeline MLPs to perform services may exceed the negotiated rates under “negotiated rate” contracts. Specifically, processing MLPs may be directly affected by energy commodity prices. Propane MLPs own the underlying energy commodity, and therefore have direct exposure to energy commodity prices, although our Adviser intends to seek high quality MLPs that are able to mitigate or manage direct margin exposure to commodity prices. The MLP industry in general could be hurt by market perception that an MLP’s performance and valuation are directly tied to commodity prices.

MLPs typically achieve distribution growth by internal and external means. MLPs achieve growth internally by experiencing higher commodity volume driven by the economy and population, and through the expansion of existing operations including increasing the use of underutilized capacity, pursuing projects that can leverage and gain synergies with existing infrastructure and pursuing so called “greenfield projects.” External growth is achieved by making accretive acquisitions.

MLPs are subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities. These laws and regulations address: health and safety standards for the operation of facilities, transportation systems and the handling of materials; air and water pollution requirements and standards; solid waste disposal requirements; land reclamation requirements; and requirements relating to the handling and disposition of hazardous materials. MLPs are subject to the costs of compliance with such laws applicable to them, and changes in such laws and regulations may adversely affect their results of operations.

MLPs operating interstate pipelines and storage facilities are subject to substantial regulation by the Federal Energy Regulatory Commission (“FERC”), which regulates interstate transportation rates, services and other matters regarding natural gas pipelines including: the establishment of rates for service; regulation of pipeline storage and liquified natural gas facility construction; issuing certificates of need for companies intending to provide energy services or constructing and operating interstate pipeline and storage facilities; and certain other matters. FERC also regulates the interstate transportation of crude oil, including: regulation of rates and practices of oil pipeline companies; establishing equal service conditions to provide shippers with equal access to pipeline transportation; and establishment of reasonable rates for transporting petroleum and petroleum products by pipeline.

MLPs may be subject to liability relating to the release of substances into the environment, including liability under federal “Superfund” and similar state laws for investigation and remediation of releases and threatened releases of hazardous materials, as well as liability for injury and property damage for accidental events, such as explosions or discharges of materials causing personal injury and damage to property. Such potential liabilities could have a material adverse effect upon the financial condition and results of operations of MLPs.

MLPs are subject to numerous business related risks, including: deterioration of business fundamentals reducing profitability due to development of alternative energy sources, consumer sentiment with respect to global warming, changing demographics in the markets served, unexpectedly prolonged and precipitous changes in commodity prices and increased competition that reduces the MLP’s market share; the lack of growth of markets requiring growth through acquisitions; disruptions in transportation systems; the dependence of certain MLPs upon the energy exploration and development activities of unrelated third parties; availability of capital for expansion and construction of needed facilities; a significant decrease in natural gas production due to depressed commodity prices or otherwise; the inability of MLPs to successfully integrate recent or future acquisitions; and the general level of the economy.

For a further discussion and a general description of MLP federal income tax matters, see the section entitled “Certain Federal Income Tax Matters.”

Non-MLPs

Although we primarily invest in MLPs, we also may invest in companies that are not organized as MLPs. Non-MLP companies may include companies that operate energy assets but which are organized as corporations or limited liability companies rather than in partnership form.

The energy industry and energy companies may be adversely affected by possible terrorist attacks, such as the attacks that occurred on September 11, 2001. It is possible that facilities of energy companies, due to the critical nature of their energy businesses to the United States, could be direct targets of terrorist attacks or be indirectly affected by attacks on others. They may have to incur significant  additional costs in the future to safeguard their assets. In addition, changes in the insurance markets after September 11, 2001 may make certain types of insurance more difficult to obtain or obtainable only at significant additional cost. To the extent terrorism results in a lower level of economic activity, energy consumption could be adversely affected, which would reduce revenues and impede growth. Terrorist or war related disruption of the capital markets could also affect the ability of energy companies to raise needed capital.

Our Investments

The types of securities in which we may invest include, but are not limited to, the following:

MLP Equity Securities. Consistent with our investment objective, we may invest up to 100% of our Total Assets in equity securities issued by MLPs and their affiliates in the energy sector, including common units, convertible subordinated units, I-Shares and limited liability company (“LLC”) common units (each discussed below). We also may invest up to 20% of our Total Assets in equity securities of entities not in the energy sector.

The value of equity securities will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, stock markets can be volatile and stock prices can change substantially. Equity securities risk will affect our net asset value per share, which will fluctuate as the value of the securities held by us change. Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time. Other factors affect a particular stock’s prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted.

Investing in securities of smaller companies may involve greater risk than is associated with investing in more established companies. Smaller capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than larger more established companies.

MLP Common Units. MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike stockholders of a corporation, common unitholders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unitholders generally have first right to a minimum quarterly distribution (“MQD”) prior to distributions to the convertible subordinated unitholders or the general partner (including incentive distributions). Common unitholders typically have arrearage rights if the MQD is not met. In the event of liquidation, MLP common unitholders have first rights to the partnership’s remaining assets after bondholders, other debt holders, and preferred unitholders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter. In addition, like common stock, prices of MLP common units are sensitive to general movements in the stock market and a drop in the stock market may depress the price of MLP common units to which we have exposure.

Limited Liability Company Common Units. Some energy companies in which we may invest have been organized as LLCs. Such LLCs are treated in the same manner as MLPs for federal income tax purposes. Consistent with its investment objective and policies, we may invest in common units or other securities of such LLCs. LLC common units represent an equity ownership interest in an LLC, entitling the holders to a share of the LLC’s success through distributions and/or capital appreciation. Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. LLC common unitholders generally have first right to a MQD prior to distributions to subordinated unitholders and typically have arrearage rights if the MQD is not met. In the event of liquidation, LLC common unitholders have first right to the LLC’s remaining assets after bondholders, other debt holders and preferred unitholders, if any, have been paid in full. LLC common units trade on a national securities exchange or over-the-counter.

In contrast to MLPs, LLCs have no general partner and there are generally no incentives that entitle management or other unitholders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unitholders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights.

MLP Convertible Subordinated Units. MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLPs, and institutional investors. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unitholders. We expect to purchase subordinated units in direct placements from such persons or other persons that may hold such units. MLP convertible subordinated units generally are not entitled to distributions until holders of common units have received specified MQD, plus any arrearages, and may receive less than common unitholders in distributions upon liquidation. Convertible subordinated unitholders generally are entitled to MQD prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, MLP convertible subordinated units generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. Although the means by which convertible subordinated units convert into senior common units depend on a security’s specific terms, MLP convertible subordinated units typically are exchanged for common shares. These units do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. The value of a convertible subordinated unit is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights as do MLP common units. Distributions may be paid in cash or in-kind.

Equity Securities of MLP Affiliates. In addition to equity securities of MLPs, we may also invest in equity securities of MLP affiliates. MLP affiliates are issuers of MLP I-Shares and general partners of MLPs.

MLP I-Shares. I-Shares represent an indirect investment in MLP common units. I-Shares are equity securities issued by affiliates of MLPs, typically a limited liability company, that owns an interest in and manages the MLP. The issuer has management rights but is not entitled to incentive distributions. The I-Share issuer’s assets consist exclusively of MLP common units. Distributions to I-Share holders in the form of additional I-Shares are generally equal in amount to the I-Units received by the I-Share issuer. The issuer of the I-Share is taxed as a corporation; however, the MLP does not allocate income or loss to the I-Share issuer. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLPs and are not subject to state income tax filing obligations based solely on the issuer’s operations within a state.

General Partner Interests of MLPs are typically retained by an MLP’s original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors. An entity holding general partner interests, but not its investors, can be liable under certain circumstances for amounts greater than the amount of the entity’s investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are generally not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights (“IDRs”), which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unitholders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Other Non-MLP Equity Securities. We also may invest up to 20% of our Total Assets in common and preferred stock, limited liability company interests, limited partner interests, convertible securities, warrants and depository receipts of companies that are organized as corporations, limited liability companies or limited partnerships. Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may under-perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by us. In addition, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which we have exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events which effect the issuers. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.

Restricted, Illiquid and Thinly-Traded Securities. We may invest up to 50% of our Total Assets in restricted securities primarily through direct investments in securities of listed companies. Restricted securities are less liquid than securities traded in the open market, therefore, we may not be able to readily sell such securities. Investments currently considered by our Adviser to be illiquid because of such restrictions include subordinated convertible units and certain direct placements of common units. Such securities are unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. The sale price of securities that are not readily marketable may be lower or higher than the company’s most recent determination of their fair value. In addition, the value of these securities typically requires more reliance on the judgment of our Adviser than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these securities, we may not be able to realize these securities’ true value, or may have to delay their sale in order to do so.

Restricted securities generally can be sold in private transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. If the issuer of the restricted securities has an effective registration statement on file with the SEC covering the restricted securities, our Adviser has the ability to deem restricted securities as liquid. To enable us to sell our holdings of a restricted security not registered under the 1933 Act, we may have to cause those securities to be registered. When we must arrange registration because we wish to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we can sell it. We would bear the risks of any downward price fluctuation during that period.

In recent years, a large institutional market developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or were sold in transactions not requiring registration, such as Rule 144A transactions. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that exist or may develop as a result of Rule 144A may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by us, however, could affect adversely the marketability of such portfolio securities and we might be unable to dispose of such securities promptly or at reasonable prices.

We may also invest in securities that may not be restricted, but are thinly-traded. Although securities of certain MLPs trade on the New York Stock Exchange (“NYSE”), NYSE Alternext U.S. (formerly known as AMEX), the NASDAQ National Market or other securities exchanges or markets, such securities may have a trading volume lower than those of larger companies due to their relatively smaller capitalizations. Such securities may be difficult to dispose of at a fair price during times when we believe it is desirable to do so. Thinly-traded securities are also more difficult to value and our Adviser’s judgment as to value will often be given greater weight than market quotations, if any exist. If market quotations are not available, thinly-traded securities will be valued in accordance with procedures established by the Board. Investment of capital in thinly-traded securities may restrict our ability to take advantage of market opportunities. The risks associated with thinly-traded securities may be particularly acute in situations in which our operations require cash and could result in us borrowing to meet our short term needs or incurring losses on the sale of thinly-traded securities.

Repurchase Agreements. We may enter into “repurchase agreements” backed by U.S. Government securities. A repurchase agreement arises when we purchase a security and simultaneously agree to resell it to the vendor at an agreed upon future date. The resale price is greater than the purchase price, reflecting an agreed upon market rate of return that is effective for the period of time we hold the security and that is not related to the coupon rate on the purchased security. Such agreements generally have maturities of not more than seven days and could be used to permit us to earn interest on assets awaiting long term investment. We require continuous maintenance by the custodian for our account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the market value of the securities that are the subject of a repurchase agreement. Repurchase agreements maturing in more than seven days are considered illiquid securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, we could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while we seek to enforce our rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

Reverse Repurchase Agreements. We may enter into reverse repurchase agreements for temporary purposes with banks and securities dealers if the creditworthiness of the bank or securities dealer has been determined by our Adviser to be satisfactory. A reverse repurchase agreement is a repurchase agreement in which we are the seller of, rather than the investor in, securities and agree to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

At the time when we enter into a reverse repurchase agreement, liquid assets (such as cash, U.S. Government securities or other “high-grade” debt obligations) of ours having a value at least as great as the purchase price of the securities to be purchased will be segregated on our books and held by the custodian throughout the period of the obligation. The use of reverse repurchase agreements by us creates leverage which increases our investment risk. If the income and gains on securities purchased with the proceeds of these transactions exceed the cost, our earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the cost, earnings or net asset value would decline faster than otherwise would be the case. We intend to enter into reverse repurchase agreements only if the income from the investment of the proceeds is expected to be greater than the expense of the transaction, because the proceeds are invested for a period no longer than the term of the reverse repurchase agreement.

Margin Borrowing. Although we do not currently intend to, we may in the future use margin borrowing of up to 33 1/3% of our Total Assets for investment purposes when our Adviser believes it will enhance returns. Margin borrowing creates certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which we have borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then we could be subject to a “margin call,” pursuant to which we must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of our assets, we might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice. Any use of margin borrowing by us would be subject to the limitations of the 1940 Act, including the prohibition on our issuing more than one class of senior securities, and the asset coverage requirements discussed earlier in this statement of additional information. See “Investment Limitations.”

Interest Rate Transactions. We may, but are not required to, use interest rate transactions such as swaps, caps and floors in an attempt to reduce the interest rate risk arising from our leveraged capital structure. There is no assurance that the interest rate hedging transactions into which we enter will be effective in reducing our exposure to interest rate risk. Hedging transactions are subject to correlation risk, which is the risk that payment on our hedging transactions may not correlate exactly with our payment obligations on senior securities.

The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, we would agree to pay to the other party to the interest rate swap (known as the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay to us a variable rate payment that is intended to approximate our variable rate payment obligation on any variable rate borrowings or preferred stock. The payment obligations would be based on the notional amount of the swap. In an interest rate cap, we would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, it would receive from the counterparty payments of the difference based on the notional amount of such cap. In an interest rate floor, we would be entitled to receive, to the extent that a specified index falls below a predetermined interest rate, payments of interest on a notional principal amount from the party selling the interest rate floor. When interest rate transactions are outstanding, we will segregate liquid assets with our custodian in an amount equal to its net payment obligation under the transactions. Therefore, depending on the state of interest rates in general, our use of interest rate transactions could enhance or decrease cash flow available to make payments with respect to any preferred shares. Furthermore, to the extent that there is a decline in interest rates, the value of the interest rate transactions could decline, which could result in a decline in our net asset value. In addition, if the counterparty to an interest rate transaction defaults, we would not be able to use the anticipated net receipts under the interest rate transaction to offset our cost of financial leverage.

Securities Lending. We may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows us to retain ownership of the securities loaned and, at the same time, to earn additional income. Because there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by our Adviser to be of good credit and legal standing. Furthermore, loans of securities will only be made if, in our Adviser’s judgment, the consideration to be earned from such loans would justify the risk.

Our Adviser understands that it is the current view of the SEC staff that we may engage in loan transactions only under the following conditions: (1) we must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, we must be able to terminate the loan at any time; (4) we must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) we may pay only reasonable custodian fees in connection with the loan; and (6) the Board must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Covered Call Options. We may write (sell) call options on selected equity securities in our portfolio (“covered calls”); however we may also write call options on indices.

A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price (exercise price) at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium from the buyer of such call option.

If we write a call option on a security or basket of securities, we have the obligation upon exercise of such call option to deliver the underlying security or securities upon payment of the exercise price. As the writer of such call options, in effect, during the term of the option, in exchange for the premium received by us, we sell the potential appreciation above the exercise price in the value of securities covered by the options. Therefore, we forgo part of the potential appreciation for part of our equity portfolio in exchange for the call premium received, but retain the risk of potential decline in those securities below the price which is equal to the excess of the exercise price of the call option over the premium per share received on the call option.

If we write a call option, we may terminate our obligation by effecting a closing purchase transaction. This is accomplished by purchasing a call option with the same terms as the option previously written. However, once we have been assigned an exercise notice, we will be unable to effect a closing purchase transaction. There can be no assurance that a closing purchase transaction can be effected when we so desire.

Other principal factors affecting the market value of an option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date of the option. Gains and losses on investments in options depend, in part, on the ability of our Adviser to predict correctly the effect of these factors.

If we write a call option, an amount equal to the premium received by us will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by us as realized gains from investments on the expiration date. If we repurchase a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether we have realized a gain or loss.

We may also purchase and sell options on stock indices or sectors. Because index and sector options both refer to options on baskets of securities and generally have similar characteristics, we refer to these types of options collectively as “index” options. Options on an index differ from options on individual securities because (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option and (iii) index options reflect price-fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security. We may execute a closing purchase transaction with respect to an index option it has sold and sell another option (with either a different exercise price or expiration date or both).

Although our Adviser will attempt to take appropriate measures to minimize the risks relating to writing covered call options, there can be no assurance that we will succeed in any option-writing program we undertake.

Temporary Investments and Defensive Investments. Pending investment of the proceeds of an offering (which we expect may take up to approximately three months following the closing of an offering), we may invest up to 100% of net offering proceeds in cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other fixed income securities-all of which are expected to provide a lower yield than the securities of MLPs and their affiliates. We also may invest in such instruments on a temporary basis to meet working capital needs including, but not limited to, the need for collateral in connection with certain investment techniques, to hold a reserve pending payment of dividends, and to facilitate the payment of expenses and settlement of trades. We anticipate that under normal market conditions not more than 5% of our Total Assets will be invested in these instruments.

Under adverse market or economic conditions, we may invest 100% of our Total Assets in these securities. The yield on such securities may be lower than the returns on MLP securities or yields on lower rated fixed income securities. To the extent that we use this strategy, we may not achieve our investment objective.

MANAGEMENT OF THE FUND

Directors and Officers

Our business and affairs are managed under the direction of the Board of Directors. Accordingly, the Board of Directors provides broad supervision over our affairs, including supervision of the duties performed by our Adviser. Our officers are responsible for our day-to-day operations. Our Board of Directors is currently comprised of four directors, three of whom are not interested persons (as defined in the 1940 Act) of our Adviser or its affiliates. The names, ages and addresses of each of our directors and officers, together with their principal occupations and other affiliations during the past five years, are set forth below. Each director and officer will hold office until his successor is duly elected and qualified, or until he resigns or is removed in the manner provided by law. Unless otherwise indicated, the address of each director and officer is 11550 Ash Street, Leawood, Kansas 66211.

NAME AND AGE	POSITION(S) HELD WITH COMPANY, TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR (1)	OTHER PUBLIC COMPANY DIRECTORSHIPS HELD DURING THE PAST FIVE YEARS
Independent Directors

Conrad S. Ciccotello (Born 1960)	Director since 2012	Associate Professor of Risk Management and Insurance, Robinson College of Business, Georgia State University(faculty member since 1999); Director of Personal Financial Planning Program; Investment Consultant to the University System of Georgia for its defined contribution retirement plan; Formerly Faculty Member, Pennsylvania State University (1997-1999); Published a number of academic and professional journal articles on investment company performance and structure, with a focus on MLPs.	8	CorEnergy Infrastructure Trust, Inc.

John R. Graham (Born 1945)	Director since 2012
Executive-in-Residence and Professor of Finance (part-time), College of Business Administration, Kansas State University (has served as a professor or adjunct professor since 1970); Chairman of the Board, President and CEO, Graham Capital Management, Inc., primarily a real estate development, investment and venture capital company; Owner of Graham Ventures, a business services and venture capital firm; Part-time Vice President Investments, FB Capital Management, Inc. (a registered investment adviser), since 2007; formerly, CEO, Kansas Farm Bureau Financial Services, including seven affiliated insurance or financial service companies (1979-2000).
			8	CorEnergy Infrastructure Trust, Inc.

Charles E. Heath (Born 1942)	Director since 2012	Retired in 1999, Formerly Chief Investment Officer, GE Capital’s Employers Reinsurance Corporation (1989-1999). Chartered Financial Analyst (“CFA”) designation since 1974.	8	CorEnergy Infrastructure Trust, Inc.

NAME AND AGE	POSITION(S) HELD WITH COMPANY, TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR (1)	OTHER PUBLIC COMPANY DIRECTORSHIPS HELD DURING THE PAST FIVE YEARS

Interested Directors and Officers(2)

H. Kevin Birzer (Born 1959)	Director and Chairman of the Board since 2012	Managing Director of the Adviser since 2002; Member, Fountain Capital Management, LLC (“Fountain Capital”), a registered investment adviser, (1990-May 2009); Director and Chairman of the Board of each of TYG, TYY, TYN, TPZ, NTG, TTP and NDP since its inception, and of CorEnergy Infrastructure Trust, Inc. (formerly, Tortoise Capital Resources Corporation) (“CORR”) from inception through November 2011; CFA designation since 1988.	8	CorEnergy Infrastructure Trust, Inc.

Terry C. Matlack (Born 1956)	Director and Chief Executive Officer since 2012	Managing Director of the Adviser since 2002; Director of each of TYG, TYY, TYN, CORR and TPZ from its inception to September 15, 2009; Chief Executive Officer of NTG since 2010, of TTP and NDP since inception and of each of TYG, TYY, TYN and TPZ since May 2011; Chief Financial Officer of each of TYG, TYY, TYN and TPZ from inception to May 2011 and of CORR from inception to June 2012. CFA designation since 1985.	N/A	CorEnergy Infrastructure Trust, Inc., Epiq Systems, Inc.1

Zachary A. Hamel (Born 1965)	President since 2012	Managing Director of the Adviser since 2002; Partner, Fountain Capital (1997-2012). President of TTP and NDP since inception, of NTG since 2010 and of each of TYG, TYY and TPZ since May 2011; Senior Vice President of CORR from 2005 through November 2011, of TYN since 2007, of TYY from 2005 to May 2011, of TYG from 2007 to May 2011, and of TPZ from inception to May 2011; Secretary of each of TYG, TYY, TYN and CORR from their inception to April 2007. CFA designation since 1998.	N/A	None
__________________________________________
1 Mr. Matlack is not standing for reelection of Epiq Systems, Inc. and his term ends with the annual meeting of shareholders of that company in 2012.

P. Bradley Adams (Born 1960)	Chief Financial Officer since 2012
Director of Financial Operations of the Adviser since 2005; Chief Financial Officer of TTP and NDP since inception, of NTG since 2010 and of each of TYG, TYY, TYN and TPZ since May 2011; Assistant Treasurer of TYG, TYY and TYN from November 2005 to May 2011, of TPZ from inception to May 2011, and of CORR from inception to June 2012.
		N/A	None

Kenneth P. Malvey (Born 1965)	Senior Vice President and Treasurer since 2012
Managing Director of the Adviser since 2002; Partner, Fountain Capital (2002-2012); Treasurer of each of TYG, TYY, and TYN since 2005, of TTO from 2005 through November 2011, and of each of TPZ, NTG, TTP and NDP since their inception; Senior Vice President of TYY since 2005, of each of TYG and TYN since 2007, of each of TPZ, NTG and TTP since their inception and of CORR from 2005 through November 2011; CFA designation since 1996
		N/A	None

David J. Schulte (Born 1961	Senior Vice President since 2012
Managing Director of the Adviser since 2002; Senior Vice President of NTG and NDP since 2010, of TTP since inception, and of each of TYG, TYY, TYN and TPZ since May 2011; President and Chief Executive Officer of each of TYG, TYY and TPZ from inception to May 2011; Chief Executive Officer of TYN from 2005 to May 2011 and President of TYN from 2005 to September 2008; Chief Executive Officer of CORR since 2005 and President of CORR from 2005 to April 2007 and since June 2012; CFA designation since 1992.
		N/A	None

(1)	This number includes us, TYG, TYY, TYN, TPZ, NTG, TTP and NDP. Our Adviser also serves as the investment adviser to TYG, TYY, TYN, TPZ, NTG, TTP, NDP and an open-end investment company.

(2)	As a result of their respective positions held with our Adviser or its affiliates, these individuals are considered “interested persons” of ours within the meaning of the 1940 Act.

Each director was selected to join our Board of Directors based upon their character and integrity; their service as a director for other funds in the Tortoise fund complex; and their willingness and ability to serve and commit the time necessary to perform the duties of a director. In addition, as to each director other than Mr. Birzer, their status as not being an “interested person” as defined in the 1940 Act; and, as to Mr. Birzer, his role with our Adviser was an important factor in his selection as a director. No factor was by itself controlling.

In addition to the information provided in the table above, each director possesses the following attributes that were considered when selecting such director to join our Board of Directors: Mr. Ciccotello, experience as a college professor, a Ph.D. in finance and knowledge of energy infrastructure MLPs; Mr. Graham, experience as a college professor, executive leadership and business executive; Mr. Heath, executive leadership and business experience; and Mr. Birzer, investment management experience as an executive, portfolio manager and leadership roles with our Adviser.

Mr. Birzer serves as Chairman of the Board of Directors. Mr. Birzer is an “interested person” of ours within the meaning of the 1940 Act. The appointment of Mr. Birzer as Chairman reflects the Board of Director’s belief that his experience, familiarity with our day-to-day operations and access to individuals with responsibility for our management and operations provides the Board of Directors with insight into our business and activities and, with his access to appropriate administrative support, facilitates the efficient development of meeting agendas that address our business, legal and other needs and the orderly conduct of meetings of the Board of Directors. Mr. Heath serves as Lead Independent Director. The Lead Independent Director will, among other things, chair executive sessions of the three directors who are not “interested persons” of ours within the meaning of the 1940 Act (“Independent Directors”), serve as a spokesperson for the Independent Directors and serve as a liaison between the Independent Directors and our management. The Independent Directors will regularly meet outside the presence of management and are advised by independent legal counsel. The Board of Directors also has determined that its leadership structure, as described above, is appropriate in light of our size and complexity, the number of Independent Directors and the Board of Directors’ general oversight responsibility. The Board of Directors also believes that its leadership structure not only facilitates the orderly and efficient flow of information to the Independent Directors from management, but also enhances the independent and orderly exercise of its responsibilities

We have an audit committee consisting of three Independent Directors (the “Audit Committee”). The Audit Committee members are Conrad S. Ciccotello (Chairman), John R. Graham and Charles E. Heath. The Audit Committee’s function is to oversee our accounting policies, financial reporting and internal control system. The Audit Committee makes recommendations regarding the selection of our independent registered public accounting firm, reviews the independence of such firm, reviews the scope of the audit and internal controls, considers and reports to the Board on matters relating to our accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate

We have a nominating and governance committee that consists exclusively of three Independent Directors (the “Nominating Committee”). The Nominating Committee members are Conrad S. Ciccotello, John R. Graham (Chairman) and Charles E. Heath. The Nominating Committee’s function is to nominate and evaluate Independent Director candidates, review the compensation arrangements for each of the directors, review corporate governance issues and developments, and develop and recommend to the Board corporate governance guidelines and procedures, to the extent appropriate. The Nominating Committee will consider nominees recommended by stockholders so long as such recommendations are made in accordance with our Bylaws. Nominees recommended by stockholders in compliance with our Bylaws will be evaluated on the same basis as other nominees considered by the Nominating Committee

We also have a compliance committee that consists exclusively of three Independent Directors (the “Compliance Committee”). The Compliance Committee’s function is to review and assess management’s compliance with applicable securities laws, rules and regulations, monitor compliance with our Code of Ethics, and handle other matters as the Board or committee chair deems appropriate. The Compliance Committee members are Conrad S. Ciccotello, John R. Graham and Charles E. Heath (Chairman

The Board of Directors’ role in our risk oversight reflects its responsibility under applicable state law to oversee generally, rather than to manage, our operations. In line with this oversight responsibility, the Board of Directors will receive reports and makes inquiry at its regular meetings and as needed regarding the nature and extent of significant risks (including investment, compliance and valuation risks) that potentially could have a materially adverse impact on our business operations, investment performance or reputation, but relies upon our management to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. In addition to reports and other information received from our management regarding our investment program and activities, the Board of Directors as part of its risk oversight efforts will meet at its regular meetings and as needed with the our Adviser’s Chief Compliance Officer to discuss, among other things, risk issues and issues regarding our policies, procedures and controls. The Board of Directors may be assisted in performing aspects of its role in risk oversight by the Audit Committee and such other standing or special committees as may be established from time to time. For example, the Audit Committee regularly meets with our independent public accounting firm to review, among other things, reports on our internal controls for financial reporting.

The Board of Directors believes that not all risks that may affect us can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve our goals and objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the directors as to risk management matters are typically summaries of relevant information and may be inaccurate or incomplete. As a result of the foregoing and other factors, the risk management oversight of the Board of Directors is subject to substantial limitations.

Directors and officers who are interested persons of ours will receive no salary or fees from us. For the 2013 fiscal year, each Independent Director will receive from us an annual retainer in an amount to be determined following this offering and a fee of $             (and reimbursement for related expenses) for each meeting of the Board or Audit Committee attended in person (or $            for each Board or Audit Committee meeting attended telephonically, or for each Audit Committee meeting attended in person that is held on the same day as a Board meeting), and an additional $           for each other committee meeting attended in person or telephonically. No director or officer is entitled to receive pension or retirement benefits from us.

The following table sets forth the dollar range of equity securities beneficially owned by each director of the Fund as of December 31, 2012.

Name of Director	Aggregate Dollar Range of Fund Securities Beneficially Owned By Director**	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies*

Independent Directors

Conrad S. Ciccotello	-	Over $100,000

John R. Graham	-	Over $100,000

Charles E. Heath	-	Over $100,000

Interested Directors	-	Over $100,000

H. Kevin Birzer	-	Over $100,000

Terry C. Matlack	-	Over $100,000

*	Includes the Fund, TYG, TYY, TYN, TPZ, NTG, TTP and NDP.

**	As of December 31, 2012, the officers and directors of the Fund, as a group, owned less than 1% of any class of the Fund’s outstanding shares of stock.

Indemnification of Directors and Officers

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty which is established by a final judgment as being material to the cause of action. Our Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law and the 1940 Act.

Our Charter authorizes, to the maximum extent permitted by Maryland law and the 1940 Act, us to indemnify any present or former director or officer or any individual who, while a director or officer of ours and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of ours or as a present or former director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise, and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our Bylaws obligate us, to the maximum extent permitted by Maryland law to indemnify any present or former director or officer or any individual who, while a director of ours and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of ours and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our obligation to indemnify any director, officer or other individual, however, is limited by the 1940 Act which prohibits us from indemnifying any director, officer or other individual from any liability resulting from the willful misconduct, bad faith, gross negligence in the performance of duties or reckless disregard of applicable obligations and duties of the directors, officers or other individuals. To the maximum extent permitted by Maryland law and the 1940 Act, our Charter and Bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of ours in any of the capacities described above and any employee or agent of ours or a predecessor of ours.

Maryland law requires a corporation (unless its charter provides otherwise, which our Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he is made, or threatened to be made, a party by reason of his service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith, or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation, and (b) a written undertaking by him or on his behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met. Our obligation to indemnify any director, officer or other individual, however, is limited by the 1940 Act, which prohibits us from indemnifying any director, officer or other individual from any liability resulting from the willful misconduct, bad faith, gross negligence in the performance of duties or reckless disregard of applicable obligations and duties of the directors, officers or other individuals.

Investment Adviser

Tortoise Capital Advisors, L.L.C. serves as our investment adviser pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). Our Adviser specializes in managing portfolios of investments in listed energy infrastructure companies. Our Adviser was formed in 2002 to provide portfolio management services to institutional and high-net worth investors seeking professional management of their MLP investments. Our Adviser is wholly-owned by Tortoise Holdings, LLC, a holding company. Montage Investments, LLC (“Montage Investments”), a registered investment adviser, owns a majority interest in Tortoise Holdings, LLC with the remaining interests held by the five Managing Directors of our Adviser and certain other senior employees of our Adviser.

Our Adviser is located at 11550 Ash Street, Suite 300, Leawood, Kansas 66211. As of October 31, 2012, our Adviser managed investments of approximately $9.2 billion in the energy sector, including the assets of publicly traded closed-end funds, an open-end fund and other accounts.

Subject to the supervision of the Board of Directors, and pursuant to the Advisory Agreement, our investment committee is responsible for management of our investments. Our investment committee determines which portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, manages our covered call option strategy, selects brokers or dealers to place those orders, maintains books, provides certain clerical, bookkeeping and other administrative services and records with respect to our securities transactions and reports to the Board of Directors on our investments and performance.

The investment committee’s members are H. Kevin Birzer, Zachary Hamel, Kenneth Malvey, Terry Matlack, and David Schulte, all of whom share responsibility for management of our investments. It is the policy of the investment committee that any investment decision relating to our portfolio must be approved by their unanimous vote. The members of the investment committee have the following years of investment experience: Mr. Birzer – 30 years; Mr. Hamel—23 years; Mr. Malvey—24 years; Mr. Matlack—29 years; and Mr. Schulte – 22 years.

All members of our investment committee are employees of our Adviser.

The following table provides information about the number of and total assets in other accounts managed on a day-to-day basis by each investment committee member as of December 31, 2012.

Name of Manager	Number of Accounts	Total Assets of Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
H. Kevin Birzer
Registered investment companies
Other pooled investment vehicles
Other accounts
Zachary A. Hamel

Registered investment companies
Other pooled investment vehicles
Other accounts
Kenneth P. Malvey
Registered investment companies
Other pooled investment vehicles
Other accounts
Terry C. Matlack
Registered investment companies
Other pooled investment vehicles
Other accounts

David J. Schulte
Registered investment companies
Other pooled investment vehicles
Other accounts

None of Messrs. Birzer, Hamel, Malvey, Matlack or Schulte receive any direct compensation from us or any other of the managed accounts reflected in the table above. Messrs. Birzer, Hamel, Malvey, Matlack and Schulte are full-time employees of our Adviser and receive a fixed salary for the services they provide. Each of Messrs. Birzer, Hamel, Malvey, Matlack and Schulte own an equity interest in Tortoise Holdings, LLC, the sole member of our Adviser, and each thus benefits from increases in the net income of our Adviser.

In addition to portfolio management services, our Adviser is obligated to supply our Board and officers with certain statistical information and reports, to oversee the maintenance of various books and records and to arrange for the preservation of records in accordance with applicable federal law and regulations. Under the Advisory Agreement, we pay our Adviser a fee equal to        % annually of our average monthly Managed Assets for the services rendered by it. “Managed Assets” means our Total Assets (including any assets attributable to any leverage that may be outstanding but excluding any net deferred tax assets) minus the sum of accrued liabilities other than (1) net deferred tax liabilities, (2) debt entered into for purposes of leverage, and (3) the aggregate liquidation preference of any outstanding preferred stock.   Because the fee paid to the Adviser is determined on the basis of our Managed Assets, the Adviser’s interest in determining whether we should incur additional leverage will conflict with our interests.

Because the management fees paid to our Adviser are based upon a percentage of our Managed Assets, fees paid to our Adviser are higher when we are leveraged; thus, our Adviser will have an incentive to leverage us. Our Adviser intends to leverage us only when it believes it will serve the best interests of our stockholders. Our average monthly Managed Assets are determined for the purpose of calculating the management fee by taking the average of the monthly determinations of Managed Assets during a given calendar quarter. The fees are payable for each calendar quarter within five (5) days of the end of that quarter.

The Advisory Agreement provides that we will pay all expenses other than those expressly stated to be payable by our Adviser, which expenses payable by us shall include, without implied limitation: (1) expenses of maintaining and continuing our existence and related overhead, including, to the extent services are provided by personnel of our Adviser or its affiliates, office space and facilities and personnel compensation, training and benefits, (2) our registration under the 1940 Act, (3) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments, including placement and similar fees in connection with direct placements entered into on our behalf, (4) auditing, accounting and legal expenses, (5) taxes and interest, (6) governmental fees, (7) expenses of listing our shares with a stock exchange, and expenses of issue, sale, repurchase and redemption (if any) of our shares, including expenses of conducting tender offers for the purpose of repurchasing our shares, (8) expenses of registering and qualifying us and our shares under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes, (9) expenses of communicating with stockholders, including website expenses and the expenses of preparing, printing and mailing press releases, reports and other notices to stockholders and of meetings of stockholders and proxy solicitations therefor, (10) expenses of reports to governmental officers and commissions, (11) insurance expenses, (12) association membership dues, (13) fees, expenses and disbursements of custodians and subcustodians for all services to us (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset value), (14) fees, expenses and disbursements of transfer agents, dividend and interest paying agents, stockholder servicing agents and registrars for all services to us, (15) compensation and expenses of our directors who are not members of our Adviser’s organization, (16) pricing and valuation services employed by us, (17) all expenses incurred in connection with leveraging of our assets through a line of credit or other indebtedness or issuing and maintaining notes or preferred stock, (18) all expenses incurred in connection with offerings of our common and preferred stock and debt securities, and (19) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and our obligation to indemnify our directors, officers and stockholders with respect thereto.

The Advisory Agreement provides that our Adviser will not be liable in any way for any default, failure or defect in any of the securities comprising the portfolio if it has satisfied the duties and the standard of care, diligence and skill set forth in the Advisory Agreement. However, our Adviser will be liable to us for any loss, damage, claim, cost, charge, expense or liability resulting from our Adviser’s willful misconduct, bad faith or gross negligence or disregard by our Adviser of our Adviser’s duties or standard of care, diligence and skill set forth in the Advisory Agreement or a material breach or default of our Adviser’s obligations under the Advisory Agreement.

The Advisory Agreement has a term ending on the second anniversary of this offering and may be continued from year to year thereafter as provided in the 1940 Act. The Advisory Agreement will be submitted to the Board of Directors for renewal each year following its initial term. The Advisory Agreement will continue from year to year, provided such continuance is approved by a majority of the Board or by vote of the holders of a majority of our outstanding voting securities. In addition, the Advisory Agreement must be approved annually by vote of a majority of the Independent Directors. The Advisory Agreement may be terminated by our Adviser or us, without penalty, on sixty (60) days’ written notice to the other. The Advisory Agreement will terminate automatically in the event of its assignment.

Code of Ethics

We and our Adviser have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act, which is applicable to officers, directors and designated employees of us and our Adviser (collectively, the “Codes”). Subject to certain limitations, the Codes permit those officers, directors and designated employees of ours, and our Adviser (“Covered Persons”) to invest in securities, including securities that may be purchased or held by us. The Codes contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of Covered Persons and the interests of investment advisory clients such as ours. Among other things, the Codes prohibit certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires submission of duplicate broker confirmations and statements and quarterly reporting of securities transactions. Exceptions to these and other provisions of the Codes may be granted in particular circumstances after review by appropriate personnel.

The Code of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Our code of ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Room 1580,Washington, D.C. 20549.

Our Code of Ethics is also available on our Adviser’s website at www.tortoiseadvisors.com.

Execution of Portfolio Transactions

Our Adviser is responsible for decisions to buy and sell securities for us, broker-dealer selection, negotiation of brokerage commission rates, and management of our covered call strategy. Our Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution. In selecting a broker-dealer to execute each particular transaction, our Adviser will initially consider their ability to execute transactions at the most favorable prices and lowest overall execution costs, while also taking into consideration other relevant factors, such as the reliability, integrity and financial condition of the broker-dealer, the size of and difficulty in executing the order, the quality of execution and custodial services, and the provision of valuable research services that can be reasonably expected to enhance the investment return of clients managed by our Adviser. Research services may include reports on energy infrastructure companies, the market, the economy and other general widely distributed research, and may be used by our Adviser in servicing all funds and accounts managed by the Adviser, including us. Receipt of research is one of a number of factors considered in assigning an overall internal ranking to brokers. The price to us in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the execution services offered.

We may, from time to time, enter into arrangements with placement agents in connection with direct placement transactions. In evaluating placement agent proposals, our Adviser will consider each broker’s access to issuers of pipeline and other energy infrastructure company securities and experience in the energy infrastructure market, particularly the direct placement market. In addition to these factors, our Adviser will consider whether the proposed services are customary, whether the proposed fee schedules are within the range of customary rates, whether any proposal would obligate us to enter into transactions involving a minimum fee, dollar amount or volume of securities, or into any transaction whatsoever, and other terms such as indemnification provisions.

Subject to such policies as the Board may from time to time determine, our Adviser shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused us to pay a broker or dealer that provides brokerage and research services to our Adviser an amount of commission for effecting an investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if our Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or our Adviser’s overall responsibilities with respect to us and to other clients of our Adviser as to which our Adviser exercises investment discretion. Our Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers and dealers who also provide research or statistical material or other services to us, our Adviser or to any sub-adviser. Such allocation shall be in such amounts and proportions as our Adviser shall determine and our Adviser will report on said allocations regularly to the Board of Directors indicating the brokers to whom such allocations have been made and the basis therefor.

Portfolio Turnover
Our annual portfolio turnover rate may vary greatly from year to year. We may, but under normal market conditions, do not intend to, engage in frequent and active trading of portfolio securities. Although we cannot accurately predict our portfolio turnover rate, we expect to maintain relatively low (e.g., less than 30% under normal market circumstances) turnover of our core equity portfolio under normal market conditions, not including any purchases and sales of equity securities and call options in connection with any call option program. On an overall basis, our annual turnover rate may exceed 100%. A high turnover rate involves greater trading costs to us and may result in greater realization of taxable capital gains.

NET ASSET VALUE

We compute the net asset value of our common stock as of the close of trading of the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each calendar month and at such other times as the Board of Directors may determine.  When considering an offering of common stock, we calculate our net asset value on a more frequent basis, generally daily, to the extent necessary to comply with the provisions of the 1940 Act.  We currently intend to make our net asset value available for publication weekly on our Adviser’s website. The NAV per share of our common stock equals our NAV divided by the number of shares of outstanding common stock.   Our NAV equals the value of our Total Assets less: (i) all of our liabilities (including accrued expenses and both current and net deferred tax liabilities); (ii) accumulated and unpaid distributions on any outstanding preferred stock; (iii) the aggregate liquidation preference of any outstanding preferred stock; (iv) accrued and unpaid interest payments on any outstanding indebtedness; (v) the aggregate principal amount of any outstanding indebtedness; and (vi) any distributions payable on our common stock.

We will determine the value of our assets and liabilities in accordance with valuation procedures adopted by our Board of Directors.  Securities for which market quotations are readily available shall be valued at “market value.” If a market value cannot be obtained or if our Adviser determines that the value of a security as so obtained does not represent value as of the measurement date (due to a significant development subsequent to the time its price is determined or otherwise), value for the security shall be determined pursuant to the methodologies established by our Board of Directors.

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The value for equity securities and equity-related securities is determined by using readily available market quotations from the principal market.  For equity and equity-related securities that are freely tradable and listed on a securities exchange or over the counter market, value is determined using the last sale price on that exchange or OTC market on the measurement date.  If the security is listed on more than one exchange, we will use the price of the exchange that we consider to be the principal exchange on which the security is traded.  Securities listed on the NASDAQ Stock Market will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If a security is traded on the measurement date, then the last reported sale price on the exchange or OTC market on which the security is principally traded, up to the time of valuation, is used.  If there were no reported sales on the security’s principal exchange or OTC market on the measurement date, then the average between the last bid price and last asked price, as reported by the pricing service, shall be used.  We will obtain direct written broker-dealer quotations if a security is not traded on an exchange or quotations are not available from an approved pricing service.  Exchange-traded options will be valued at the mean of the best bid and best asked prices across all option exchanges.

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An equity security of a publicly traded company acquired in a private placement transaction without registration is subject to restrictions on resale that can affect the security’s liquidity and value.  Such securities that are convertible into publicly traded common shares or securities that may be sold pursuant to Rule 144 will generally be valued based on the value of the freely tradable common share counterpart less an applicable discount.  Generally, the discount will initially be equal to the discount at which we purchased the securities.  To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be determined for the discount.

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Fixed income securities (other than the short-term securities as described below) are valued by (i) using readily available market quotations based upon the last updated sale price or a market value from an approved pricing service generated by a pricing matrix based upon yield data for securities with similar characteristics or (ii) by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security.

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A fixed income security acquired in a private placement transaction without registration is subject to restrictions on resale that can affect the security’s liquidity and value.  Among the various factors that can affect the value of a privately placed security are (i) whether the issuing company has freely trading fixed income securities of the same maturity and interest rate (either through an initial public offering or otherwise); (ii) whether the company has an effective registration statement in place for the securities; and (iii) whether a market is made in the securities.  The securities normally will be valued at amortized cost unless the portfolio company’s condition or other factors lead to a determination of value at a different amount.

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Short-term securities, including bonds, notes, debentures and other fixed income securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of 60 days or less, for which reliable market quotations are readily available are valued on an amortized cost basis.

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Other assets will be valued at market value pursuant to written valuation procedures adopted by our Board of Directors, or if a market value cannot be obtained or if our Adviser determines that the value of a security as so obtained does not represent value as of the measurement date (due to a significant development subsequent to the time its price is determined or otherwise), value shall be determined pursuant to the methodologies established by our Board of Directors.

Valuations of public company securities determined pursuant to fair value methodologies will be presented to our Board of Directors or a designated committee thereof for approval at the next regularly scheduled board meeting.  See “Investment Objective and Principal Investment Strategies—Conflicts of Interest.”

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a general summary of certain federal income tax considerations affecting us and our security holders. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to security holders in light of their particular circumstances or who are subject to special rules, such as banks, thrift institutions and certain other financial institutions, real estate investment trusts, regulated investment companies, insurance companies, brokers and dealers in securities or currencies, certain securities traders, tax-exempt investors, individual retirement accounts, certain tax-deferred accounts, foreign investors, and persons who will hold the securities as a position in a “straddle,” “hedge” or as part of a “constructive sale” for federal income tax purposes. In addition, this discussion does not address the possible application of the U.S. federal alternative minimum tax. Tax matters are very complicated, and the tax consequences of an investment in and holding of our securities will depend on the particular facts of each investor’s situation. Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the general federal income taxation rules described below and with respect to other federal, state, local or foreign tax consequences to them before making an investment in our securities. Unless otherwise noted, this discussion assumes that investors are U.S. persons and hold our securities as capital assets.

A “U.S. person” generally is a beneficial owner of our securities that is, for U.S. federal income tax purposes, any one of the following:

•	a citizen or resident of the United States;

•	a corporation, partnership or other entity created in or organized under the laws of the United States or any political subdivision thereof;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust subject to the supervision of a court within the United States and the control of a United States person.

A “Non-U.S. holder” is a beneficial owner of our securities that is not a U.S. person.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds our securities, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective security holder that is a partnership holding our securities or a partner of such a partnership should consult his, her or its own tax adviser with respect to the purchase, ownership and disposition of our securities.

Tax matters are very complicated and the tax consequences to a U.S. person or a Non-U.S. person of an investment in our securities will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws and the effect of any possible changes in the tax laws.

Company Federal Income Taxation

Company Federal Income Taxation. We are treated as a C corporation for federal and state income tax purposes. Thus, we are obligated to pay federal and state income tax on our taxable income. We will invest our assets primarily in equity securities of MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, we must report our allocable share of the MLP’s taxable income in computing our taxable income regardless of whether the MLPs make any distributions. Based upon our review of the historic results of the type of MLPs in which we intend to invest, we expect that the cash flow received by us, at least initially, with respect to our MLP investments will exceed the taxable income allocated to us. There is no assurance that our expectation regarding the distribution from the partnerships exceeding taxable income from the partnerships will be realized. If this expectation is not realized, there may be greater tax expense borne by us and less cash available to distribute to stockholders or to pay to creditors. In addition, we will take into account in determining our taxable income the amounts of gain or loss recognized on the sale of MLP interests. Currently, the maximum regular federal income tax rate for a corporation is 35 percent. We may be subject to a 20 percent federal alternative minimum tax on our alternative minimum taxable income to the extent that the alternative minimum tax exceeds our regular federal income tax. The extent to which we are required to pay corporate income tax or alternative minimum tax could materially reduce our cash available to make distributions on the common shares.

We are not treated as a regulated investment company under the Internal Revenue Code. The Internal Revenue Code generally provides that a regulated investment company does not pay an entity level income tax, provided that it distributes all or substantially all of its income. Our assets do not, and are not expected to, meet current tests for qualification as a regulated investment company for federal income tax purposes. The regulated investment company taxation rules therefore have no application to us or to our stockholders. Although changes to the federal income tax laws permit regulated investment companies to invest up to 25% of their total assets in securities of certain MLPs, such changes still would not allow us to pursue our objective. Accordingly, we do not intend to change our federal income tax status as a result of such legislation.

Because we are treated as a corporation for federal income tax purposes, our financial statements reflect deferred tax assets or liabilities according to generally accepted accounting principles. This differs from many closed-end funds that are taxed as regulated investment companies under the Internal Revenue Code. Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital losses. To the extent we have a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. We will periodically assess the need to establish a valuation allowance for deferred tax assets based on the criterion established by the Statement of Financial Accounting Standards, Accounting for Income Taxes (“SFAS” No. 109) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. Our assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss and capital loss carryforwards may expire unused. In addition, a substantial change in our ownership may limit our ability to utilize our loss carryforwards. We will periodically review the recoverability of deferred tax assets based on the weight of available evidence. Accordingly, realization of a deferred tax asset is dependent on whether there will be sufficient taxable income of the appropriate character within the carryforward periods to realize a portion or all of the deferred tax benefit. We will accrue deferred federal income tax liability associated with that portion of MLP distributions considered to be a tax-deferred return of capital, as well as capital appreciation of our investments. Upon the sale of an MLP security, we may be liable for previously deferred taxes, if any. We will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining our NAV. From time to time we will modify our estimates or assumptions regarding our deferred tax liability as new information becomes available.

Federal Income Taxation of MLPs. MLPs are similar to corporations in many respects, but differ in others, especially in the way they are taxed for federal income tax purposes. A corporation is a distinct legal entity, separate from its stockholders and employees and is treated as a separate entity for federal income tax purposes as well. Like individual taxpayers, a corporation must pay a federal income tax on its income. To the extent the corporation distributes its income to its stockholders in the form of dividends, the stockholders must pay federal income tax on the dividends they receive. For this reason, it is said that corporate income is double-taxed, or taxed at two levels.

An MLP that satisfies the Qualifying Income rules described below, and does not elect otherwise, is treated for federal income tax purposes as a pass-through entity. No federal income tax is paid at the partnership level. A partnership’s income is considered earned by all the partners; it is allocated among all the partners in proportion to their interests in the partnership (generally as provided in the partnership agreement), and each partner pays tax on his, her or its share of the partnership’s income. All the other items that go into determining taxable income and tax owed are passed through to the partners as well — capital gains and losses, deductions, credits, etc. Partnership income is thus said to be single-taxed or taxed only at one level — that of the partner.

The Internal Revenue Code generally requires “publicly traded partnerships” to be treated as corporations for federal income tax purposes. However, if the publicly traded partnership satisfies certain requirements and does not elect otherwise, the publicly traded partnership will be taxed as a partnership for federal income tax purposes, referred to herein as an MLP. Under these requirements, an MLP must derive each taxable year at least 90% of its gross income from Qualifying Income.

Qualifying Income for MLPs includes interest, dividends, real estate rents, gain from the sale or disposition of real property, certain income and gain from commodities or commodity futures, and income and gain from certain mineral or natural resources activities. Mineral or natural resources activities that generate Qualifying Income include income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil or products thereof), or the marketing of any mineral or natural resource (including fertilizer, geothermal energy, and timber), industrial source carbon dioxide, or transportation or storage of certain alcohol-based fuels or certain biodiesel fuels. This means that most MLPs today are in energy, timber, or real estate related businesses.

Because the MLP itself does not pay federal income tax, its income or loss is allocated to its investors, irrespective of whether the investors receive any cash or other payment from the MLP. It is important to note that an MLP investor is taxed on his share of partnership income whether or not he actually receives any cash or other property from the partnership. The tax is based not on money or other property he actually receives, but his proportionate share of what the partnership earns. However, most MLPs make it a policy to make quarterly distributions to their partners that will comfortably exceed any income tax owed. Although they resemble corporate dividends, MLP distributions are treated differently for federal income tax purposes. The MLP distribution is treated as a return of capital to the extent of the investor’s basis in his MLP interest and, to the extent the distribution exceeds the investor’s basis in the MLP interest, as capital gain. The investor’s original basis is generally the price paid for the units. The basis is adjusted downward with each distribution and allocation of deductions (such as depreciation) and losses, and upwards with each allocation of income and gain.

The partner generally will not be taxed on MLP distributions until (1) he sells his MLP units and pays tax on his gain, which gain is increased due to the basis decrease resulting from prior distributions; or (2) his basis reaches zero. When the units are sold, the difference between the sales price and the investor’s adjusted basis is the gain or loss for federal income tax purposes.

At tax filing season an MLP investor will receive a Schedule K-1 form showing the investor’s share of each item of the partnership’s income, gain, loss, deductions and credits. The investor will use that information to figure the investor’s taxable income (MLPs generally provide their investors with material that walks them through all the steps). If there is net income derived from the MLP, the investor pays federal income tax at his, her or its tax rate. If there is a net loss derived from the MLP, it is generally considered a “passive loss” under the Internal Revenue Code and generally may not be used to offset income from other sources, but must be carried forward.

Because we are a corporation, we, and not our stockholders, will report the income or loss of the MLPs. Thus, our stockholders will not have to deal with any Schedules K-1 reporting income and loss items of the MLPs. Stockholders, instead, will receive a Form 1099 from us. In addition, due to our broad public ownership, we do not expect to be subject to the passive loss limitation rules mentioned in the preceding paragraph.

Federal Income Taxation of U.S. Holders of Common and Preferred Stock

Federal Income Tax Treatment of U.S. Holders of Common Stock. Unlike a holder of a direct interest in MLPs, a stockholder will not include its allocable share of our income, gains, losses or deductions in computing its own taxable income. Instead, since we are of the opinion that, under present law, the common stock will constitute equity, distributions with respect to such shares (other than distributions in redemption of shares subject to Section 302(b) of the Internal Revenue Code) will generally constitute dividends to the extent of our allocable current or accumulated earnings and profits, as calculated for federal income tax purposes. Generally, a corporation’s earnings and profits are computed based upon taxable income, with certain specified adjustments. As explained above, based upon the historic performance of the MLPs, we anticipate that the distributed cash from the MLPs will exceed our share of the MLPs’ income and our gain on the sale of MLP interests. Our current earnings and profits may be increased if our portfolio turnover is increased. Thus, a reduction in the return of capital portion of the distributions we receive from the MLPs or an increase in our portfolio turnover may increase our current earnings and profits and increase the portion of our distributions treated as dividends as opposed to a tax deferred return of capital. In addition, earnings and profits are treated generally, for federal income tax purposes, as first being used to pay distributions on preferred stock, and then to the extent remaining, if any, to pay distributions on the common stock. Thus, we anticipate that only a portion of the distributions of DCF will be treated as dividend income to common stockholders. To the extent that distributions to a stockholder exceed our current and accumulated earnings and profits, the stockholder’s basis in shares of stock with respect to which the distribution is made will be reduced, which may increase the amount of gain realized upon the sale of such shares. If a stockholder has no further basis in its shares, the stockholder will report any excess distributions as capital gain if the stockholder holds such shares as a capital asset.

Dividends of current or accumulated earnings and profits generally will be taxable as ordinary income to holders but are expected to be treated as “qualified dividend income” that is generally subject to reduced rates of federal income taxation for noncorporate investors and are also expected to be eligible for the dividends received deduction available to corporate stockholders under Section 243 of the Internal Revenue Code. Under federal income tax law, qualified dividend income received by individual and other noncorporate stockholders is taxed at long-term capital gain rates, which as of the date of this Statement of Additional Information reach a maximum of 15%. Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain criteria. To be treated as qualified dividend income, the stockholder must hold the shares paying otherwise qualifying dividend income more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the 181-day period beginning 90 days before the ex-dividend date in the case of certain preferred stock dividends attributable to periods exceeding 366 days). A stockholder’s holding period may be reduced for purposes of this rule if the stockholder engages in certain risk reduction transactions with respect to the common or preferred stock. The provisions of the Internal Revenue Code applicable to qualified dividend income are effective through December 31, 2012. Thereafter, higher federal income tax rates will apply unless further legislative action is taken.

Corporate holders should be aware that certain limitations apply to the availability of the dividends received deduction, including limitations on the aggregate amount of the deduction that may be claimed and limitations based on the holding period of the shares of common or preferred stock on which the dividend is paid, which holding period may be reduced if the holder engages in risk reduction transactions with respect to its shares. Corporate holders should consult their own tax advisors regarding the application of these limitations to their particular situation.

If a common stockholder participates in our Automatic Dividend Reinvestment Plan, such stockholder will be treated as receiving the amount of the distributions made by the Company, which amount generally will be either equal to the amount of the cash distribution the stockholder would have received if the stockholder had elected to receive cash or, for shares issued by the Company, the fair market value of the shares issued to the stockholder.

Federal Income Tax Treatment of U.S. Holders of Preferred Stock. Under present law, we are of the opinion that preferred stock will constitute equity, and thus distributions with respect to preferred stock (other than distributions in redemption of preferred stock subject to Section 302(b) of the Internal Revenue Code) will generally constitute dividends to the extent of our current or accumulated earnings and profits, as calculated for federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders but are expected to be treated as qualified dividend income that is generally subject to reduced rates of federal income taxation for noncorporate investors and are also expected to be eligible for the dividends received deduction available to corporate stockholders under Section 243 of the Internal Revenue Code. Please see the discussion above on qualified dividend income and the dividends received deductions.

Earnings and profits are generally treated, for federal income tax purposes, as first being used to pay distributions on the preferred stock, and then to the extent remaining, if any, to pay distributions on the common stock. Distributions in excess of the Company’s earnings and profits, if any, will first reduce a stockholder’s adjusted tax basis in his or her preferred stock and, after the adjusted tax basis is reduced to zero, will constitute capital gains to a stockholder who holds such shares as a capital asset.

Sale of Shares. The sale of shares of common or preferred stock by holders will generally be a taxable transaction for federal income tax purposes. Holders of shares of stock who sell such shares will generally recognize gain or loss in an amount equal to the difference between the net proceeds of the sale and their adjusted tax basis in the shares sold. If the shares are held as a capital asset at the time of the sale, the gain or loss will generally be a capital gain or loss. Similarly, a redemption by us (including a redemption resulting from our liquidation), if any, of all the shares actually and constructively held by a stockholder generally will give rise to capital gain or loss under Section 302(b) of the Internal Revenue Code, provided that the redemption proceeds do not represent declared but unpaid dividends. Other redemptions may also give rise to capital gain or loss, but certain conditions imposed by Section 302(b) of the Internal Revenue Code must be satisfied to achieve such treatment.

Capital gain or loss will generally be long-term capital gain or loss if the shares were held for more than one year and will be short-term capital gain or loss if the disposed shares were held for one year or less. Net long-term capital gain recognized by a noncorporate U.S. holder generally will be subject to federal income tax at a lower rate (currently a maximum rate of 15%) than net short-term capital gain or ordinary income (as of the date of this Statement of Additional Information a maximum rate of 35%, which rate is scheduled to increase to 39.6% for taxable years after 2012). Under current law, the maximum federal income tax rate on capital gain for noncorporate holders is scheduled to increase to 20% for taxable years after 2012. For corporate holders, capital gain is generally taxed at the same rate as ordinary income, that is, currently at a maximum rate of 35%. A holder’s ability to deduct capital losses may be limited.

Losses on sales or other dispositions of shares may be disallowed under “wash sale” rules in the event of other investments in the Company (including those made pursuant to reinvestment of dividends) or other substantially identical stock or securities within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal income tax basis of the shares acquired. Stockholders should consult their own tax advisors regarding their individual circumstances to determine whether any particular transaction in the Company’s shares is properly treated as a sale for U.S. federal income tax purposes and the tax treatment of any gains or losses recognized in such transactions.

Information and Backup Withholding. In general, information reporting will apply to distributions in respect of stock and the proceeds from the sale, exchange or other disposition of stock that are paid to a U.S. holder within the United States (and in certain cases, outside the United States), unless the holder is an exempt recipient. In addition, we may be required to withhold, for U.S. federal income tax purposes, such payments payable to stockholders who fail to provide us with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the Internal Revenue Service (“IRS”) that they are subject to backup withholding (or if we have been so notified). Certain corporate and other stockholders specified in the Internal Revenue Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS in a timely manner.

Federal Income Taxation of Non-U.S. Holders of Common Stock

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend on that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our shares.

In general, dividend distributions paid by us to a Non-U.S. stockholder are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if required by an applicable income tax treaty, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States), we will not be required to withhold federal income tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. stockholders. Any such effectively connected dividends may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

A Non-U.S. holder generally will not be taxed on any gain recognized on a disposition of our stock (or warrants or subscription rights to acquire such stock, as applicable) unless:

•
the gain is effectively connected with the Non-U.S. holder’s conduct of a trade or business in the United States and, if required by an applicable income tax treaty, is attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States; in these cases, the gain will be taxed on a net income basis at the regular graduated rates and in the manner applicable to U.S. holders (unless an applicable income tax treaty provides otherwise) and, under certain circumstances, the “branch profits tax” described above may also apply;

•
the Non-U.S. holder is an individual who holds our stock (or warrants or subscription rights, as applicable) as a capital asset, is present in the United States for more than 182 days in the taxable year of the disposition and meets other requirements (in which case, except as otherwise provided by an applicable income tax treaty, the gain, which may be offset by U.S. source capital losses, generally will be subject to a flat 30% U.S. federal income tax, even though the Non-U.S. holder is not considered a resident alien under the Code); or

•
we are or have been a “U.S. real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. holder held our stock (or warrants or subscription rights, as applicable).

Generally, a corporation is a “U.S. real property holding corporation” if the fair market value of its “U.S. real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus its other assets used or held for use in a trade or business. For this purpose, we generally will be treated as owning our proportionate share of the assets of a partnership in which we own an equity interest. The determination of whether we are a U.S. real property holding corporation at any given time will depend on the mix of our assets and their fair market values at such time, which is difficult to predict, and it is possible that we will be a U.S. real property holding corporation.

Provided that our shares were regularly traded on an established securities market at any time during the calendar year of the disposition, the tax relating to stock in a U.S. real property holding corporation generally will only apply to:

(i) a Non-U.S. holder whose holdings, direct and indirect, of regularly traded interests (including warrants or subscription rights to acquire stock) other than an interest solely as a creditor at any time during the applicable period, constituted more than 5% of such class of interests, or

(ii) a Non-U.S. holder who owns non-regularly traded interests (including warrants or subscription rights to acquire stock) other than solely as a creditor with a fair market value greater than the fair market value of 5% of the regularly traded class of stock with the lowest fair market value, generally determined upon acquisition of such interests (Non-U.S. holders who do not satisfy (i) and (ii), a “Non-5% holder”).

Our common shares are listed on the NYSE. Although not free from doubt, our common shares should be considered to be regularly traded on an established securities market for any calendar quarter during which they are regularly quoted on the NYSE by brokers or dealers that hold themselves out to buy or sell our common shares at the quoted price.

If our shares were not considered to be regularly traded on an established securities market at any time during the applicable calendar year, then a Non-5% holder would be taxed for U.S. federal income tax purposes on any gain realized on the disposition of our shares on a net income basis as if the gain were effectively connected with the conduct of a U.S. trade or business by the Non-5% holder during the taxable year and, in such case, the person acquiring from a Non-5% holder generally would have to withhold 10% of the amount of the proceeds of the disposition. Such withholding may be reduced or eliminated pursuant to a withholding certificate issued by the Service in accordance with applicable U.S. Treasury regulations. We urge all Non-U.S. holders to consult their own tax advisers regarding the application of these rules to them.

A Non-U.S. holder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute or successor form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Our shares that are owned or treated as owned by an individual who is not a U.S. citizen or resident of the United States (as specially defined for U.S. federal estate tax purposes) at the time of death will be included in the individual’s gross estate for U.S. federal estate tax purposes, unless an applicable estate tax or other treaty provides otherwise and, therefore, may be subject to U.S. federal estate tax.

Non-U.S. persons should consult their own tax advisers with respect to the United States federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Investment by Tax-Exempt Investors and Regulated Investment Companies. Employee benefit plans, other tax-exempt organizations and regulated investment companies may want to invest in our securities. Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on unrelated business taxable income (“UBTI”). Because we are a corporation for federal income tax purposes, an owner of shares of common stock will not report on its federal income tax return any of our items of income, gain, loss and deduction. Therefore, a tax-exempt investor generally will not have UBTI attributable to its ownership or sale of our common stock unless its ownership of the stock is debt-financed. In general, stock would be debt-financed if the tax-exempt owner of stock incurs debt to acquire the stock or otherwise incurs or maintains debt that would not have been incurred or maintained if the stock had not been acquired.

For federal income tax purposes, a regulated investment company or “mutual fund,” may not have more than 25% of the value of its total assets, at the close of any quarter, invested in the securities of one or more qualified publicly traded partnerships, which will include most MLPs. Shares of our common stock are not securities of a qualified publicly traded partnership and will not be treated as such for purposes of calculating the limitation imposed upon regulated investment companies.

Backup Withholding. We may be required to withhold, for U.S. federal income tax purposes, a portion of all distributions (including redemption proceeds) payable to stockholders who fail to provide us with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the Internal Revenue Service (“IRS”) that they are subject to backup withholding (or if we have been so notified). Certain corporate and other stockholders specified in the Internal Revenue Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS in a timely manner.

Other Taxation. Foreign stockholders, including stockholders who are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty. Our distributions also may be subject to state and local taxes.

Additional Considerations

Medicare Tax. For taxable years beginning after December 31, 2012, a 3.8 percent tax will generally be imposed on the net investment income of certain individuals with a modified adjusted gross income of over $200,000 ($250,000 in the case of joint filers) and on the undistributed net investment income of certain estates and trusts. For these purposes, “net investment income” will generally include interest (including interest on our debt securities), dividends (including dividends paid with respect to our stock), annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of shares of our stock) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain.

FATCA Withholding. Beginning with payments made after December 31, 2012, recently enacted legislation would generally impose a 30% withholding tax on dividends and interest paid with respect to our stock and debt securities and the gross proceeds from a disposition of our stock and debt securities paid to (i) a foreign financial institution (as defined in Section 1471(d)(4) of the Code) unless the foreign financial institution enters into an agreement with the U.S. Treasury Department to collect and disclose information regarding its U.S. account holders (including certain account holders that are foreign entities that have U.S. owners) and satisfies certain other requirements, and (ii) certain other non-U.S. entities unless the entity provides the payor with certain information regarding direct and indirect U.S. owners of the entity, or certifies that it has no such U.S. owners, and complies with certain other requirements. The Internal Revenue Service recently announced that such withholding requirements will be implemented pursuant to regulations and withholding obligations will not be imposed on payments made prior to January 1, 2014. You are encouraged to consult with your own tax advisor regarding the possible implications of this recently enacted legislation on your investment in our common stock.

The foregoing is a general and abbreviated summary of the provisions of the Code and the treasury regulations in effect as they directly govern the taxation of the Company and its security holders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Security holders (and prospective holders) are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.

PROXY VOTING POLICIES

We and our Adviser have adopted proxy voting policies and procedures (“Proxy Policy”), which they believe are reasonably designed to ensure that proxies are voted in our best interests and the best interests of our stockholders. Subject to the oversight of the Board of Directors, the Board has delegated responsibility for implementing the Proxy Policy to our Adviser. Because of the unique nature of certain pipeline and other energy infrastructure companies in which we primarily invest, our Adviser will evaluate each proxy on a case-by-case basis. Because proxies of MLPs are expected to relate only to extraordinary measures, we do not believe that it is prudent to adopt pre-established voting guidelines.

In the event requests for proxies are received with respect to the voting of equity securities other than MLP equity units, on routine matters, such as election of directors or approval of auditors, the proxies usually will be voted with management unless our Adviser determines that it has a conflict or our Adviser determines that there are other reasons not to vote with management. On non-routine matters, such as amendments to governing instruments, proposals relating to compensation and stock option and equity compensation plans, corporate governance proposals and stockholder proposals, our Adviser will vote, or abstain from voting if deemed appropriate, on a case by case basis in a manner that it believes to be in the best economic interest of our stockholders. In the event requests for proxies are received with respect to debt securities, our Adviser will vote on a case by case basis in a manner that it believes to be in the best economic interest of our stockholders.

The Chief Executive Officer is responsible for monitoring our actions and ensuring that: (1) proxies are received and forwarded to the appropriate decision makers; and (2) proxies are voted in a timely manner upon receipt of voting instructions. We are not responsible for voting proxies that we do not receive, but will make reasonable efforts to obtain missing proxies. The Chief Executive Officer will implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including: (1) significant client relationships; (2) other potential material business relationships; and (3) material personal and family relationships. All decisions regarding proxy voting will be determined by the Investment Committee of our Adviser and will be executed by the Chief Executive Officer. Every effort will be made to consult with the portfolio manager and/or analyst covering the security. We may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

If a request for proxy presents a conflict of interest between our stockholders, on the one hand, and our Adviser, the principal underwriters, or any affiliated persons of ours, on the other hand, our management may: (1) disclose the potential conflict to the Board of Directors and obtain consent; or (2) establish an ethical wall or other informational barrier between the persons involved in the conflict and the persons making the voting decisions.

Information regarding how we vote proxies will be available without charge by calling us at (866) 362-9331. You may also access this information on the SEC’s website at http://www.sec.gov. Our Adviser’s website at http://www.tortoiseadvisors.com provides a link to all of our reports filed with the SEC.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

___________________________, serves as our independent registered public accounting firm. _________ provides audit and audit-related services, and tax return preparation and assistance to us.

ADMINISTRATOR, CUSTODIAN AND FUND ACCOUNTANT

__________________________________, will serve as our administrator and provide certain back-office support such as oversight and supervision of the payment of expenses and preparation of financial statements and related schedules. We will pay the administrator a monthly fee computed at an annual rate of ___% of the first $                 of our assets, ___% on the next $                       of our assets and ____% on the balance of our assets.

__________________________________, will serve as our custodian.

__________________________________, will serve as our fund accountant.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the common stock, offered hereby, has been filed by us with the SEC. The prospectus and this statement of additional information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. Please refer to the Registration Statement for further information with respect to us and the offering of our securities. Statements contained in the prospectus and this statement of additional information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to a Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC. Pursuant to a notice of eligibility claiming exclusion from the definition of commodity pool operator, filed with the CFTC and the National Futures Association, we are not deemed to be a “commodity pool operator” under the Commodities Exchange Act (“CEA”), and accordingly, are not subject to registration or regulation as such under the CEA.

INDEX TO FINANCIAL STATEMENTS

F-1

Tortoise MLP Growth Fund, Inc.

STATEMENT OF ADDITIONAL INFORMATION

                             , 2013

Part C — Other Information

Item 25. Financial Statements and Exhibits

1.	Financial Statements:

The Registrant’s financial statements dated               , 2013, notes to the financial statements and report of independent public accountants thereon are incorporated by reference into Part B: Statement of Additional Information.

2.	Exhibits:

Exhibit No.	Description of Document

a.	Articles of Incorporation*
b.	Bylaws(1)
c.	Inapplicable
d.	Form of Stock Certificate(1)
e.	Dividend Reinvestment Plan(1)
f.	Inapplicable
g.	Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. dated , 2013(1)
h.	Form of Underwriting Agreement (1)
i.	Inapplicable
j.	Custody Agreement with dated , 2013(1)
k.1.	Stock Transfer Agency Agreement with dated , 2013(1)
k.2.	Administration Agreement with dated , 2013(1)
l.	Opinion of Venable LLP(1)
m.	Inapplicable
n.	Consent of Independent Registered Public Accounting Firm(1)
o.	Inapplicable
p.	Inapplicable
q.	Inapplicable
r.1.	Code of Ethics of the Registrant(1)
r.2.	Code of Ethics of the Tortoise Capital Advisors, L.L.C.(1)
s.	Power of Attorney*
____________

*	Filed herewith
(1)	To be filed by amendment.

Item 26. Marketing Arrangements

Reference is made to the form of underwriting agreement included as Exhibit h. hereto.

Item 27. Other Expenses and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

FINRA filing fee	$*
Securities and Exchange Commission fees	$*
New York Stock Exchange listing fee	$*
Directors’ fees and expenses	$*
Accounting fees and expenses	$*
Legal fees and expenses	$*
Printing expenses	$*
Transfer Agent’s fees	$*
Miscellaneous	$*
Total	$*
____________

*     To be filed by amendment

Item 28. Persons Controlled by or Under Common Control

None.

Item 29. Number of Holders of Securities

As of                      2013, the number of record holders of each class of securities of the Registrant was:

Title of Class	Number of Record Holders
Common Stock ($0.001 par value)

Item 30. Indemnification

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty which is established by a final judgment as being material to the cause of action. The Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law and the 1940 Act.

The Charter authorizes the Registrant, to the maximum extent permitted by Maryland law and the 1940 Act, to obligate itself to indemnify any present or former director or officer or any individual who, while a director or officer of the Registrant and at the request of the Registrant, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Registrant or as a present or former director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise, and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director of the Registrant and at the request of the Registrant, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Registrant and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Charter and Bylaws also permit the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any employee or agent of the Registrant or a predecessor of the Registrant.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he is made, or threatened to be made, a party by reason of his service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or on his behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Item 31. Business and Other Connections of Investment Advisor

The information in the Statement of Additional Information under the caption “Management of the Company — Directors and Officers” and the information in the prospectus under the caption “Management of the Company — Investment Adviser” is hereby incorporated by reference.

Item 32. Location of Accounts and Records

The Registrant’s accounts, books, and other documents are maintained at the offices of the Registrant, at the offices of the Registrant’s investment advisor, Tortoise Capital Advisors, L.L.C., 11550 Ash Street, Suite 300, Leawood, Kansas 66211, at the offices of the custodian,                                   ,                             , at the offices of the transfer agent,             ,                                   or at the offices of the administrator,                                       ,                                        .

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1. The Registrant undertakes to suspend the offering of the common shares until the Prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as state in the Prospectus.

2.	Not applicable.

3.	Not applicable.

4.	Not applicable.

5. The Registrant is filing this Registration Statement pursuant to Rule 430A under the 1933 Act and undertakes that: (a) for the purposes of determining any liability under the 1933 Act, the information omitted from the form of Prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of Prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; (b) for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of Prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6.       The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Leawood and State of Kansas on the 3rd day of December, 2012.

Tortoise MLP Growth Fund, Inc.

By:	/s/ Terry C. Matlack
Terry C. Matlack,
President & CEO

Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities and on the date indicated.

Name	Title	Date

/s/ Terry C. Matlack	Chief Executive Officer and Director	December 3, 2012
Terry C. Matlack	(Principal Executive Officer)

/s/ P. Bradley Adams	Chief Financial Officer	December 3, 2012
P. Bradley Adams	(Principal Financial and Accounting Officer)

/s/ Conrad S. Ciccotello	Director	December 3, 2012
Conrad S. Ciccotello

/s/ John R. Graham	Director	December 3, 2012
John R. Graham

/s/ Charles E. Heath	Director	December 3, 2012
Charles E. Heath

/s/ H. Kevin Birzer	Director	December 3, 2012
H. Kevin Birzer

Exhibit Index

Exhibit No.	Description of Document
a.	Articles of Incorporation
s.	Power of Attorney